UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
AMR Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 17, 2009

Dear Stockholder,

You are invited to attend AMR Corporation’s annual meeting of stockholders to be held at the American Airlines Training & Conference Center in Fort Worth, Texas, on Wednesday, May 20, 2009, at 8:00 a.m., Central Daylight Saving Time.

Details of the business to be conducted at the meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. In addition, enclosed is our 2008 Annual Report to Stockholders. Directors and officers of the company will be present at the meeting to answer questions that you and other stockholders may have.

Your vote is important. Please read the attached Proxy Statement carefully and submit your proxy as soon as possible. You have a choice of submitting your proxy by using the Internet, by telephone, or by completing and returning by mail the enclosed proxy card or voting instruction form.

The Board of Directors and management look forward to seeing you at the meeting.

Sincerely,

Gerard J. Arpey
Chairman, President
and Chief Executive Officer

Important notice regarding the availability of proxy materials for the annual meeting to be held on May 20, 2009: Our official Notice of Annual Meeting of Stockholders, Proxy Statement and 2008 Annual Report to Stockholders are also available at our website located at www.aa.com/investorrelations.

P.O. Box 619616, MD 5675, Dallas/Fort Worth International Airport, TX 75261-9616

2009 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

P.O. Box 619616, MD 5675, Dallas/Fort Worth International Airport, TX 75261-9616

OFFICIAL NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE	Wednesday, May 20, 2009

TIME	Registration Begins: 7:15 a.m., Central Daylight Saving Time Meeting Begins: 8:00 a.m., Central Daylight Saving Time

PLACE	American Airlines Training & Conference Center Flagship Auditorium 4501 Highway 360 South Fort Worth, Texas 76155

ITEMS OF BUSINESS	(1) to elect thirteen directors;
(2) to ratify the selection by the Audit Committee of Ernst & Young LLP as our independent auditors for the year ending December 31, 2009;
(3) to approve the AMR Corporation 2009 Long Term Incentive Plan;
(4) to consider two stockholder proposals; and
(5) to transact such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

RECORD DATE	You are entitled to vote at the annual meeting only if you were a stockholder of record at the close of business on Monday, March 23, 2009.

FINANCIAL STATEMENTS	Audited financial statements for the year ended December 31, 2008 and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations are included in our Annual Report on Form 10-K, which is contained in the 2008 Annual Report to Stockholders included in this mailing.

ANNUAL MEETING ADMISSION	To attend the annual meeting, you must have an admission ticket (printed on, or included with, the proxy card or voting instruction form) or other proof of beneficial ownership of AMR Corporation shares as of March 23, 2009 that is acceptable to us (such as a statement from your broker reflecting your stock ownership as of March 23, 2009). We may ask each stockholder to present valid governmentally-issued picture identification, such as a driver’s license or passport. For security reasons, all bags are subject to search, and all persons who attend the meeting may be subject to a metal detector and/or a hand wand search. The use of cameras or other recording devices at the annual meeting is prohibited. If you do not have valid picture identification and either an admission ticket or appropriate documentation verifying that you owned our stock on March 23, 2009, or you do not comply with our security measures, you will not be admitted to the annual meeting.

VOTING BY PROXY	Your vote is important. Please vote by using the Internet, by telephone, or by signing and returning the enclosed proxy card or voting instruction form as soon as possible to ensure your representation at the annual meeting. The proxy card or voting instruction form contains instructions for each of these voting options.

By Order of the Board of Directors,

Kenneth W. Wimberly
Corporate Secretary

April 17, 2009

i

P.O. Box 619616, MD 5675, Dallas/Fort Worth International Airport, TX 75261-9616

PROXY STATEMENT

Annual Meeting of Stockholders
May 20, 2009

We are mailing this Proxy Statement and the form of proxy to stockholders on or around April 17, 2009 in connection with a solicitation of proxies by the Board of Directors of AMR Corporation (the “Company,” “we” or “us”) for use at the annual meeting of stockholders that we are holding on May 20, 2009. This Proxy Statement also includes information regarding our wholly-owned and principal subsidiary, American Airlines, Inc. The annual meeting of stockholders will be held at the American Airlines Training & Conference Center, Flagship Auditorium, 4501 Highway 360 South, Fort Worth, Texas 76155, on Wednesday, May 20, 2009, at 8:00 a.m., Central Daylight Saving Time. You can find a map of the area and directions to the American Airlines Training & Conference Center on the back cover of this Proxy Statement and on the admission ticket. The physical address of our principal executive offices is AMR Corporation, 4333 Amon Carter Boulevard, MD 5675, Fort Worth, Texas 76155. Our mailing address is set forth above.

INTERNET AVAILABILITY AND ELECTRONIC DELIVERY OF PROXY DOCUMENTS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 20, 2009. Our official Notice of Annual Meeting of Stockholders, Proxy Statement and 2008 Annual Report to Stockholders are available on our website located at www.aa.com/investorrelations.

As an alternative to receiving printed copies of these materials in future years, you may elect to receive and access future annual meeting materials electronically. If your shares are registered directly in your name with American Stock Transfer & Trust Company, our stock registrar and transfer agent, you can choose to receive and access future annual meeting materials electronically by going to American Stock Transfer & Trust Company’s website (www.amstock.com) and clicking on “Shareholder Services” or by following the instructions provided when voting via the Internet.

If you hold your shares of our stock in a brokerage account or through some other third party in street name, please refer to the information provided by your bank, broker or nominee for instructions on how to elect to receive and view future annual meeting materials over the Internet.

ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

The purpose of the annual meeting of stockholders is to allow you to vote upon matters, which we outline in this Proxy Statement. These matters include (a) election of directors, (b) ratification of the Audit Committee’s selection of our independent auditors for 2009, (c) approval of the AMR Corporation 2009 Long Term Incentive Plan and (d) consideration of two stockholder proposals. In addition, management will report on our performance during 2008.

Where is the annual meeting?

The annual meeting of stockholders will be held at the American Airlines Training & Conference Center, Flagship Auditorium, 4501 Highway 360 South, Fort Worth, Texas 76155, on Wednesday, May 20, 2009, at

8:00 a.m. (Central Daylight Saving Time). You can find a map of the area and directions on the back cover of this Proxy Statement and on the admission ticket.

Who can attend the annual meeting?

Stockholders of record as of the close of business on March 23, 2009, or their duly appointed proxies, may attend the annual meeting. The Flagship Auditorium (which is the site of the annual meeting) can accommodate 275 people. Admission to the annual meeting will be on a first-come, first-served basis. Registration will begin at 7:15 a.m. (Central Daylight Saving Time), on May 20, 2009, in the reception area outside the Flagship Auditorium. The doors to the Flagship Auditorium will open at 7:45 a.m. (Central Daylight Saving Time).

If you plan to attend the annual meeting, you must have an admission ticket. We have included this ticket on the proxy card or with the voting instruction form. If you do not have an admission ticket, you will need to bring other proof of beneficial ownership of our stock as of March 23, 2009 that is acceptable to us, such as a copy of a statement from your broker reflecting your stock ownership. In addition, we may ask stockholders for valid governmentally-issued picture identification, such as a driver’s license or passport. For security reasons, all bags are subject to search, and all persons who attend the annual meeting may be subject to a metal detector and/or a hand wand search. The use of cameras or other recording devices at the annual meeting is prohibited. If you do not have valid picture identification and either an admission ticket or appropriate documentation verifying that you owned our stock on March 23, 2009, or you do not comply with our security measures, you will not be admitted to the annual meeting. All stockholders will be required to check-in at the registration desk.

What is the quorum for the annual meeting?

The presence, in person or by proxy, of the holders of at least one-third of the issued and outstanding shares entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting, except with respect to proposal 3. We will count abstentions and broker non-votes as present for determining whether a quorum exists. In order for proposal 3 to be approved, the total votes cast on the proposal must represent over 50 percent of the voting power of the issued and outstanding shares entitled to vote at the annual meeting. In accordance with the voting procedures of the New York Stock Exchange (“NYSE”), we will count abstentions but not broker non-votes as present for determining whether a quorum exists. If a quorum is not present in person or represented by proxies at the annual meeting, the holders of shares entitled to vote at the annual meeting who are present in person or represented by proxies will have the power to adjourn the annual meeting from time to time until a quorum is present in person or represented by proxies. At any such adjourned and reconvened meeting at which a quorum is present in person or represented by proxies, any business may be transacted that might have been transacted at the original meeting.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with American Stock Transfer & Trust Company, our stock transfer agent, you are considered the stockholder of record with respect to those shares. If you are a stockholder of record, we have sent the proxy statement, annual report and proxy card directly to you. If you hold your shares in a stock brokerage account or your shares are held by a bank or other nominee, you are considered the beneficial owner of these shares, and your shares are held in “street name.” The proxy statement, annual report and proxy card have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included in the mailing or by following their instructions for voting by telephone or the Internet.

Who is entitled to vote at the annual meeting?

Only stockholders of record at the close of business on March 23, 2009 are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the annual meeting. If you were a stockholder of record on March 23, 2009, you will be entitled to vote all of the shares that you held on that date at the annual meeting or any postponements or adjournments of the meeting. If your shares are held in street name, you may vote your shares in person at the annual meeting only if you obtain a legal proxy from the broker or nominee that held your shares on March 23, 2009. On March 23, 2009, we had 279,011,993 shares of common stock outstanding. Each stockholder of record on March 23, 2009 will be entitled to one vote in person or by proxy for each share of stock held.

If you are an employee/participant holding shares of our common stock as an investment option under the $uper $aver 401(k) Plan, you will receive one proxy card for all the shares that you own through the $uper $aver 401(k) Plan. The proxy card will serve as your voting instructions for the investment manager of the $uper $aver 401(k) Plan (Bank of America, National Association). To allow sufficient time for the investment manager to vote your $uper $aver 401(k) Plan shares, the investment manager must receive your voting instructions by 11:59 p.m., Eastern Daylight Saving Time, on May 15, 2009. The number of shares you are eligible to vote is based on your unit balance in the $uper $aver 401(k) Plan on March 23, 2009. If the investment manager does not receive your instructions by that date, it will vote your $uper $aver 401(k) Plan shares in the same proportion as shares for which instructions were received from other employee/participants in the $uper $aver 401(k) Plan. As of March 23, 2009, the $uper $aver 401(k) Plan held an aggregate 567,400 shares of our common stock on behalf of employees/participants.

Please note that having unexercised stock options, in and of itself, is not sufficient to entitle the holder of such options to vote at or attend the annual meeting. You must be a stockholder of record or a street name holder at the close of business on March 23, 2009 to vote the shares of common stock you held on that date at the annual meeting.

How do I vote before the annual meeting?

Stockholders of record on March 23, 2009 may vote before the annual meeting, as explained in the detailed instructions on the proxy card or voting instruction form. In summary, you may vote before the annual meeting by any one of the following methods:

•	By Internet. If you are a record holder, you can vote on the Internet at the website address shown on the proxy card. The Internet voting procedure allows you to authenticate your identity and vote your shares. In addition, it will confirm that we have properly recorded your instructions. If you hold your shares in street name, the availability of Internet voting will depend on the voting process of your bank or broker. Please follow the Internet voting instructions found on the voting instruction form you receive from your bank or broker. If you elect to vote using the Internet, you may incur telecommunication and/or Internet access charges for which you are responsible.

•	By telephone. If you are a record holder, you can vote by telephone using the telephone number shown on the proxy card. The telephone voting procedure allows you to authenticate your identity and vote your shares. In addition, it will confirm that we have properly recorded your instructions. If you hold your shares in street name, the availability of telephone voting will depend on the voting process of your bank or broker. Please follow the telephone voting instructions found on the voting instruction form you receive from your bank or broker.

•	By mail. If you are a record holder, you can vote by mail by completing, signing and returning the enclosed proxy card in the postage paid envelope provided. The proxies will vote your shares in accordance with your directions provided on the card. If you hold your shares in street name, please follow the mail voting instructions found on the voting instruction form you receive from your bank or broker.

When will Internet and telephone voting facilities close?

For stockholders of record, the Internet and telephone voting facilities will close at 11:59 p.m. (Central Daylight Saving Time) on May 19, 2009. If your shares are held in street name, please refer to the information provided by your bank, broker or nominee for information on when voting will end.

Can I change my vote after I have voted?

Yes. If you are a record holder on March 23, 2009, you may change your vote or revoke your proxy at any time before the annual meeting begins by filing a notice of revocation and a properly executed, later-dated proxy with our Corporate Secretary. Whether you are a record holder or hold your shares in street name, you may also change your vote or revoke your proxy by attending and voting your shares at the annual meeting, subject to requirements for attending and voting at the annual meeting.

How are votes counted?

With respect to the election of directors (proposal 1), you may either vote “FOR” all or less than all of the nominated directors or your vote may be “WITHHELD” as to one or more of them. Stockholders elect the nominated directors by a plurality of the votes cast at the annual meeting. This means that the stockholders will elect the thirteen persons receiving the highest number of “FOR” votes at the annual meeting. See “Corporate Governance — Majority Voting,” on page 9 of this Proxy Statement, for further details regarding the election of directors.

With respect to proposals 2, 4 and 5, a majority of the votes cast at the annual meeting is required for approval. With respect to these three proposals, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it will not have an effect on the approval of these three proposals.

With respect to proposal 3, a majority of the votes cast on the proposal at the annual meeting is required for approval, provided that the total votes cast on the proposal represent over 50 percent of the voting power of all the shares of common stock outstanding and entitled to vote on proposal 3 at the annual meeting. With respect to proposal 3, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” In accordance with the voting procedures of the NYSE, if you “ABSTAIN,” it will count as a vote against the proposal, and will count towards the requirement that the votes cast represent over 50 percent of the voting power of all outstanding shares of common stock.

If you are a record holder, you may vote your shares in person at the annual meeting, through the mail, by telephone or over the Internet, each as described on the proxy card (see also “How do I vote before the annual meeting?” for more information). If you sign your proxy card and provide no further instructions, the proxies will vote your shares “FOR” proposals 1 (as to all nominated directors), 2 and 3; and “AGAINST” proposals 4 and 5. With respect to any additional matters that properly come before the annual meeting, the vote will be determined by our proxies, Gerard J. Arpey, David L. Boren and Ann M. Korologos, each with full power to act without the others and with full power of substitution, to vote in their discretion.

If you hold your shares in street name, follow the instructions on the voting instruction form you receive from your broker (see also “How do I vote before the annual meeting?” for more information). With respect to any additional matters that properly come before the annual meeting, the vote will be determined in the discretion of our proxies.

Please note that the election of directors and the ratification of appointment of our independent auditors (proposals 1 and 2, respectively) are discretionary items under the voting procedures of the NYSE. Member brokers of the NYSE who do not receive voting instructions from the beneficial owners may vote such shares in their discretion with respect to these two proposals. Proposals 3, 4 and 5 are non-discretionary items and NYSE member brokers do not have discretion to vote on these proposals. If you do not submit voting instructions and if your broker does not have discretion to vote your shares on a proposal (a broker non-vote), we will not count your shares in determining the outcome of the vote on proposals 3, 4 and 5. Such “broker non-votes” will have no effect on the approval of proposals 3, 4 and 5, except that, because a broker non-vote does not count as a vote cast, it will not be counted towards the requirement that the votes cast on proposal 3 represent over 50 percent of the voting power of all outstanding shares of common stock. If you hold your shares in street name, you may vote your shares in person at the annual meeting only if you obtain a legal proxy from the broker or nominee that held your shares on March 23, 2009.

What are the Board of Directors’ recommendations?

The Board of Directors’ recommendations are included with the description of each item in this Proxy Statement. In summary, the Board of Directors recommends a vote:

•	FOR the election of the nominated slate of directors (proposal 1);

•	FOR the ratification of the selection by the Audit Committee of Ernst & Young LLP as our independent auditors for 2009 (proposal 2);

•	FOR approval of the AMR Corporation 2009 Long Term Incentive Plan (proposal 3); and

•	AGAINST approval of stockholder proposals 4 and 5.

What happens if additional matters are presented at the annual meeting?

Other than the five proposals described in this Proxy Statement, we are not aware of any other business to be presented at the annual meeting. If you sign and return the proxy card or the voting instruction form, our proxies will have discretion to vote your shares on any additional matters presented at the annual meeting. If for any reason any director nominee cannot stand for election at the annual meeting, our proxies will vote your shares for a substitute nominee, if any, that the Board of Directors may nominate. We note that our bylaws provide that any stockholder wishing to nominate a director at or bring any other item before the annual meeting, other than proposals intended to be included in the proxy materials pursuant to Rule 14a-8 (“Rule 14a-8”) of Regulation 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must have notified the Corporate Secretary of such fact not less than 90 nor more than 120 days before May 21, 2009.

Who will bear the cost of soliciting proxies for the annual meeting?

We will pay the cost of this solicitation.  In addition to using regular mail, we may use directors, officers, employees or agents of us or our subsidiaries to solicit proxies, in person or by telephone, facsimile, e-mail or other means of electronic communication. We will also request brokers or nominees who hold common stock in their names to forward proxy materials to the beneficial owners of such stock at our expense. To aid in the solicitation of proxies, we have retained Laurel Hill Advisory Group, LLC, a firm of professional proxy solicitors, at an estimated fee of $15,500, plus reimbursement of normal expenses.

When and where can I find the voting results of the annual meeting?

We intend to post the official voting results of the annual meeting at the Investor Relations section of our website (www.aa.com/investorrelations) as soon as possible. In addition, the official results will be published in our quarterly report on Form 10-Q for the second quarter of fiscal year 2009.

PROPOSAL 1—ELECTION OF DIRECTORS

The Board of Directors proposes that stockholders elect at the annual meeting the following thirteen director candidates, all of whom currently serve as our directors, to serve until the next annual meeting. Each of the nominees for election as a director has indicated that he or she will serve if elected by the stockholders and has furnished the following information to us with respect to his or her principal occupation or employment and business directorships as of March 23, 2009.

Unless otherwise indicated, all proxy cards and voting instruction forms that authorize the persons named therein to vote for the election of directors will be voted for the election of the nominees listed below. If any nominee is not available for election because of unforeseen circumstances, the proxies designated by the Board of Directors intend to vote for the election of a substitute nominee, if any, that the Board of Directors may nominate. Although we will attempt to provide advance notice of such a substitute nominee, we may be unable to do so in certain circumstances.

NOMINEES FOR ELECTION AS DIRECTORS

Gerard J. Arpey (Age 50)
First elected a director in 2003

Chairman, President and Chief Executive Officer of AMR Corporation and American Airlines, Inc., Fort Worth, Texas, since May 2004; air transportation. Previously, Mr. Arpey held the following positions with AMR Corporation and with American Airlines: President and Chief Executive Officer from April 2003 to May 2004; President and Chief Operating Officer from April 2002 to April 2003; Executive Vice President Operations from January 2000 to April 2002; and Senior Vice President Finance and Planning and Chief Financial Officer from March 1995 to January 2000.

John W. Bachmann (Age 70)
First elected a director in 2001

Senior Partner, Edward Jones, St. Louis, Missouri, since January 2004, and Managing Partner from 1980 to December 2003; financial services. Mr. Bachmann began his career at Edward Jones in 1959. He is also a director of the Monsanto Company.

David L. Boren (Age 67)
First elected a director in 1994

President, The University of Oklahoma, Norman, Oklahoma, since November 1994; educational institution. From 1979 through 1994, Mr. Boren was a United States Senator for Oklahoma. From 1975 through 1979, he was the Governor of Oklahoma. He is also a director of Continental Resources, Inc., Texas Instruments Incorporated and Torchmark Corporation.

Armando M. Codina (Age 62)
First elected a director in 1995

Chairman, Flagler Development Group, Inc., Coral Gables, Florida, since September 2008, and President and Chief Executive Officer from May 2006 to September 2008; commercial real estate. From 1979 to April 2006, Mr. Codina served as Chairman and Chief Executive Officer of Codina Group, Inc. until its merger with Flagler Development Group in May 2006. He is also a director of General Motors Corporation and The Home Depot, Inc.

Rajat K. Gupta (Age 60)
First elected a director in 2008

Senior Partner Emeritus, McKinsey & Company, Stamford, Connecticut, since January 2008; management consulting services. Mr. Gupta served as McKinsey & Company’s Senior Partner from 2003 until his retirement and as Worldwide Managing Director from 1994 until 2003. Prior to that, he held a variety of positions at McKinsey & Company since 1973. Mr. Gupta is also a director of Genpact Limited, Goldman Sachs Group, Inc., Harman International Industries, Incorporated, and The Procter & Gamble Company.

Alberto Ibargüen (Age 65)
First elected a director in 2008

President and Chief Executive Officer of the John S. and James L. Knight Foundation, Miami, Florida, since July 2005; non-profit foundation dedicated to promoting journalism and community development. Previously, Mr. Ibargüen served as Chairman of Miami Herald Publishing Co. from 1998 to 2005, a Knight Ridder subsidiary, and as publisher of The Miami Herald and of El Nuevo Herald. He is Chairman of the Board of the Newseum in Washington, D.C. He is also a director of PepsiCo, Inc.

Ann M. Korologos (Age 67)
First elected a director in 1990

Chairman, RAND Corporation Board of Trustees, Santa Monica, California, since April 2004; international public policy research organization. Mrs. Korologos has served as Chairman Emeritus of The Aspen Institute since August 2004 and has served on its Board of Trustees since 1989. Previously, she served as Senior Advisor for Benedetto, Gartland & Company from 1996 to 2005 and served as United States Secretary of Labor from 1987 to 1989. Mrs. Korologos is also a director of Harman International Industries, Incorporated, Host Hotels & Resorts, Inc., Vulcan Materials Company and Kellogg Company.

Michael A. Miles (Age 69)
First elected a director in 2000

Mr. Miles is a Special Limited Partner of Forstmann Little & Co., New York, New York, and a member of its Advisory Board since 1995; investment banking. Previously, he was Chairman and Chief Executive Officer of Philip Morris Companies Inc. from 1991 until his retirement in 1994. Mr. Miles is also a director of Citadel Broadcasting Corporation, Time Warner Inc. and Dell Inc.

Philip J. Purcell (Age 65)
First elected a director in 2000

President, Continental Investors, LLC, Chicago, Illinois, since January 2006; private equity investing. He served as Chairman and Chief Executive Officer of Morgan Stanley from 1997 until his retirement in July 2005. Mr. Purcell became President and Chief Operating Officer of Dean Witter in 1982, and was Chairman and Chief Executive Officer of Dean Witter Discover & Co. from 1986 until it acquired Morgan Stanley in 1997.

Ray M. Robinson (Age 61)
First elected a director in 2005

Chairman of Citizens Trust Bank, Atlanta, Georgia, since 2003; banking. Mr. Robinson has been Vice Chairman of the East Lake Community Foundation since November 2003, and is President Emeritus of the East Lake Golf Club. He served AT&T Corporation as its President of the Southern Region from 1996 to May 2003 and as its Vice President, Corporate Relations from 1994 to 1996. Mr. Robinson is also a director of Aaron Rents, Inc., Acuity Brands, Inc. and Avnet, Inc.

Dr. Judith Rodin (Age 64)
First elected a director in 1997

President, The Rockefeller Foundation, New York, New York, since March 2005; private philanthropic institution. From 1994 to 2004, Dr. Rodin was President of the University of Pennsylvania. Dr. Rodin is also a director of Citigroup Inc. and Comcast Corporation.

Matthew K. Rose (Age 50)
First elected a director in 2004

Chairman, President and Chief Executive Officer, Burlington Northern Santa Fe Corporation, Fort Worth, Texas, since 2002; rail transportation. Previously, Mr. Rose held the following positions at Burlington Northern Santa Fe Corporation or its predecessors: President and Chief Executive Officer from December 2000 to March 2002; President and Chief Operating Officer from June 1999 to December 2000; and Senior Vice President and Chief Operations Officer from August 1997 to June 1999. He is also a director of Centex Corporation.

Roger T. Staubach (Age 67)
First elected a director in 2001

Executive Chairman, Americas, Jones Lang LaSalle Incorporated, Addison, Texas, since July 2008; global commercial real estate strategy and services firm. He served as Executive Chairman of The Staubach Company from July 2007 to July 2008 and Chairman and Chief Executive Officer from 1982 to June 2007. After graduating from the United States Naval Academy in 1965, Mr. Staubach served four years as an officer in the U.S. Navy. He played professional football from 1969 to 1979 with the Dallas Cowboys. Mr. Staubach is also a director of Cinemark Holdings, Inc.

A plurality of the votes cast is necessary for the election of each director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED ABOVE.

CORPORATE GOVERNANCE

Majority Voting

In 2006, the Board of Directors revised the Board of Directors Governance Policies so that any nominee for director who receives a greater number of votes “WITHHELD” than votes “FOR” in an uncontested election will be required to tender his or her resignation promptly to the Nominating/Corporate Governance Committee of the Board of Directors. The Nominating/Corporate Governance Committee will consider our best interests and the best interests of the stockholders and recommend to a special committee of independent directors of the Board of Directors whether to accept the tendered resignation or to take some other action. This special committee of the Board of Directors will be composed of only those independent directors who did not receive a majority of withheld votes and will consider the Nominating/Corporate Governance Committee’s recommendation. Within 90 days following the uncontested election, this special committee will determine whether to accept the tendered resignation or take some other action. Thereafter, we will publicly disclose the special committee’s decision.

If one or more members of the Nominating/Corporate Governance Committee receive a majority of withheld votes, then the Board of Directors will create a special committee of independent directors who did not receive a majority of withheld votes to consider the resignation offers of all directors receiving a majority of withheld votes. The special committee of the Board of Directors will determine whether to accept the tendered resignation or to take some other action and promptly disclose their decision. Any director who receives a majority of withheld votes and tenders his or her resignation will not participate in the committee determination. However, if there are three or fewer independent directors who did not receive a majority of withheld votes in the same election, then all independent directors may participate in the committee action regarding whether to accept the resignation or take some other action. The foregoing is a summary of the director resignation procedure. The entire procedure is set forth in Section 18 of the Board of Directors Governance Policies, which are available on the Investor Relations section of our website located at www.aa.com/investorrelations by clicking on the “Corporate Governance” link. The Board of Directors Governance Policies are also available free of charge in print to any stockholder who sends a request to the Corporate Secretary at the address on page 69 of this Proxy Statement.

Stockholder Right to Call a Special Meeting

In 2008, the Board of Directors amended our bylaws to provide that a special meeting of stockholders shall be called, subject to certain advance notice and information requirements, upon receipt of written requests from holders of shares representing at least 25 percent of our outstanding common stock. Under our current bylaws, a special meeting is not required to be called if (a) the request relates solely to a matter or matters not a proper subject for stockholder action under applicable law, (b) the request is received during the period commencing 90 days prior to the first anniversary of the previous year’s annual meeting of stockholders and ending on the date of the next annual meeting, (c) an annual or special meeting at which an identical or substantially similar item or items was presented has been called but not yet held or will be held within 120 days, (d) an identical or substantially similar item or items was presented at the most recent annual meeting, (e) an identical or substantially similar item or items was presented at a special meeting held not more than 90 days before the delivery of such request, or (f) the request was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law. Our bylaws also provide that our Board of Directors, Chairman of the Board of Directors or President may call a special meeting of the stockholders. Our bylaws are available on the Investor Relations section of our website located at www.aa.com/investorrelations by clicking on the “Corporate Governance” link. Our bylaws are also available free of charge in print to any stockholder who sends a request to the Corporate Secretary at the address on page 69 of this Proxy Statement.

Number of Board of Directors Meetings; Attendance at Board of Directors, Committee and Annual Meetings

We generally hold eight regular meetings of the Board of Directors per year, and schedule special meetings when required. The Board of Directors held eight regular meetings in 2008, two of which were by telephone conference, and ten special meetings, four of which were by telephone conference. During 2008, each director attended at least 75% of the sum of the total number of meetings of the Board of Directors and each committee of which he or she was a member with the exception of Mrs. Korologos, who attended 74% of such meetings. Mrs. Korologos was not able to attend at least 75% of the meetings in 2008 due to the illness of an immediate family member. We encourage each director to attend the annual meeting. Last year, 12 directors attended the annual meeting of stockholders.

Self-Assessment

In January of each year, the Board of Directors and its standing committees each conduct a self-assessment of the effectiveness of the Board and each standing committee.

Standards of Business Conduct for Employees and Directors

We have written standards for business conduct that are applicable to all our employees. We designed our Standards of Business Conduct to help employees resolve ethical issues in an increasingly complex business environment. The Standards of Business Conduct apply to all our employees, including without limitation, the Chief Executive Officer, the Chief Financial Officer, the General Counsel and Chief Compliance Officer, the Controller, the Treasurer, the Corporate Secretary and the General Auditor. The Standards of Business Conduct cover several topics including, without limitation, conflicts of interest; full, fair, accurate, timely and understandable disclosure in Securities and Exchange Commission (“SEC”) filings; confidentiality of information and accountability for adherence to the Standards of Business Conduct; prompt internal reporting of violations of the Standards of Business Conduct; and compliance with laws and regulations. A copy of the Standards of Business Conduct is available on the Investor Relations section of our website located at www.aa.com/investorrelations by clicking on the “Corporate Governance” link.

The Board of Directors has adopted a Code of Ethics and Conflicts of Interest Policy for the Board of Directors. We designed our Code of Ethics and Conflicts of Interest Policy to, among other things, assist the directors in recognizing and resolving ethical issues and identifying and avoiding conflicts of interest. A copy of the Code of Ethics and Conflicts of Interest Policy is available on the Investor Relations section of our website located at www.aa.com/investorrelations by clicking on the “Corporate Governance” link. We may post amendments to, or waivers of, the provisions of the Standards of Business Conduct and the Code of Ethics and Conflicts of Interest Policy with respect to any director or executive officer on the foregoing website. The Standards of Business Conduct and the Code of Ethics and Conflicts of Interest Policy are available free of charge in print to any stockholder who sends a request to the Corporate Secretary at the address on page 69 of this Proxy Statement.

Executive Sessions and the Lead Director

Non-employee directors meet regularly throughout the year without the Chief Executive Officer or other management employees. We hold these “executive sessions” at least twice per year. In 2008, the non-employee directors held executive sessions in January, February March, May, July, September and November. The Board of Directors appoints a Lead Director from among the independent directors to chair these executive sessions. Mr. Codina has served as the Lead Director of the Board of Directors since April 1, 2007.

The Lead Director has frequent contact with Mr. Arpey and the other members of our senior management throughout the year. The Lead Director or the Chairman of the Nominating/Corporate Governance Committee may schedule executive sessions. In addition, such sessions may be scheduled at the request of the Board of Directors.

As provided in the Board of Directors Governance Policies, the responsibilities of the Lead Director are determined by the independent directors from time to time. Those responsibilities include:

•	presiding at meetings of the Board of Directors when the Chairman is not present, including executive sessions of the independent directors;

•	serving as a liaison between the Chairman and the independent directors (although the independent directors are encouraged to communicate freely with the Chairman);

•	in collaboration with the Chairman and with input from the other directors, approving Board of Directors meeting agendas and schedules; and

•	the ability to call meetings of the independent directors.

Evaluation of the Chief Executive Officer

Each year, the Chair of the Nominating/Corporate Governance Committee leads the independent directors in an executive session to assess the Chief Executive Officer’s performance. The results of this review are discussed with the Chief Executive Officer.

Continuing Education

We encourage and afford our directors the opportunity to attend seminars, conferences and external director education programs relating to, among other things, board governance practices and the functioning of the Board of Directors’ principal committees. We also conduct a comprehensive orientation process for new directors. In addition, directors receive ongoing continuing education through educational sessions at meetings and periodic mailings between meetings. We hold periodic training sessions for the Audit Committee and invite the other directors and executive officers to these sessions. We reimburse the directors for any costs associated with these seminars and conferences, including related travel expenses.

Director Access to Management and Independent Advisers

Independent directors have direct access to members of management whenever they deem it necessary. In accordance with NYSE listing standards, each of the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee has the authority to retain its own independent advisers at our expense. The independent directors and the Diversity Committee are also free to retain their own independent advisers at any time and at our expense.

Contacting the Board of Directors

The Board of Directors has approved procedures to facilitate communications between the directors and employees, stockholders and other interested third parties. Pursuant to these procedures, a person who desires to contact the Lead Director, a standing committee of the Board of Directors, the Board of Directors as a whole or any individual director may do so in writing to the following address:

AMR Corporation
The Board of Directors
P.O. Box 619616, MD 5675
Dallas/Fort Worth International Airport, Texas 75261-9616

These procedures are available on the Investor Relations section of our website located at www.aa.com/investorrelations by clicking on the “Corporate Governance” link.

Upon receipt of any communication to the Board of Directors, we will distribute the communication to the Lead Director, to another director or to an executive officer as appropriate, in each case depending on the facts and circumstances outlined in the communication. For example, a letter concerning a stockholder nominee would be sent to the Chairman of the Nominating/Corporate Governance Committee; a complaint regarding accounting or internal accounting controls would be forwarded to the Chairman of the Audit Committee and the General Auditor; and a complaint regarding passenger service would be sent to the executive officer responsible for customer service. The Corporate Secretary and the Nominating/Corporate Governance Committee review data about the number and types of stockholder communications received; the nature of the communications; to whom the communication was directed; the responses sent; and, as applicable, the ultimate disposition of any communication. The Board of Directors has approved this process.

BOARD COMMITTEES

The Board of Directors has standing Audit, Compensation, Diversity and Nominating/Corporate Governance committees. All members of the Audit Committee are independent in accordance with the listing standards of the NYSE, the requirements of the SEC, and the Board of Directors’ independence criteria. In addition, all members of the Compensation Committee, the Diversity Committee and the Nominating/Corporate Governance Committee are independent in accordance with the NYSE listing standards and our independence criteria. No member of the Audit Committee, the Compensation Committee, the Diversity Committee or the Nominating/Corporate Governance Committee is a current or former employee or officer of us or any of our affiliates. The committees on which the members of the Board of Directors (other than Mr. Arpey) serve as of April 1, 2009 are identified below.

	Audit	Compensation	Diversity	Nominating / Corporate
Director	Committee	Committee	Committee	Governance Committee

John W. Bachmann	✓(Chair)		✓

David L. Boren		✓		✓(Chair)

Armando M. Codina				✓

Rajat K. Gupta	✓

Alberto Ibargüen	✓		✓

Ann M. Korologos			✓

Michael A. Miles		✓(Chair)

Philip J. Purcell		✓		✓

Ray M. Robinson	✓			✓

Judith Rodin		✓

Matthew K. Rose		✓

Roger T. Staubach			✓(Chair)

Number of Committee Meetings in 2008:	9	6	5	6

Each of the Audit, Compensation, Diversity and Nominating/Corporate Governance Committees has a charter that details the committee’s responsibilities. The charters for all the standing committees of the Board of Directors are available on the Investor Relations section of our website located at www.aa.com/investorrelations by clicking on the “Corporate Governance” link. The charters are also available in print and free of charge to any stockholder who sends a written request to the Corporate Secretary at the address on page 69 of this Proxy Statement.

Nominating/Corporate Governance Committee Matters

Functions

The functions of the Nominating/Corporate Governance Committee include:

•	Establishing and implementing appropriate processes for the Board of Directors and the standing committees of the Board of Directors;

•	Recommending candidates for officer positions and, along with the Chief Executive Officer, reviewing our succession planning;

•	Proposing a slate of directors for election by the stockholders at the annual meeting;

•	Nominating candidates to fill any vacancies on the Board of Directors;

•	Determining the optimal size of the Board of Directors;

•	Reviewing and setting the compensation of directors;

•	Considering the qualifications of stockholder and self-nominated director nominees in accordance with pre-established guidelines;

•	Developing and reviewing the Board of Directors Governance Policies;

•	Monitoring and reviewing succession planning for the Chief Executive Officer;

•	Reviewing any proposed changes to our Certificate of Incorporation, bylaws and the charters of the standing committees;

•	Reviewing stockholder proposals for the annual meeting and our responses thereto;

•	Reviewing transactions with related persons; and

•	Determining director independence under applicable rules and the Board of Directors Governance Policies.

Director Nominees

As noted above, the Nominating/Corporate Governance Committee is responsible for recommending director nominees for election to the Board of Directors. To fulfill this role, the Nominating/Corporate Governance Committee annually reviews the optimal size of the Board of Directors and its composition to determine the qualifications and areas of expertise needed to enhance the composition of the Board of Directors. To be considered, a candidate must:

•	have unquestioned integrity;

•	have a well established record in business, finance, government relations, academics or the sciences;

•	have the ability to devote substantial time to the Board of Directors and at least one of the standing committees of the Board of Directors; and

•	contribute to the diversity, in the broadest sense, of the Board of Directors.

Among other things, when assessing a candidate’s qualifications (including a self-nominee or a candidate nominated by a stockholder), the Nominating/Corporate Governance Committee considers:

•	the number of other boards on which the candidate serves, including public and private company boards as well as not-for-profit boards;

•	other business and professional commitments of the candidate;

•	the Board of Directors’ need at that time for directors having certain skills and experience;

•	the potential for any conflicts between our interests and the interests of the candidate;

•	the candidate’s ability to fulfill the independence standards required of directors;

•	the candidate’s ability to add value to the work of the standing committees of the Board of Directors; and

•	the diversity, in the broadest sense, of the directors then comprising the Board of Directors.

In addition, all directors are expected to exercise their best business judgment when acting on our behalf; to represent the interests of all of our stockholders; to act ethically; and to adhere to the ethical standards applicable to the directors (see “Standards of Business Conduct for Employees and Directors,” on page 10 of this Proxy Statement, for further details regarding our standards of conduct).

The Nominating/Corporate Governance Committee considers all of these factors when determining whether to recommend a candidate for a director position. The Nominating/Corporate Governance Committee from time to time has used a search firm to assist it in identifying suitable candidates for director positions, although one is not retained at present.

Stockholder Nominees

The Nominating/Corporate Governance Committee will consider stockholder nominees for election to the Board of Directors at an annual meeting or in the event a vacancy exists on the Board of Directors. In 2008, no individuals self-nominated themselves for election to the Board of Directors. See “Other Information,” beginning on page 68 of this Proxy Statement, for further details regarding submitting nominations for director positions.

Director Independence; Board of Directors Governance Policies

The Board of Directors has approved the Board of Directors Governance Policies (the “Governance Policies”), which govern certain of the Board of Directors’ procedures and protocols. The Governance Policies are available on the Investor Relations section of our website located at www.aa.com/investorrelations by clicking on the “Corporate Governance” link. The Governance Policies are also available free of charge in print to any stockholder who sends a written request to the Corporate Secretary at the address on page 69 of this Proxy Statement.

Among other things, the Governance Policies establish the standards to determine the independence of the directors. In general, the Governance Policies provide that a director is independent if the director has no direct or indirect material relationship with us. A relationship is “material” if it would interfere with the director’s independent judgment. To assist the Nominating/Corporate Governance Committee in determining whether a relationship is material, the Board of Directors has established guidelines in the Governance Policies. In general, the guidelines provide that a director is not independent if, within certain time parameters:

•	We have employed the director or an immediate family member of the director as an executive officer;

•	The director is a current partner or employee of a firm that is the Company’s internal or external auditor;

•	The director has an immediate family member who is a current partner of a firm that is the Company’s internal or external auditor;

•	The director has an immediate family member who is a current employee of a firm that is the Company’s internal or external auditor and personally works on the Company’s audit;

•	The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than those retainers, fees and benefits for service as a director of the Company;

•	The director or a member of the director’s immediate family is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that other company’s compensation committee; or

•	The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

This is only a summary of the Board of Directors’ independence guidelines, which also incorporate any additional requirements of the SEC and the NYSE. A complete list of the guidelines and principles are set forth in the Governance Policies.

In order to determine each director’s independence, the Nominating/Corporate Governance Committee reviews transactions between us or our subsidiaries and companies that employ one of our directors (or one of his or her immediate family members). For example, we have corporate travel arrangements with certain companies at which some of our independent directors also serve as officers or employees. Each such company, along with the director and his or her position at such company, are Edward Jones (John W. Bachmann, senior partner); The University of Oklahoma (David L. Boren, President); Flagler Development Group, Inc. (Armando M. Codina, Chairman); the John S. and James L. Knight Foundation (Alberto Ibargüen, President and Chief Executive Officer); The Rockefeller Foundation (Dr. Judith Rodin, President); and Burlington Northern Santa Fe Corporation (Matthew K. Rose, Chairman, President and CEO). Pursuant to these agreements, American Airlines and/or American Eagle provide air transportation to those companies. We believe that the terms of these arrangements are at least as favorable to us as those we would have in a similar arrangement with an unaffiliated third party. The Nominating/Corporate Governance Committee determined that such arrangements do not affect the independence of Messrs. Bachmann, Boren, Codina, Ibargüen and Rose, and Dr. Rodin. In making these determinations, the Nominating/Corporate Governance Committee considered that the payments made by each participating company were less than the greater of $1 million or 2% of the other company’s consolidated gross revenues in each of the last three years.

Pursuant to the Governance Policies, the Nominating/Corporate Governance Committee has determined, and the Board of Directors has agreed, that Mrs. Korologos, Dr. Rodin and Messrs. Bachmann, Boren, Codina, Gupta, Ibargüen, Miles, Purcell, Robinson, Rose and Staubach are all independent in accordance with the Governance Policies. In addition, the Nominating/Corporate Governance Committee has previously determined, and the Board of Directors agreed, that Mr. Graves, who retired from the Board of Directors in March 2008, was independent in accordance with the Governance Policies during his term. Since Mr. Arpey is one of our employees, he is not independent.

Transactions with Related Persons

In addition to the independence requirements of the Governance Policies and the obligations of the directors under our Code of Ethics and Conflicts of Interest Policy described on page 10 of this Proxy Statement, the Board of Directors has adopted a written policy with respect to the review, approval or ratification of related party transactions. Our policy defines related party transactions generally as transactions or series of related transactions in excess of $120,000 involving us or our subsidiaries in which any (a) of our directors or nominees for director, (b) of our executive officers, (c) persons owning five percent or more of our outstanding stock at the time of the transaction, or (d) of the immediate family members of our directors, nominees for director, executive officers, or five percent stockholders, has a direct or indirect material interest. In addition, the Board of Directors has determined that certain interests and transactions are by their nature not material and are not subject to the policy.

The policy requires that the Nominating/Corporate Governance Committee, with the assistance of our General Counsel and/or Corporate Secretary, review and approve related party transactions. In its review of a proposed related party transaction, the Nominating/Corporate Governance Committee considers, among other factors: (a) whether the terms of the proposed transaction are at least as favorable as those we would have in a similar agreement with an unaffiliated third party; (b) the size of the transaction and the amount of consideration payable to or receivable by a related party; (c) the nature of the interest of the related party; and (d) whether the transaction may involve a conflict of interest.

During 2008, American Airlines advertised in, and sponsored events hosted by, Black Enterprise magazine. Mr. Graves, who was a member of our Board of Directors until March 31, 2008, is the Chairman of Earl G. Graves, Ltd., which publishes that magazine. During 2008, the payments made to Earl G. Graves, Ltd. and its affiliates totaled approximately $411,000. The Nominating/Corporate Governance Committee reviewed and ratified these transactions under our Related Party Transaction Policy.

Audit Committee Matters

Functions

The functions of the Audit Committee include:

•	Selecting, retaining, compensating and overseeing our independent auditors;

•	Approving in advance the services rendered by, and the fees paid to, our independent auditors;

•	Monitoring compliance with our Standards of Business Conduct;

•	Periodically reviewing the organization and structure of our Internal Audit department;

•	Reviewing:

o	the scope and results of the annual audit, including our independent auditors’ assessment of internal controls

o	quarterly financial information with representatives of management and the independent auditors

o	our consolidated financial statements

o	the scope of non-audit services provided by our independent auditors

o	our periodic filings (Forms 10-K and 10-Q) filed with the SEC, including the section regarding Management’s Discussion and Analysis of Financial Condition and Results of Operations

o	our risk management policies

o	other aspects of our relationship with our independent auditors, including a letter on the independence of our auditors; and

•	Establishing procedures to deal with complaints or concerns regarding accounting or auditing matters.

During 2008, the Audit Committee met nine times. The Audit Committee reviewed, among other things, the quality and integrity of our financial statements; our compliance with legal and regulatory requirements; periodic filings on Form 10-K and Form 10-Q; the qualifications and independence of Ernst & Young LLP; the performance of our internal audit function; the status of the internal controls audit required by Section 404 of the Sarbanes-Oxley Act of 2002; the performance of the independent auditors; and other significant financial matters.

Each member of the Audit Committee satisfies the definition of “independent director” as established in the NYSE listing standards and the rules and regulations of the SEC. Also, each member of the Audit Committee fulfills the independence standards established under the Governance Policies and has been determined to be financially literate. The Board of Directors has concluded that Mr. Bachmann qualifies as an audit committee financial expert under SEC rules and regulations and has the requisite financial management expertise as specified under the NYSE listing standards. The Board believes that other members of the committee may also meet these qualifications.

Audit Committee Report

Throughout 2008, the Audit Committee met and held discussions with our management, as well as with Ernst & Young. Several of the discussions between the Audit Committee and Ernst & Young were in private, with no members of our management present. The Audit Committee also met privately (with no other members of our management present) with our General Auditor several times during 2008. Among other things, the Audit Committee reviewed and discussed our audited consolidated financial statements with management, our General Auditor, and Ernst & Young during these meetings.

The Audit Committee has also discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young required by the applicable requirements of the Public Company Accounting Oversight Board, and the Audit Committee has discussed with Ernst & Young the firm’s independence.

In reliance upon the reviews and discussions noted above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008. Subject to stockholder approval at the 2009 annual meeting, the Audit Committee has also selected Ernst & Young as our independent auditors for 2009 (see proposal 2).

Audit Committee of AMR Corporation:

John W. Bachmann, Chairman
Rajat K. Gupta
Alberto Ibargüen
Ray M. Robinson

Independent Auditor’s Fees

The following table reflects the aggregate fees paid to Ernst & Young for audit services rendered in connection with the consolidated financial statements, reports for fiscal years 2007 and 2008, and for other services rendered during fiscal years 2007 and 2008 on our behalf and on behalf of our subsidiaries:

	(amounts in thousands)
	2008	2007

Audit Fees	$2,578	$2,489
Audit-Related Fees	819	890
Tax Fees	171	74
All Other Fees	0	0

Total Fees	$3,568	$3,453

Audit Fees:  Consists of fees billed for professional services rendered for (a) the audit of our consolidated financial statements; (b) the audit of internal control over financial reporting; (c) the review of the interim condensed consolidated financial statements included in quarterly reports; (d) services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements and attest services, except those not required by statute or regulation; and (e) consultations concerning financial accounting and reporting standards.

Audit-Related Fees:  Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include (a) employee benefit plan audits; (b) auditing work on proposed transactions; (c) attest services that are not required by statute or regulation; and (d) consultations concerning financial accounting and reporting standards that do not impact the annual audit.

Tax Fees:  Consists of tax compliance/preparation and other tax services. Tax compliance/preparation consists of fees billed for professional services related to federal, state and international tax compliance; assistance with tax audits and appeals; expatriate tax services; and assistance related to the impact of mergers, acquisitions and divestitures on tax return preparation. Other tax services consist of fees billed for other miscellaneous tax consulting and planning.

All Other Fees:  There were no fees for other services not included above.

In selecting Ernst & Young as our independent auditors for the fiscal year ending December 31, 2009, the Audit Committee has considered whether services other than audit and audit-related services provided by Ernst & Young are compatible with maintaining the firm’s independence.

The Audit Committee pre-approves all audit and permissible non-audit services provided by Ernst & Young, including audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and includes an anticipated budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee. Pursuant to this delegation, the Chairman of the Audit Committee must report any pre-approval decision by him to the Audit Committee. The Audit Committee pre-approved all such audit, audit-related and permissible non-audit services in 2007 and 2008 in accordance with these procedures.

Diversity Committee Matters

Functions

The functions of the Diversity Committee include:

•	Providing oversight, counsel and guidance to senior management at American Airlines, our other subsidiaries and the Board of Directors on issues related to diversity and inclusion, including:

o	Equal employment opportunity policies

o	Hiring practices

o	Employee retention issues

o	Corporate procurement decisions, including our Supplier Diversity Program

o	Work environment;

•	Monitoring and overseeing the development and implementation of diversity policies, programs and procedures to ensure that they are appropriate to, and assist in the fulfillment of, our responsibilities to our internal and external minority constituencies; and

•	Exploring a wide spectrum of our operations to assist us in promoting our diversity efforts.

Compensation Committee Matters

Functions

The functions of the Compensation Committee include:

•	Formulating and approving the compensation and benefit programs for our officers and the officers of our subsidiaries;

•	Approving the compensation of our Chief Executive Officer based on an evaluation of his performance;

•	Approving and monitoring our annual incentive program and our stock-based and other compensation programs;

•	Determining performance measures under our various compensation programs;

•	Determining amounts to be paid under our compensation and benefits programs; and

•	Retaining compensation consultants to perform an annual review of executive compensation.

Processes and Procedures

The Compensation Committee acts on behalf of the Board of Directors and has the responsibility for approving the compensation of all of our officers, including the named executive officers. This responsibility includes establishing and implementing our executive compensation objectives, including linking each named executive officer’s compensation to our short-term and long-term strategic, financial and operational goals. The Compensation Committee also determines: (a) the performance measures established for performance-based awards for our officers; and (b) where the performance measures are subjective, the achievement of those performance measures and the amounts payable with respect to those awards. The Compensation Committee reviews and has the authority to adopt employment and change in control agreements with our officers and incentive plans for our officers, including those pertaining to performance shares, deferred shares, stock-settled stock appreciation rights and career performance shares.

The Compensation Committee is responsible for the administration of our executive compensation program. The Compensation Committee delegates authority for the day-to-day administration of our executive compensation program to our Senior Vice President – Human Resources and Human Resources department, but the Compensation Committee does not delegate compensation determinations for our officers.

The Compensation Committee meets regularly throughout the year to review general compensation issues and to monitor the compensation of our officers. In fulfilling its responsibilities, the Compensation Committee has the authority to retain, and establish the duties and compensation of, external compensation consultants. During 2008, the Compensation Committee retained Hewitt Associates LLC to evaluate the competitiveness and reasonableness of our executive compensation relative to other public corporations employing similar executive talent. The Compensation Committee also engaged Deloitte Consulting LLP to advise the Compensation Committee on the Chief Executive Officer’s compensation package, incentive plan design and other executive compensation matters. Deloitte Consulting and certain of its affiliates and Hewitt Associates have also provided other services to us, such as tax and consulting services; however, the employees providing those services are not the employees who advise the Compensation Committee, and the Compensation Committee believes that these relationships do not impair the independence of these firms or their advisors.

With respect to executives other than the Chief Executive Officer, the Compensation Committee makes compensation decisions with, and frequently based upon the recommendation of, the Chief Executive Officer and our Senior Vice President – Human Resources. The Compensation Committee also reviews and considers comparative market data provided by Hewitt Associates. The Compensation Committee makes all determinations with respect to the Chief Executive Officer’s compensation with the assistance, when appropriate, of our Lead Director, Hewitt Associates and Deloitte Consulting.

The Nominating/Corporate Governance Committee is responsible for determining compensation for the Board of Directors. See “Director Compensation,” beginning on page 51 of this Proxy Statement, for further details regarding the Nominating/Corporate Governance Committee’s role in this determination.

The “Compensation Discussion and Analysis” below provides further details regarding our compensation objectives and programs, including information regarding the Compensation Committee’s annual compensation review, the types of compensation awards it uses, and the manner in which the Compensation Committee determines the size and terms of such awards.

Compensation Committee Interlocks and Insider Participation

Dr. Rodin, Messrs. Boren, Miles and Purcell, and, beginning in July 2008, Mr. Rose, were the members of the Compensation Committee during 2008. None of the members of the Compensation Committee was at any time during 2008, or at any other time, one of our officers or employees. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or our Compensation Committee.

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion provides an overview and analysis of the material elements and objectives of our executive compensation program. We provide information relating to the following, who were our named executive officers in 2008:

Gerard J. Arpey, Chairman, President and Chief Executive Officer of AMR Corporation and American Airlines;

Thomas W. Horton, Executive Vice President – Finance and Planning and Chief Financial Officer of AMR Corporation and American Airlines;

Daniel P. Garton, Executive Vice President – Marketing of AMR Corporation and American Airlines;

Robert W. Reding, Executive Vice President – Operations of AMR Corporation and American Airlines; and

Gary F. Kennedy, Senior Vice President, General Counsel and Chief Compliance Officer of AMR Corporation and American Airlines.

This discussion should be read in conjunction with “Executive Compensation” beginning on page 32 of this Proxy Statement.

Administration of Executive Compensation Program

The Board of Directors delegates oversight of our executive compensation program to the Compensation Committee, although the Compensation Committee discusses executive compensation matters and shares materials from the Compensation Committee meetings with the entire Board of Directors. The Compensation Committee is responsible for establishing our executive compensation objectives, approving the corporate objectives against which the committee measures performance in setting certain elements of our executive compensation packages, and determining the compensation of all of our officers, including the named executive officers. The Compensation Committee meets regularly throughout the year to review general compensation issues. See “Processes and Procedures,” beginning on page 18 of this Proxy Statement, for further details regarding administration of our executive compensation program.

Role of the Compensation Consultants

The Compensation Committee utilizes the advice of two external consultants, Hewitt Associates LLC and Deloitte Consulting LLP. The Compensation Committee retains Hewitt Associates to evaluate the competitiveness and reasonableness of our executive compensation relative to other public corporations employing similar executive talent. The Compensation Committee also engages Deloitte Consulting to advise the Compensation Committee on the Chief Executive Officer’s compensation package, incentive plan design and other executive compensation matters. The compensation consultants meet with the Compensation Committee during its annual review of executive compensation, including in executive session without any members of management present. At the direction of the Compensation Committee, the compensation consultants collaborate with and assist Mr. Arpey and other members of management, including the Senior Vice President of Human Resources, in obtaining information necessary for them to form their recommendations regarding compensation.

Role of the Chief Executive Officer in Setting Compensation

Mr. Arpey regularly attends Compensation Committee meetings, including the committee’s annual review of executive compensation. At these meetings, he provides his perspective on the performance of our officers, including the other named executive officers, and other subjective considerations that may influence the Compensation Committee’s compensation decisions, such as retention, succession planning, and critical personnel and business needs. He also presents his views on compensation recommendations for the other named executive officers. The Compensation Committee gives considerable weight to Mr. Arpey’s evaluation of the other named executive officers because he has direct knowledge of each officer’s performance and contributions since they report directly to him. Mr. Arpey does not participate in the Compensation Committee’s deliberations or decisions with regard to his compensation, although he discusses his compensation with the Compensation Committee and its consultants.

Process to Determine Compensation

Annually, the Compensation Committee, with the participation of our Lead Director, conducts a comprehensive review of our executive compensation program. Prior to 2008, the annual compensation review was conducted in July of each year. In 2008, the annual compensation review took place in May in order to grant long-term equity awards prior to the expiration of our 1998 Long Term Incentive Plan (as amended, the “1998 LTIP”) on May 21, 2008. The compensation review includes a review of: (a) a report prepared by our Human Resources department evaluating our executive compensation to ensure that we are achieving our compensation objectives and a review of the compensation paid at eight other major U.S. passenger airlines, and (b) a comprehensive report from Hewitt Associates evaluating the competitiveness of our executive compensation program relative to the programs at companies in a cross-industry comparator group. Since we compete for our executive talent with companies both within and outside our industry, the Committee reviewed market data from a peer group of our major U.S. passenger airline competitors and Hewitt’s report, which included 26 public companies that have certain similar characteristics to us, such as (a) comparable revenue size (with our revenue approximately at the median of the revenues of the companies in the comparator group), (b) operations in multiple locations across the United States, (c) similar labor requirements, (d) headquarters in the Dallas-Fort Worth area, and/or (e) comparable management structures so that job comparisons are meaningful. In addition, at the time of this review and with the participation of our Lead Director, the Compensation Committee evaluates the Chief Executive Officer’s compensation.

For the 2008 compensation review, the Compensation Committee reviewed (a) data for the following eight major U.S. passenger airlines: AirTran Airways, Continental Airlines, Delta Air Lines, JetBlue Airways, Northwest Airlines, Southwest Airlines, United Airlines, and US Airways, and (b) Hewitt’s report comprised of the following 26 companies (the “Comparator Group”):

3M Company Alcoa Inc. The Boeing Company Burlington Northern Santa Fe Corporation Caterpillar Inc. The Coca Cola Company Deere & Company FedEx Corporation General Dynamics Corporation	The Goodyear Tire & Rubber Company
H.J. Heinz Company
Honeywell International, Inc.
J.C. Penney Corporation, Inc.
Johnson Controls, Inc.
Kimberly-Clark Corporation
Lockheed Martin Corporation
Motorola, Inc.
Northrop Grumman Corporation	Raytheon Company Sara Lee Corporation Target Corporation United Parcel Service, Inc. United Technologies Corporation Weyerhaeuser Company Whirlpool Corporation Xerox Corporation

The Compensation Committee reviews data comparing total compensation and each element of compensation provided to our named executive officers to executive compensation at the companies comprising the Comparator Group. While the Compensation Committee has the ability to exercise discretion with respect to the total compensation provided to our named executive officers and consider other factors, its policy, except as described below, is to establish a compensation package that provides to each such officer total compensation that is approximately equal to the median total compensation of persons holding comparable positions or responsibilities at the companies comprising the Comparator Group and generally consistent with the compensation provided to our other named executive officers with similar levels of responsibility. The Compensation Committee generally believes that the median reflects competitive market compensation for our named executive officers, and in 2008, the Compensation Committee approved total compensation packages for our named executive officers that generally were consistent with this policy. However, during 2008 and in prior years, Mr. Arpey’s total compensation was below the median of the chief executive officers in the Comparator Group. While it remains the Compensation Committee’s intent to increase Mr. Arpey’s compensation to be closer to the median of chief executives in the Comparator Group, in light of the industry’s and our current financial situation, the Compensation Committee determined that his total compensation for 2008 should have the same value as his 2007 compensation, except for a 1.5% increase to his base salary that was awarded to all of our employees in 2008. In addition, the Compensation Committee included in the group against which Mr. Garton’s compensation was benchmarked the compensation of persons serving in the role of chief financial officer at the companies in the Comparator Group. The Compensation Committee made this determination due to Mr. Garton’s (a) contributions and broad skill set, (b) oversight of a large operating group, our flight attendants, in addition to his marketing responsibilities, and (c) prior experience as a chief financial officer of a company in the airline industry.

In addition to reviewing competitive market data, the Compensation Committee considered:

•	the need to retain our current named executive officers and motivate them to achieve sustained profitability under our Turnaround Plan described under “Compensation Objectives” below;

•	the absence of short-term incentive awards since 2001 due to the difficulty in achieving the pre-tax earnings margin levels required under our Annual Incentive Plan and its predecessor incentive compensation plan;

•	the fact that for the ten years 1998 through 2007, only approximately 67% of the total compensation we granted to our named executive officers has actually been realized; and

•	the projections of potential total compensation for the next two years under our compensation plans.

To better understand the impact of its decisions on the total compensation for our named executive officers, the Compensation Committee also analyzes tally sheets. The tally sheets quantify all material components of compensation for the named executive officers during the preceding five years. These include (a) annual base salary and bonuses, (b) outstanding equity awards and their value, (c) compensation actually realized, (d) retirement benefits, (e) potential termination of employment benefits (or payments), and (f) change in control payments under certain scenarios. Based on its review of the tally sheets and other items described above in 2008, the Compensation Committee concluded that the total compensation amounts for prior years and for 2008 remained reasonable and consistent with our overall compensation objectives, and the Compensation Committee did not make any material changes to the compensation of our named executive officers or our existing programs and policies for 2008 as a result of such review.

Compensation Objectives

The principal objectives of our executive compensation program are to:

•	create stockholder value by linking our executives’ compensation programs with the interests of our stockholders through stock-based compensation;

•	provide compensation that enables us to attract, motivate, reward and retain talented executives;

•	reward achievement of the strategic goals set forth in our Turnaround Plan (as described below); and

•	sustain a pay for performance approach in which variable or “at risk” compensation comprises a substantial portion of each executive’s compensation.

We believe that our executive compensation program should be considered in the context of the business environment in which we have operated during the last several years. In 2003, we implemented our Turnaround Plan in response to the challenges we faced resulting from the September 11th attacks and the subsequent economic downturn. The plan’s four tenets include: (a) lowering costs; (b) increasing our focus on what customers value; (c) increasing union and employee involvement in our operations; and (d) improving our balance sheet and financial structure.

Evaluation of Corporate Performance

To implement our pay for performance objective, a substantial portion of our executives’ pay is “at risk,” meaning the final amount of compensation actually realized is dependent on the achievement of certain short-term and long-term financial and operating measures and objectives that, if achieved, would contribute to our long-term financial stability and success. The Compensation Committee has determined that the corporate measures described below are critical to our success and has linked our executives’ performance-based compensation to these measures:

Measures Utilized in Connection with Short-Term Incentive Compensation Plans

Pre-Tax Profits—Over the course of its more than 80 year history, the airline business has proven to be very cyclical and vulnerable to general economic conditions and various external factors, such as fuel prices and government regulations in recent years. To encourage our executives to strive to generate adequate profit levels, the Compensation Committee has established a short-term incentive program that requires a minimum 5% pre-tax earnings margin in order for bonuses to be paid. Given the environment in which the airline industry has operated since 2001, this minimum level of pre-tax earnings is an extremely challenging hurdle for us to achieve, and we have not made any annual bonus payments to the named executive officers based on this performance measure since 2001.

Customer Service—To reinforce the tenets of the Turnaround Plan, all employees, including the named executive officers, are awarded cash payments under our Annual Incentive Plan if we achieve our target for on-time flight arrivals or customer satisfaction scores. See the discussion regarding the Annual Incentive Plan under “Short-Term Incentive Compensation” beginning on page 24 for more details. We believe that by focusing all employees on customer satisfaction, we are more likely to achieve positive pre-tax earnings and long-term stockholder value.

Measures Utilized in Connection with Long-Term Incentive Compensation Plans

Stock Price Growth—We believe that consistent execution of our strategy over multi-year periods should lead to an increase in our stock price over time. Stock-settled stock appreciation rights (SSARs) are one way in which we provide our executive officers with a stake in this potential increase. The actual compensation realized from the SSARs is entirely dependent on increases in our stock price after the SSAR grant date. We also grant performance shares and deferred shares that generally vest after three years, the value of which is also dependent on our stock price over time.

Total Shareholder Return—In addition to general growth in our stock price, we believe that it is important for our stock to perform as well as or better than other airlines that we compete against. Thus, distributions under our performance share plans are in part dependent on how well our total shareholder return compares to the total shareholder return of our competitors over three-year measurement periods. The Compensation Committee selected the three-year total shareholder return (“TSR”) measure because it is an objective, market-based metric that directly measures shareholder value creation over the long term. Use of a relative TSR metric also mitigates the effect of general market or sector performance on our stock price and, by extension, compensation levels for our executive officers.

Corporate Objectives—Prior to 2004, TSR was the sole performance measure used to determine distributions, if any, with respect to performance shares. Since the adoption of our Turnaround Plan in 2003, Mr. Arpey and our Senior Vice President of Human Resources have recommended to the Compensation Committee each year, for the committee’s review and approval, annual corporate objectives tied to our Turnaround Plan. The Compensation Committee and the Board of Directors believe that successful execution of these objectives is important to our financial stability and long-term success. Accordingly, starting with awards made in 2004 the Compensation Committee determined that attainment of these objectives would govern one-half of the final distribution of performance shares to our senior officers, including our named executive officers.

In April 2008, however, the Compensation Committee determined that with respect to any performance share awards granted thereafter, the TSR objective would again be the sole performance measure used to determine distributions for all recipients, including our senior and named executive officers. While the Compensation Committee believes that achieving our corporate objectives remains important, it made this policy change in order to more directly align executive compensation with stockholders’ interests.

Primary Components of Compensation

Our executive compensation program principally consists of the following direct compensation components, each of which we describe more fully below and in the accompanying tables and footnotes:

•	base salary;

•	short-term incentive compensation;

•	long-term incentive compensation;

•	retirement benefits; and

•	travel privileges and other benefits.

In addition, we provide certain termination benefits to our named executive officers.

We do not have a formal policy for allocating compensation between cash or non-cash elements and short-term or long-term incentives for our named executive officers. Rather, the Compensation Committee determines the appropriate allocation of cash or non-cash elements and short-term or long-term compensation with our compensation objectives and comparative company data in mind. “At risk” compensation is an important element of our compensation program, and represents more than 70% of the named executive officers’ total compensation package in 2008. We provide “at risk” compensation primarily through grants of stock-based compensation and participation in compensation plans tied to achieving strategic, financial and operational goals and performance measures.

Base salary and short-term incentives are payable in cash. Base salary is generally designed to comprise 15% of the named executive officers’ total compensation package. Short-term incentive compensation is generally designed to comprise 15% of the named executive officers’ potential annual compensation, although we have not paid annual bonuses to any of our named executive officers since 2001. Long-term incentive compensation is generally designed to represent 70% of the named executive officers’ potential annual compensation.

Base Salary

The Compensation Committee believes that it is important to pay a base salary to each of our named executive officers to provide them with a secure, known amount of cash compensation during the year. The Compensation Committee considers competitive market compensation and establishes each officer’s base salary close to the median base salary of persons holding comparable positions at the companies comprising our Comparator Group.

In April 2008, the Compensation Committee approved a uniform 1.5% increase to the named executive officers’ base salaries, which is the same increase to base salaries that all of our U.S.-based employees received in 2008.

Short-Term Incentive Compensation

Annual Incentive Plan.  As part of the Turnaround Plan, we established the Annual Incentive Plan (the “AIP”) to link the interests of our stockholders, customers and employees. All U.S.-based employees, including the named executive officers, participate in the AIP, which provides cash incentive payments upon the achievement of monthly customer service goals and annual financial goals.

Awards are earned monthly under the customer service component of the AIP if we achieve at least one of the following two customer service targets:

•	An internal target percentage of American Airlines flights departing early or on time; or

•	A target score in the category “Likelihood to Recommend,” rated by American Airlines in its customer satisfaction survey.

The customer service component of the AIP provides for payments ranging from $40 to $80 per month for each employee, predicated upon our achieving at least one of the two customer service targets. An additional $250 is paid annually to each employee for achieving a top six performance relative to our competitors for on-time arrival, as determined by the U.S. Department of Transportation. Any amounts earned under the customer service component of the AIP will be subtracted from any amounts earned under the financial component of the AIP. In 2008, we paid $160 under the customer service component of the AIP to each eligible employee, including our named executive officers. In addition, in January 2008, we made payments of $800 to each eligible employee of American Airlines under the customer service component of the AIP with respect to services provided in 2007, except no such payments were made to our named executive officers or any of our other officers.

Awards are earned annually under the financial component of the AIP if American Airlines achieves threshold, target or maximum pre-tax earnings margins described in the following table:

		Approximate
		Pre-Tax Earnings
	Pre-Tax	(Based on American Airlines’
Level	Earnings Margin	2008 Revenue)

Threshold	5%	$1.2 Billion
Target	10%	$2.4 Billion
Maximum	15%	$3.6 Billion

The actual dollar amount of a paid award is determined as a percentage of base salary, and the percentage of base salary varies according to the level of responsibility and the pre-tax earnings margin achieved. As part of its annual compensation review in 2008, the Compensation Committee determined the threshold, target and maximum award payout levels under the financial component of the AIP for 2008 for each of the named executive officers by reference to the short-term incentive compensation awards available to persons holding comparable positions at the companies comprising our Comparator Group. Subject to the maximum awards established for each of the named executive officers, the Compensation Committee has the discretion to adjust the final awards. The percentages of base salary that each of our named executive officers was eligible to receive in 2008 are set forth in “Non-Equity Incentive Plan Awards” on page 35 of this Proxy Statement.

We did not make any payments under the financial component of the AIP for 2008, and because we have not achieved any of the pre-tax earnings margin thresholds, we have not made any short-term incentive compensation payments to our named executive officers under the financial component of the AIP (or its predecessor incentive compensation plan) since March 2001.

The Compensation Committee also has the discretion under the AIP to award limited cash incentive payments to the named executive officers and certain other management employees if we do not meet the payout levels under the financial component of the AIP. Under the terms of the AIP, any such discretionary payments can be no more than 20% of the employee’s maximum bonus payable under the AIP. We did not make any such discretionary cash payments or pay any other forms of bonuses to any of the named executive officers in 2008 or in any previous year.

American Airlines also maintains a Profit Sharing Plan for its employees. Under that plan, profit sharing payments are made to eligible employees if our annual pre-tax earnings exceed $500 million. By its terms, our officers (including the named executive officers) and certain other management employees are not eligible to participate in the Profit Sharing Plan. However, under the AIP, the Compensation Committee has the discretion to award cash payments to these officers and management employees if the other employees of American Airlines receive profit sharing payments under the Profit Sharing Plan. No such payments were made to any of the named executive officers in 2008 or in any previous year.

Long-Term Incentive Compensation

Long-term compensation is a critical component of our executive compensation program because it is designed to link executive compensation to the interests of our stockholders by motivating executives to increase total stockholder return. We also believe that long-term compensation is an important retention tool.

The Compensation Committee utilizes a variety of equity-based instruments to provide long-term compensation for our named executive officers. We generally grant awards at the time of the Compensation Committee’s annual compensation review, with interim awards made from time to time to new hires or upon increases in responsibilities. In 2008, we granted the following equity-based instruments:

•	performance shares, which are contractual rights to receive shares of our common stock upon the achievement of certain performance measures over a three-year period;

•	SSARs, which are contractual rights to receive shares of our common stock over a ten-year exercise period;

•	deferred shares, which are contractual rights to receive shares of our common stock generally upon the completion of three years of service following the grant date; and

•	career performance shares, which are granted only to Mr. Arpey and are contractual rights to receive shares of our common stock upon the achievement of certain financial and operating performance measures over a ten-year period.

Our long-term incentive plans generally allow us to settle these awards in either stock, cash, or a combination of stock and cash.

In determining the types and amounts of the long-term equity awards granted in 2008 to each of our named executive officers, the Compensation Committee targeted the median level of long-term equity awards to persons holding comparable positions at the companies comprising our Comparator Group, while keeping such awards generally consistent with the compensation provided to our other named executive officers with similar levels of responsibility. However, the long-term equity awards granted in 2008 to Mr. Arpey were substantially below the comparable median among chief executive officers in the Comparator Group.

In connection with its annual compensation review in May 2008, the Compensation Committee determined to grant long-term equity awards with the same value as were granted in 2007, but to change the mix of long-term equity awards to reduce the large swings in realized compensation that have been experienced in the past several years by reducing performance share awards and increasing deferred share awards. The Compensation Committee also determined to grant a higher percentage of the total value in the form of SSARs in order to extend the duration of the award from three years to ten years and to place more emphasis on absolute stock appreciation. Grants of long-term equity awards were approved to the named executive officers in approximately the following proportions: 50% in performance shares (including, for Mr. Arpey, his career performance shares); 30% in SSARs; and 20% in deferred shares. As a result, approximately 80% of the named executive officers’ potential long-term incentive compensation is dependent upon our financial and operating performance, including, in the case of SSARs, appreciation in our stock price. We establish the value and number of performance and deferred share awards using a standard valuation methodology developed by Hewitt Associates that takes into account the terms of such awards, including the applicable vesting and performance criteria. We use a modified Black-Scholes valuation model to determine the value and number of SSAR awards. See “Fiscal Year 2006, 2007 and 2008 Summary Compensation Table,” beginning on page 32 of this Proxy Statement and the accompanying footnotes, for further details on long-term compensation.

Performance Shares.  The actual number of performance shares (if any) ultimately distributed to the named executive officers has been determined in recent years based on (a) our TSR as compared to that of our main competitors and (b) the Compensation Committee’s subjective determination of achievement of our corporate objectives, in each case during a three-year measurement period. As originally designed, final distribution of the performance share awards for the 2006-2008 measurement period could range from 0% to 175% of the performance shares originally granted, depending on our performance against these measures during the applicable three-year measurement period.

TSR is defined as the rate of return reflecting stock price appreciation plus reinvestment of dividends over the measurement period. The average stock price at the close of trading on the NYSE (adjusted for splits and dividends) for the three months prior to the beginning and ending points of the measurement period is used to smooth out market fluctuations.

The Compensation Committee selects the competing airlines against which we will compare our TSR based on their market capitalization, revenues and airline seat capacity. For the 2008/2010 Performance Share Plan, the Compensation Committee determined to increase the number of airlines from six to ten in order to encompass a broader and more objective representation of the U.S. passenger airline industry. This group consists of: AirTran Holdings, Inc., Alaska Air Group, Inc., AMR Corporation, Continental Airlines, Inc., Delta Air Lines Inc., JetBlue Airways Corporation, Northwest Airlines Corporation, Southwest Airlines Co., US Airways Group, Inc. and UAL Corporation.

Distributions of performance shares related to TSR vary according to the following schedule, where “Rank” is our TSR ranking among the ten airlines and “Percent of Original Award” is the percentage of the performance shares initially granted that will be earned based on the TSR measure of performance. In the event that one or more of the ten airlines ceases to trade on a national securities exchange at any point during the three year measurement period, the airline is excluded from the calculation of the TSR, as shown in the table below:

Number of
Competing
Airlines	Percent of Original Award (Based on Rank)
	1	2	3	4	5	6	7	8	9	10

10	175%	165%	150%	125%	100%	100%	75%	50%	25%	0%

9	175%	165%	150%	125%	100%	100%	75%	50%	0%

8	175%	165%	150%	125%	100%	100%	75%	50%

7	175%	165%	150%	125%	100%	100%	75%

6	175%	165%	150%	125%	100%	100%

5	175%	165%	150%	125%	100%

4	175%	165%	150%	125%

3	175%	165%	150%

For performance share awards granted from 2004 to 2007, the determination of distributions of the other half of the performance share awards initially granted to our named executive officers and other senior officers was based upon the Compensation Committee’s subjective determination of achievement of corporate objectives adopted by the Compensation Committee each year. The corporate objectives are consistent with the objectives of our Turnaround Plan, and for the years 2004 through 2008 were: (a) keeping safety our top priority; (b) raising external capital, maintaining a minimum amount of cash and building a strong balance sheet; (c) meeting our pension funding obligations; (d) continuing to lower our non-fuel costs and implementing measures to conserve fuel; (e) improving customer service and dependability rankings; (f) continuously improving revenues and business results through employee collaboration and other means; (g) enhancing our image and customer loyalty; (h) continuing to successfully advocate on industry legislative and regulatory issues; (i) focusing on a positive work environment and promoting diversity; (j) promoting employee commitment to the employee standards of conduct and compliance with laws and regulations; (k) meeting financial goals in order to return to and sustain profitability and create long-term shareholder value; and (l) any other factors that the Compensation Committee may determine are important or appropriate. In determining attainment of the corporate objectives, the Compensation Committee is not required to use any formula or other measure or assign any particular weighting to any objective, and may also consider any other factor that it considers important or appropriate.

With respect to the performance share awards under the 2006/2008 Performance Share Plan, the Compensation Committee determined that we had a fourth place TSR rank during the 2006-2008 measurement period, resulting in a TSR distribution percentage of 75%. Achievement of the corporate objectives during this measurement period was well in excess of 75%. Because TSR is the sole performance measure used to determine performance shares distributed to all of the other participants in that plan, our named executive officers and other senior officers would have received a higher distribution percentage than the other participants in that plan if the determination of distributions of one-half of the performance shares initially granted to the senior officers was based on achievement of the corporate objectives. The Compensation Committee and senior officers believed that such an outcome was not appropriate. With the consent of the senior officers, the Compensation Committee therefore determined to align the distribution percentage for all participants under the 2006/2008 Performance Share Plan by only using the TSR metric to determine distribution of the awards to our named executive officers and other senior officers. As a result, on April 15, 2009, our senior officers (including the named executive officers) received 75% of the awards originally granted to them under the 2006/2008 Performance Share Plan.

With respect to the performance share awards to our named executive officers under the 2005/2007 Performance Share Plan (that were distributed in April 2008), in 2008 the Compensation Committee determined that we had a second place TSR rank during the 2005-2007 measurement period, resulting in a TSR distribution percentage of 135%, and our attainment of the corporate objectives over the same period was 133%. As a result, in April 2008, each named executive officer received 134% of the share awards originally granted to him under the 2005/2007 Performance Share Plan.

SSARs.  SSARs provide compensation to the named executive officers only to the extent that the market value of our common stock appreciates from the date of grant. SSARs vest in equal annual installments over five years, so an officer must generally complete five years of service to receive the full benefit of any SSAR grant. We generally grant SSARs to our officers (including our named executive officers) at the time of the Compensation Committee’s annual compensation review. Our practice is generally to use the date the Compensation Committee approves the grant as the effective date, unless the grants are approved at the time of our earnings release (in which case we use the third business day after the corresponding earnings release). We established the exercise price of these SSARs as the fair market value of our common stock on that date. For 2008, the Compensation Committee conducted the compensation review at its May meeting. The effective date of the SSARs granted at that meeting was May 20, 2008, which was the date the Compensation Committee approved the grant.

Deferred Shares.  The Compensation Committee believes that deferred shares are important for long-term retention of our named executive officers since they are intended to provide a minimum value for their continued service. Since the deferred shares generally vest upon three years of service from the date of grant, these awards complement our performance share and SSAR awards, which are both contingent upon the achievement of either specified performance objectives or stock price appreciation.

Career Performance Shares.  In 2005, the Compensation Committee determined, with the assistance of Deloitte Consulting and Hewitt Associates, that Mr. Arpey’s total compensation was substantially below the median compensation of chief executive officers of the companies comprising our Comparator Group. In lieu of increasing his current compensation to more competitive levels, the Compensation Committee entered into an agreement with Mr. Arpey pursuant to which he would be granted a minimum of 58,000 deferred shares of our common stock in each year from 2005 through and including 2009, that will vest, if at all, in 2015. These awards are referred to as career performance shares.

At the end of the performance period, the Compensation Committee will determine, in its discretion, whether any distributions of these shares will be made, based on its assessment of achievement of the following financial and operating measures during the performance period: (a) overall cash flow; (b) earnings; (c) the per share price of our common stock; (d) operating performance (including safety and other issues concerning regulatory compliance); (e) the rate of return achieved on our investments and/or equity; (f) measures of employee engagement and/or satisfaction; (g) the overall state of relations with our organized labor groups; (h) our balance sheet; (i) our overall relationships with our largest stockholders; (j) revenues; and (k) other factors as the Compensation Committee may, in its judgment, deem material. Depending on this assessment, the ultimate distribution with respect to such career performance shares could range from 0% to 175% of the shares originally granted. The Compensation Committee is not required to use any formula or other measure or assign any particular weighting to any objective or the performance for any particular year in determining achievement of these objectives. Also, the Compensation Committee may consider any other factors it believes are material.

In addition to providing more competitive long-term compensation for Mr. Arpey, the Career Share Performance Award Agreement reflects our desire to retain Mr. Arpey because of his knowledge of the airline business, his contributions to the airline’s success, and our confidence that Mr. Arpey has the vision and managerial capability to oversee our continued growth. The Compensation Committee has not granted career performance shares to any other named executive officer because their total potential compensation more closely approximates the median for similarly situated positions with the companies comprising our Comparator Group.

As part of its 2008 compensation review in May and pursuant to its agreement with Mr. Arpey, the Compensation Committee granted Mr. Arpey 58,000 career performance shares, the minimum number of shares required to be granted by the Career Performance Share Award Agreement. In approving such grant, the Compensation Committee concluded that Mr. Arpey’s total compensation was still significantly below the median for chief executive officers in the Comparator Group. Vesting of the granted shares remains contingent on Mr. Arpey’s performance and continued service through 2015, subject to certain exceptions discussed in “Termination By Executive For Good Reason” beginning on page 46 of this Proxy Statement.

Retirement

Retirement Benefit Plan.  We provide the Retirement Benefit Plan of American Airlines, Inc. for Agents, Management, Specialists, Support Personnel and Officers (the “Retirement Benefit Plan”) to help provide compensation to our eligible employees during their retirement. All of the named executive officers participate in the Retirement Benefit Plan, which is a defined benefit plan. Similar defined benefit plans exist for other American Airlines employees, including those employees covered by bargained labor agreements. We design our retirement benefits to be competitive with overall market practices and to provide long-term financial security for employees and, specifically for executives, to promote retention.

The Retirement Benefit Plan complies with the Employee Retirement Income Security Act of 1974 (“ERISA”) and qualifies for an exemption from federal income taxation under the Internal Revenue Code of 1986 (the “Code”). Since the Retirement Benefit Plan is a qualified plan, it is subject to various restrictions under the Code and ERISA with respect to payments and benefit calculations. These restrictions limit the maximum annual benefit payable under qualified plans (such as the Retirement Benefit Plan). The limit was $180,000 in 2007, $185,000 in 2008 and $195,000 in 2009. Further, the Code limits the maximum amount of annual compensation that we may take into account under the Retirement Benefit Plan. The limit was $225,000 in 2007, $230,000 in 2008 and $245,000 in 2009. We pay benefits under the Retirement Benefit Plan as monthly annuities, which we reduce for the receipt of social security benefits.

See “2008 Pension Benefits Table” and the accompanying narrative discussion and footnotes that follow the table, beginning on page 43 of this Proxy Statement, for further details regarding the Retirement Benefit Plan.

Non-Qualified Plan.  To address limitations on benefits under the Retirement Benefit Plan, American Airlines pays an additional retirement benefit to the named executive officers under the Supplemental Executive Retirement Plan, a plan that is not qualified under the Code (the “Non-Qualified Plan”). The Non-Qualified Plan formulas are the same as those applicable under the Retirement Benefit Plan, but are not subject to the annual benefit or compensation limits of the Code. Short-term incentive compensation is included in the Non-Qualified Plan benefit formula because base pay for the named executive officers generally represents a small percentage of their total compensation potential. Income received from long-term incentive compensation distributions (such as stock option/SSAR exercises, performance share, deferred share and career performance share distributions) are not included in the Non-Qualified Plan benefit formulas. We pay benefits under the Non-Qualified Plan in a lump sum.

The Board of Directors approved the establishment of a secular trust in 2002 to fund defined benefits payable under the Non-Qualified Plan. We fund the trust to provide participants in the Non-Qualified Plan a comparable level of certainty regarding payment of their retirement benefits under the plan to that afforded to all eligible employees under the Retirement Benefit Plan. Contributions of vested benefits to the secular trust are taxable to the named executive officers and the funds are not subject to claims from creditors in the event of bankruptcy. It is our current policy not to fund the Non-Qualified Plan’s trust to any greater extent than the funded percentage of our least funded qualified defined benefit plan for non-officer employees.

See “2008 Pension Benefits Table” and the accompanying narrative discussion and footnotes that follow, beginning on page 43 of this Proxy Statement, for further details regarding the Non-Qualified Plan.

Travel Privileges and Other Benefits

The named executive officers participate in a variety of health and welfare and other benefits provided to the other U.S.-based employees of American Airlines. The Compensation Committee has also determined that it is important to provide a limited number of additional perquisites and benefits to our named executive officers to attract and retain them. As is common practice in the industry, we provide unlimited travel privileges in any available class of service on American Airlines and American Eagle Airlines to our named executive officers and their respective spouses or companions and dependent children, and complimentary travel from time to time on other airlines on request. Although these travel privileges are primarily complimentary, each named executive officer is required to pay service charges, fees and taxes for the transportation and are subject to our travel privilege program terms and conditions.

In order to reduce costs, in 2003 we elected to eliminate a number of perquisites frequently provided to executive officers of public companies, such as automobile lease payments, club memberships, financial planning fees and split dollar life insurance. We instead provide personal allowances. We also provide personal security services from time to time for Mr. Arpey and his family. We describe further the perquisites that we provide to our named executive officers while they are employed by us in footnote (6) to the “Fiscal Year 2006, 2007 and 2008 Summary Compensation Table” on page 32 of this Proxy Statement.

Post-Termination and Change in Control Benefits

The named executive officers are eligible for benefits, perquisites and privileges following their employment with us that we generally provide to all of our salaried employees. These may vary depending upon the reason for termination or the position or tenure of the named executive officer. In addition, they are eligible to receive severance determined according to prescribed policy, pro-rated incentive compensation and equity distributions, and a limited number of other benefits, perquisites and privileges. Subject to certain terms and conditions, upon termination we also generally provide unlimited air transportation on American Airlines and American Eagle Airlines in any available class of service to our named executive officers (and their respective spouses or companions and dependent children). See the narrative discussion under “Post-Employment Compensation,” beginning on page 45 of this Proxy Statement, for further details regarding these post-termination benefits, perquisites and privileges.

Under the terms of our 1998 LTIP, upon the occurrence of a change in control as defined in the 1998 LTIP, all outstanding stock options and SSARs will become immediately exercisable, all outstanding shares of restricted stock and deferred shares will vest, and all performance shares (including career performance shares) will be deemed vested at target levels of performance. In connection with a change in control, the Compensation Committee may elect to cash out each such outstanding award. Also, upon a change in control each named executive officer will receive a payment equal to the present value of the remaining annual retirement benefit to be paid to him under the Non-Qualified Plan.

Under the 1998 LTIP, as modified in 2008 to comply with Section 409A of the Code (“Section 409A”), a change in control of AMR Corporation is deemed to occur: (a) if a third party acquires beneficial ownership of thirty percent or more of our common stock over a twelve month period; (b) if the Board of Directors or their approved successors no longer constitute a majority of the Board of Directors (as measured over a twelve month period); (c) if our stockholders approve our complete liquidation or dissolution; or (d) upon the consummation of a reorganization, merger, consolidation, or a sale or other disposition of all our assets, unless, immediately following such transaction, (1) our stockholders prior to the transaction hold at least fifty percent of the voting securities of the successor, (2) no one person owns more than thirty percent of the successor, and (3) the members of the Board of Directors prior to the transaction constitute at least a majority of the Board of Directors of the successor. However, in no event will a change in control be deemed to have occurred unless the event also complies with regulations issued under Section 409A. This modified change in control definition requires a significantly higher threshold of ownership or control to trigger a change in control as compared to the change in control definition it replaced.

These events were used to define change in control because each reflects a circumstance in which, through a party’s acquisition of a significant voting block, a shift in the control of the majority of the Board of Directors, or a corporate transaction, a person or group would be expected to obtain control or effective control over our policies and direction. In those circumstances, the Compensation Committee believes it would be appropriate to provide management the benefit of the awards that have been conveyed prior to such event and to waive the service and other conditions applicable to management’s rights to such awards, because such change could reasonably be expected to materially alter our policies and objectives, and/or result in a material change in the composition of management.

We have also entered into executive termination benefit agreements or similar protections with our named executive officers for terminations associated with a change in control. Since 1987, it has been our practice to enter into these agreements with our executive and senior officers. All of the named executive officers, except Mr. Horton, are covered under change in control agreements. These agreements were revised in 2008 to comply with Section 409A, including adopting the modified definition of change in control described above. Mr. Horton has similar change in control protections under his employment agreement. We believe that these agreements are consistent with executive termination agreements entered into by other companies at that time. These agreements encourage the executive to work for the best interests of the stockholders during a potential change in control situation by guaranteeing the executive a specified level of financial security if the executive’s employment is terminated following a change in control. The executive termination benefit agreements also help ensure that the executive will remain with us for a reasonable period after the change in control, enabling a smooth transition to new management. Further, we believe that these features remain in common use. The airline industry is highly competitive, has witnessed bankruptcies, and is subject to potential future consolidation and economic contingencies due to the current challenging economic climate. Our Compensation Committee therefore believes that we should have these agreements with our named executive officers. See the narrative discussion of these agreements under “Change In Control,” beginning on page 49 of this Proxy Statement, for further details.

Extension of Mr. Horton’s Employment Agreement

In March 2006, we entered into a three-year employment agreement with Mr. Horton in order to attract him to become our Executive Vice President-Finance and Planning and Chief Financial Officer. In order to continue to retain him, in July 2008, the Compensation Committee extended Mr. Horton’s employment agreement by an additional three years until March 29, 2012. No other changes were made to Mr. Horton’s employment agreement. Additional information regarding Mr. Horton’s employment agreement is provided in “Employment Agreement with Mr. Horton” on page 35 and elsewhere in Executive Compensation beginning on page 32.

Recoupment Policy

In March 2009, the Compensation Committee approved a policy that allows the Compensation Committee to recoup certain compensation paid to our chief executive officer and each of his direct reports (including each other named executive officer) if we restate our financial statements due to that officer’s intentional misconduct. The recoupment policy applies to excess compensation that may have been realized, as a result of the misstated financial information, by the officer engaged in the misconduct under an annual incentive plan or equity incentive awards to the extent the awards were predicated upon metrics that were affected by the misstated financial information.

Consideration of Tax Consequences in Determining Compensation

Section 162(m) of the Code limits the deductibility of certain compensation paid to certain of our named executive officers to $1 million. While the Compensation Committee believes that it is important for the compensation paid to our named executive officers to be tax deductible under Section 162(m), it does not think this should be the determining factor in establishing compensation. The Compensation Committee believes that we must balance the emphasis on maximizing deductibility against both the need to retain executive talent and our long-term strategies and goals.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee of AMR Corporation:

     Michael A. Miles, Chairman
     David L. Boren
     Philip J. Purcell
     Judith Rodin
     Matthew K. Rose

EXECUTIVE COMPENSATION

Fiscal Year 2006, 2007 and 2008 Summary Compensation Table

The following Fiscal Year 2006, 2007 and 2008 Summary Compensation Table contains information regarding compensation for 2006 – 2008 that we paid to: (a) our Chief Executive Officer, Gerard J. Arpey, (b) our Chief Financial Officer, Thomas W. Horton, and (c) our three most highly compensated executive officers (other than the Chief Executive Officer and Chief Financial Officer) as of December 31, 2008, Daniel P. Garton, Robert W. Reding and Gary F. Kennedy.

							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary[1]	Bonus	Awards[2]	Awards[3]	Compensation[4]	Earnings[5]	Compensation[6]	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)

Gerard J. Arpey-Chairman,	2008	666,348	0	1,784,712	736,514	160	171,213	60,293	3,419,239
President & CEO	2007	656,500	0	3,103,550	550,793	50	254,126	36,146	4,601,165
	2006	581,534	0	8,558,878	851,398	225	169,255	39,769	10,201,059

Thomas W. Horton-Exec.	2008	615,090	0	682,115	368,157	160	535,943	30,413	2,231,878
Vice Pres.-Finance &	2007	606,000	0	2,003,474	275,477	50	522,507	30,060	3,437,567
Planning & CFO	2006	456,522	0	5,816,291	165,438	175	484,563	918,145	7,841,134

Daniel P. Garton-Exec.	2008	527,865	0	986,779	407,517	160	114,744	31,728	2,068,792
Vice Pres.-Marketing	2007	520,064	0	1,978,851	363,772	50	169,864	31,479	3,064,079
	2006	512,378	0	5,044,893	544,885	225	169,298	44,027	6,315,706

Robert W. Reding-Exec.	2008	527,865	0	669,543	481,084	160	217,796	31,821	1,928,269
Vice Pres.-Operations	2007	478,530	0	1,138,206	325,514	50	247,380	31,751	2,221,431
	2006	457,728	0	3,508,384	309,167	225	212,900	36,788	4,525,192

Gary F. Kennedy-Sr. Vice	2008	486,238	0	456,763	334,237	160	125,154	28,194	1,430,746
Pres., General Counsel &	2007	479,053	0	1,124,822	278,586	50	236,567	31,209	2,150,286
Chief Compliance Officer	2006	471,973	0	3,554,333	290,647	225	252,889	37,045	4,607,112

(1)	The Compensation Committee determined the base salaries listed in the Fiscal Year 2006, 2007 and 2008 Summary Compensation Table for each of the named executive officers by applying the principles set forth in the “Compensation Discussion and Analysis,” beginning on page 19 of this Proxy Statement. Mr. Horton’s base salary is determined pursuant to the terms of his employment agreement entered into in connection with his recommencement of employment on March 29, 2006.

In May 2008, we granted each of Messrs. Arpey, Horton, Garton, Reding and Kennedy a 1.5% increase in annual base salary, which is the same increase to base salaries that all of the U.S.-based employees of American Airlines received in 2008. We granted no other base salary increases to any of the named executive officers in 2008.

(2)	Amounts shown do not reflect compensation actually received by the named executive officers. Rather, as required by the rules of the SEC, the amounts represent the compensation expense for financial statement reporting purposes recognized in 2006, 2007 and 2008, as determined pursuant to Financial Accounting Standards Board Statement No. 123 (revised 2004), Share-Based Payment (“FAS 123(R)”), of performance shares, deferred shares and career performance shares granted to the named executive officers in 2006, 2007 and 2008, as well as compensation expense for such grants made in prior years. These amounts do not include any reduction in the value of such grants for the possibility of forfeiture. See footnote 9 to our financial statements included in our Form 10-K for the fiscal year ended December 31, 2008 for the assumptions made in determining the FAS 123(R) values for 2006, 2007 and 2008.

(3)	Amounts shown do not reflect compensation actually received by the named executive officers. Rather, as required by the rules of the SEC, the amounts represent the compensation expense for financial statement reporting purposes recognized in 2006, 2007 and 2008, as determined pursuant to FAS 123(R), of stock options and SSARs granted to each of the named executive officers in 2006, 2007 and 2008, as well as compensation costs for grants made in prior years. These amounts do not include any reduction in the value of such grants for the possibility of forfeiture. See footnote 9 to our financial statements included in our Form 10-K for the fiscal year ended December 31, 2008 for the assumptions made in determining the FAS 123(R) values for 2006, 2007 and 2008.

(4)	Amounts shown for each year were earned under the customer service component of the AIP. We made no payments in 2006, 2007 or 2008 under the financial component of the AIP because we did not achieve the threshold pre-tax earnings margin required. See “Compensation Discussion and Analysis,” beginning on page 19 and “Annual Incentive Plan” beginning on page 24 of this Proxy Statement, for further details regarding these payments.

(5)	Amounts shown represent the change in the actuarial present value of the accumulated benefit under both the Retirement Benefit Plan and the Non-Qualified Plan from January 1 to December 31 of each year. For Messrs. Horton and Reding, the amounts also reflect additional years of credited service under the Non-Qualified Plan pursuant to Mr. Horton’s employment agreement and a letter of agreement with Mr. Reding. For a more detailed discussion of the manner in which the value of the benefits under the Retirement Benefit Plan and Non-Qualified Plan are determined, see “Discussion Regarding 2008 Pension Benefits Table,” beginning on page 44 of this Proxy Statement. The amounts in this column do not include any above-market or preferential earnings on non-qualified deferred compensation.

(6)	Amounts shown include a personal allowance paid in each of 2006, 2007 and 2008 to each of the named executive officers, determined based upon their positions, in the following amounts: Mr. Arpey ($33,000), Mr. Horton ($27,000), Mr. Garton ($27,000), Mr. Reding ($27,000), and Mr. Kennedy ($27,000). In order to reduce costs, in 2003 we elected to provide these personal allowances and to eliminate many of the perquisites commonly provided to executive officers of other public companies, including automobile lease payments, club memberships, financial/estate planning fees and split dollar life insurance.

Amounts shown also include the estimated aggregate incremental cost to us of providing perquisites and other personal benefits to our named executive officers. These include the estimated aggregate incremental cost to us of the air transportation provided by us to each of the named executive officers and his or family members in each year shown, including the estimated cost of incremental fuel, catering, insurance, and reservation and ticketing costs, but excluding fees and taxes paid by the named executive officer with respect to that air transportation. These also include reimbursement by us for: (a) the cost of one annual medical exam, (b) the premium for a term life insurance policy (with a policy amount equal to the base salary of the named executive officer), (c) a portion of the premium for long-term disability insurance, and (d) broker fees associated with the exercise of stock options/SSARs by the named executive officer during prescribed trading windows. Each current named executive officer and his or her spouse were also provided an Admirals Club® membership (American Airlines’ travel clubs located at American Airlines’ large U.S. and international airports), airport parking, and on occasion certain of them were provided access to events or venues sponsored by us or received reduced cost air transportation on other airlines, at no incremental cost to us. For Mr. Arpey, the amount shown for 2008 includes $23,021, which is the estimated incremental cost to us of personal security services provided from time to time to him and his family. The amount reported is the allocated portion of the total cost paid by us for security services, based on estimates of the percentage of time security personnel spent in activities we believe would be characterized under applicable rules as personal to Mr. Arpey and his family. Except as otherwise specifically noted above, the amount of, or incremental cost to us with respect to, any of the perquisites or other personal benefits included in this column for 2008 did not exceed the greater of $25,000 or 10% of the total amount of perquisites and personal benefits to any named executive officer.

Fiscal Year 2008 Grants of Plan-Based Awards Table

The table below lists each grant or award made in 2008 to our named executive officers under our equity and non-equity incentive plans.

		Estimated Future Payouts Under			Estimated Future Payouts Under
		Non-Equity			Equity
		Incentive Plan Awards[1]			Incentive Plan Awards[2]			All Other	All Other
								Stock	Option
								Awards:	Awards:	Exercise	Grant Date
								Number of	Number of	or Base	Fair Value
								Shares of	Securities	Price of	of Stock
								Stock or	Underlying	Option	and Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Date[3]	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($)

Arpey		613,040	932,887	1,332,696
	05/20/2008				0	230,000[4]	402,500				1,886,000
	05/20/2008				0	58,000[5]	101,500				475,600
	05/20/2008							116,000[6]			951,200
	05/20/2008								286,000[7]	8.20	1,078,220

Horton		332,149	664,297	1,230,180
	05/20/2008				0	108,000[4]	189,000				885,600
	05/20/2008							44,850[6]			367,770
	05/20/2008								110,550[7]	8.20	416,774

Garton		285,047	570,094	1,055,730
	05/20/2008				0	108,000[4]	189,000				885,600
	05/20/2008							54,590[6]			447,638
	05/20/2008								110,550[7]	8.20	416,774

Reding		285,047	570,094	1,055,730
	05/20/2008				0	108,000[4]	189,000				885,600
	05/20/2008							44,850[6]			367,770
	05/20/2008								110,550[7]	8.20	416,774

Kennedy		243,119	364,679	972,476
	05/20/2008				0	61,500[4]	107,625				504,300
	05/20/2008							25,550[6]			209,510
	05/20/2008								62,950[7]	8.20	237,322

(1)	The amounts shown in the table under the column “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” reflect payments under the AIP that we would have made to each of our current named executive officers if we had achieved the pre-tax earnings margin thresholds of the financial component of the AIP. Any amounts paid under the customer service component of the AIP are subtracted from any amounts earned under the financial component of the AIP, so no amounts are included in the table under the customer service component of the AIP. Since we did not meet the threshold for payment under the financial component of the AIP in 2008, the actual amounts earned in 2008 under the AIP consisted of a $160 payment to each named executive officer under the AIP’s customer service component (which are reported in the “Fiscal Year 2006, 2007 and 2008 Summary Compensation Table” above in the column “Non-Equity Incentive Plan Compensation”). See “Compensation Discussion and Analysis” beginning on page 19 of this Proxy Statement for more details regarding the AIP.

(2)	The amounts shown in the table under the column “Estimated Future Payouts Under Equity Incentive Plan Awards” reflect potential distributions of performance share awards to all the named executive officers and potential distributions of career performance share awards to Mr. Arpey. Final distributions of these awards can range from 0% to 175% of the shares originally granted, depending on our performance against certain measures during the applicable measurement period. See “Compensation Discussion and Analysis” beginning on page 19 of this Proxy Statement for more details regarding these awards and the performance criteria.

(3)	The annual performance shares, deferred shares and SSARs grants to our named executive officers were approved at the meeting of the Compensation Committee on May 20, 2008, which was also the effective date of such awards. The exercise price of these SSARs was the fair market value of our common stock on that date, which was determined based on the last reported sales price of our stock on such date.

(4)	These are performance shares granted under the 2008/2010 Performance Share Plan.

(5)	These are deferred shares granted pursuant to the 2005 Career Performance Share Award Agreement with Mr. Arpey.

(6)	These are deferred shares granted pursuant to the 2008 Deferred Share Award Agreements.

(7)	These are SSARs granted pursuant to the 2008 Stock Appreciation Rights Agreements.

Discussion Regarding Fiscal Year 2006, 2007 and 2008 Summary Compensation Table and Fiscal Year 2008 Grants of Plan-Based Awards Table

General

Base salary and short-term incentives are payable in cash. Base salary is generally designed to comprise 15% of the named executive officers’ total compensation package. Short-term incentive compensation is generally designed to comprise 15% of the named executive officers’ potential annual compensation, although we have not paid annual bonuses to any of our named executive officers since 2001. Long-term incentive compensation is generally designed to represent 70% of the named executive officers’ potential annual compensation.

Employment Agreement with Mr. Horton

In March 2006, we entered into an employment agreement with Mr. Horton, which in July 2008 was extended until March 29, 2012. Pursuant to the agreement, Mr. Horton is entitled to receive an annual base salary of $600,000, which is reviewed annually and may not be reduced after any increase, and an annual target bonus equal to 108% of his salary. Mr. Horton is eligible to participate in our management employee and executive benefit programs, including the Retirement Benefit Plan and the Non-Qualified Plan, and to receive an annual personal allowance of at least $27,000 per year. The agreement grants Mr. Horton additional years of credited service under the Non-Qualified Plan, as described under “2008 Pension Benefits Table,” beginning on page 43 of this Proxy Statement, and certain post-employment and change in control benefits, as described under “Post-Employment Compensation,” beginning on page 45 of this Proxy Statement and “Change In Control,” beginning on page 49 of this Proxy Statement. Except as described above, we are not a party to any currently effective employment agreement with any of our named executive officers.

Non-Equity Incentive Plan Awards

In 2003, we agreed that all U.S.-based employees, including the named executive officers, would participate in a new cash incentive plan, called the Annual Incentive Plan. Awards under the AIP are based on a customer service component and a financial component. The customer service component of the AIP contemplates payments ranging from $40 to $80 per month for each employee, predicated upon American Airlines achieving at least one of two customer service targets. With respect to the customer service component, in 2008 monthly payments of $40 were earned in each of September, October, November and December.

The financial component of the AIP provides for payments if American Airlines achieves certain pre-tax earnings margin levels. The actual dollar amount of a paid award is determined as a percentage of base salary, and the percentage of base salary varies according to the level of responsibility and the pre-tax earnings margin achieved. The percentages of base salary that each of our named executive officers was eligible to receive in 2008, based upon our achievement of the threshold, target or maximum performance levels, are set forth below.

Percentage of Base Salary
	Threshold	Target	Maximum
Arpey	92%	140%	200%

Horton	54%	108%	200%

Garton	54%	108%	200%

Reding	54%	108%	200%

Kennedy	50%	75%	200%

American Airlines’ pre-tax earnings margin did not reach the 5% threshold (approximately $1.2 billion dollars based upon American Airlines’ 2008 revenue), and therefore no payments were made under the financial component of the AIP in 2008. See “Compensation Discussion and Analysis,” beginning on page 19 of this Proxy Statement, for further details regarding the AIP.

Equity Incentive Plan Awards

During its annual compensation review conducted in May 2008, the Compensation Committee approved the annual grants of performance shares, career performance shares, deferred shares and SSARs to the named executive officers as described below.

Performance Shares.  Performance shares are grants of stock-based compensation that vest after the completion of a three-year measurement period. The “Fiscal Year 2008 Grants of Plan-Based Awards Table” reflects the number of performance shares granted in 2008 under the 2008/2010 Performance Share Plan to each of our named executive officers. Except as provided below, vesting of these performance shares is also generally contingent upon continued employment with us through April 20, 2011. In the event of death, disability, termination other than for cause, or early retirement of one of our named executive officers, the performance shares previously granted will vest on a pro-rata basis, based on the number of months that have elapsed since the award date and our achievement of the performance criteria. In the event of a change in control, distributions with respect to the performance shares will be at the target level, or 100%, of the shares initially granted. See “Compensation Discussion and Analysis,” beginning on page 19 of this Proxy Statement, for further details regarding the performance shares.

Career Performance Shares.  In 2005, we entered into a Career Performance Share Award Agreement with Mr. Arpey. Pursuant to the terms of that agreement, in 2008, we granted Mr. Arpey an award of 58,000 career performance shares that generally vest and become payable in 2015 (listed in the above “Fiscal Year 2008 Grants of Plan-Based Awards Table”). However, in the event of Mr. Arpey’s death, disability, termination other than for cause or early retirement; if Mr. Arpey resigns for good reason (as defined below); or in the event of a change in control, the career performance shares previously granted will vest. Upon vesting, the Compensation Committee will determine whether any distributions of these shares will be made, based on its assessment of achievement of various financial and operating measures described in “Compensation Discussion and Analysis,” beginning on page 19 of this Proxy Statement. Depending on this assessment, the ultimate distribution with respect to such career performance shares could range from 0% to 175% of the shares originally granted. Under the Career Performance Share Award Agreement, Mr. Arpey is also entitled to receive additional grants of at least 58,000 career performance shares in 2009. In the Career Performance Share Award Agreement, “good reason” includes the occurrence of any of the following without Mr. Arpey’s consent: (a) a reduction in his salary (other than a reduction pursuant to a salary reduction program including other senior officers); (b) a significant reduction in his authority, duties or responsibilities such that he believes he can no longer perform his duties; or (c) a material reduction in the benefits we provide him. See “Compensation Discussion and Analysis,” beginning on page 19 of this Proxy Statement, for further details regarding career performance shares and the performance criteria.

Deferred Shares.  The deferred shares granted in 2008 to each of our named executive officers vest on May 20, 2011, the third anniversary of the grant date, subject to the named executive officer’s continued employment with us through that date. In the event of death, disability, termination other than for cause, or early retirement of one of our named executive officers, the deferred shares will vest on a pro-rata basis, based on the number of months that have elapsed since the award date. In the event of a change in control, deferred shares previously awarded will vest. See “Compensation Discussion and Analysis,” beginning on page 19 of this Proxy Statement, for further details regarding the deferred shares.

SSARs.  The “Fiscal Year 2008 Grants of Plan-Based Awards Table” lists the number of shares granted in 2008 in respect of SSARs. Upon their exercise, we pay the value of the appreciation in an equivalent number of shares of our stock. SSARs are exercisable for ten years from the date of grant and vest in 20% increments over five years. In the event of death or a change in control, vesting is accelerated; and in the event of early retirement or disability, unexercised options and SSARs continue to vest and remain exercisable until expiration. The effective date of the SSARs granted in 2008 was May 20, 2008. We established the exercise price of these SSARs as the fair market value of our common stock on that date, which was the last reported sales price of our stock at the time of grant as defined by our 1998 LTIP.

2008 Outstanding Equity Awards At Fiscal Year-End Table

The following table lists all of the outstanding stock and stock option/SSAR awards held on December 31, 2008 by each of our named executive officers. The table also includes, where applicable, the value of these awards based on the closing price of our common stock on December 31, 2008, which was $10.67. Each award listed in the “Number of Securities Underlying Unexercised Options Unexercisable” column with an expiration date prior to July 24, 2016 is a stock option with a tandem SSAR. The other awards listed in this column are SSARs.

	Option/SSAR Awards				Stock Awards
								Equity
								Incentive
							Equity	Plan Awards:
							Incentive	Market or
							Plan Awards:	Payout
						Market	Number of	Value of
	Number of	Number of			Number of	Value of	Unearned	Unearned
	Securities	Securities			Shares	Shares or	Shares,	Shares,
	Underlying	Underlying			or Units	Units of	Units or	Units or
	Unexercised	Unexercised	Option		of Stock	Stock	Other Rights	Other Rights
	Options	Options	Exercise	Option	That Have	That Have	That Have	That Have
	Exercisable	Unexercisable	Price	Expiration	Not Vested	Not Vested	Not Vested	Not Vested
Name	(#)	(#)	($)	Date	(#)	($)	(#)	($)
Arpey	52,140		28.86	07/26/2009
	237,000		24.39	01/24/2010
	70,000		33.38	07/24/2010
	60,000		36.18	07/23/2011
	84,000		26.71	02/27/2012
	100,000		24.47	04/02/2012
	68,800	34,400[1]	8.88	07/26/2014
	57,000	38,000[2]	13.67	07/25/2015
	30,000	45,000[3]	23.21	07/24/2016
	15,000	60,000[4]	28.59	07/23/2017
	0	286,000[7]	8.20	05/20/2018
					71,250[8]	760,238
					20,000[9]	213,400
					20,000[10]	213,400
					116,000[11]	1,237,720
					99,540[12]	1,062,092
							95,000[14]	1,013,650
							230,000[15]	2,454,100
							232,000[16]	2,475,440

Horton	23,680	35,520[5]	26.70	03/29/2016
	15,400	23,100[3]	23.21	07/24/2016
	6,960	27,840[4]	28.59	07/23/2017
	0	110,550[7]	8.20	05/20/2018
					45,750[8]	488,153
					8,400[9]	89,628
					7,500[10]	80,025
					44,850[11]	478,550
							52,000[14]	554,840
							108,000[15]	1,152,360

	Option/SSAR Awards				Stock Awards
								Equity
								Incentive
							Equity	Plan Awards:
							Incentive	Market or
							Plan Awards:	Payout
						Market	Number of	Value of
	Number of	Number of			Number of	Value of	Unearned	Unearned
	Securities	Securities			Shares	Shares or	Shares,	Shares,
	Underlying	Underlying			or Units	Units of	Units or	Units or
	Unexercised	Unexercised	Option		of Stock	Stock	Other Rights	Other Rights
	Options	Options	Exercise	Option	That Have	That Have	That Have	That Have
	Exercisable	Unexercisable	Price	Expiration	Not Vested	Not Vested	Not Vested	Not Vested
Name	(#)	(#)	($)	Date	(#)	($)	(#)	($)
Garton	52,140		28.86	07/26/2009
	237,000		24.39	01/24/2010
	70,000		33.38	07/24/2010
	60,000		36.18	07/23/2011
	84,000		26.71	02/27/2012
	16,800		10.68	07/21/2013
	15,000	15,000[1]	8.88	07/26/2014
	11,840	23,680[2]	13.67	07/25/2015
	15,400	23,100[3]	23.21	07/24/2016
	6,960	27,840[4]	28.59	07/23/2017
	0	110,550[7]	8.20	05/20/2018
					45,750[8]	488,153
					11,950[9]	127,507
					10,700[10]	114,169
					54,590[11]	582,475
					99,540[12]	1,062,092
							52,000[14]	554,840
							108,000[15]	1,152,360

Reding	35,550		29.53	03/20/2010
	20,000		33.38	07/24/2010
	20,000		36.18	07/23/2011
	28,000		26.71	02/27/2012
	10,000		6.50	05/27/2013
	12,800		10.68	07/21/2013
	23,200	11,600[1]	8.88	07/26/2014
	23,100	15,400[2]	13.67	07/25/2015
	8,720	13,080[3]	23.21	07/24/2016
	3,960	15,840[4]	28.59	07/23/2017
	3,000	12,000[6]	24.62	09/19/2017
	0	110,550[7]	8.20	05/20/2018
					26,250[8]	280,088
					4,700[9]	50,149
					4,250[10]	45,348
					3,250[13]	34,678
					44,850[11]	478,550
							52,000[14]	554,840
							108,000[15]	1,152,360

	Option/SSAR Awards				Stock Awards
								Equity
								Incentive
							Equity	Plan Awards:
							Incentive	Market or
							Plan Awards:	Payout
						Market	Number of	Value of
	Number of	Number of			Number of	Value of	Unearned	Unearned
	Securities	Securities			Shares	Shares or	Shares,	Shares,
	Underlying	Underlying			or Units	Units of	Units or	Units or
	Unexercised	Unexercised	Option		of Stock	Stock	Other Rights	Other Rights
	Options	Options	Exercise	Option	That Have	That Have	That Have	That Have
	Exercisable	Unexercisable	Price	Expiration	Not Vested	Not Vested	Not Vested	Not Vested
Name	(#)	(#)	($)	Date	(#)	($)	(#)	($)
Kennedy	22,278		28.86	07/26/2009
	22,000		33.38	07/24/2010
	20,000		36.18	07/23/2011
	28,000		26.71	02/27/2012
	6,0000		3.26	01/27/2013
	12,800		10.68	07/21/2013
	23,200	11,600[1]	8.88	07/26/2014
	7,700	15,400[2]	13.67	07/25/2015
	8,720	13,080[3]	23.21	07/24/2016
	3,960	15,840[4]	28.59	07/23/2017
	0	62,950[7]	8.20	05/20/2018
					26,250[8]	280,088
					4,700[9]	50,149
					4,250[10]	45,348
					25,550[11]	272,619
					42,660[12]	455,182
							29,600[14]	315,832
							61,500[15]	656,205

(1)	Award becomes exercisable on July 26th of 2009.

(2)	Award becomes exercisable in two equal installments on July 25th of 2009 and 2010. The number of shares in each installment is: Mr. Arpey, 19,000; Mr. Garton, 11,840; Mr. Reding, 7,700; and Mr. Kennedy, 7,700.

(3)	Award becomes exercisable in three equal installments on July 24th of 2009, 2010 and 2011. The number of shares in each installment is: Mr. Arpey, 15,000; Mr. Horton, 7,700; Mr. Garton, 7,700; Mr. Reding, 4,360; and Mr. Kennedy, 4,360.

(4)	Award becomes exercisable in four equal installments on July 23rd of 2009, 2010, 2011 and 2012. The number of shares in each installment is: Mr. Arpey, 15,000; Mr. Horton, 6,960; Mr. Garton, 6,960; Mr. Reding, 3,960; and Mr. Kennedy, 3,960.

(5)	Award becomes exercisable in three equal installments of 11,840. The first installment became exercisable on March 29, 2009. The other two installments become exercisable on March 29th of 2010 and 2011.

(6)	Award becomes exercisable in four equal installments on September 19th of 2009, 2010, 2011 and 2012. The number of shares in each installment is 3,000.

(7)	Award becomes exercisable in five equal installments on May 20th of 2009, 2010, 2011, 2012, and 2013. The number of shares in each installment is: Mr. Arpey, 57,200; Mr. Horton, 22,110; Mr. Garton, 22,110; Mr. Reding, 22,110; and Mr. Kennedy, 12,590.

(8)	These performance shares were granted under the 2006/2008 Performance Share Plan and vested on April 15, 2009. We earned a fourth place TSR rank under the 2006/2008 Performance Share Plan and, therefore, one-half of the performance shares initially granted to the named executive officers would, under the terms of such plan, have been distributed at 75% of the initial grant. Under the terms of the plan, the other half would have been distributed based upon the Compensation Committee’s assessment of achievement of the corporate objectives for the years 2006-2008. However, as discussed under “Compensation Discussion and Analysis,” the Compensation Committee determined the final distribution of the 2006/2008 performance shares would instead be determined solely based on TSR. As a result, each named executive officer received 75% of the awards originally granted under the 2006/2008 Performance Share Plan. See “Performance Shares,”

beginning on page 26 of this Proxy Statement, for further details regarding the 2006/2008 Performance Share Plan.

(9)	These deferred shares vest on July 24, 2009, generally subject to the recipient’s continued employment through that date. We granted the number of shares shown pursuant to a 2006 Deferred Share Award Agreement with each of the named executive officers.

(10)	These deferred shares vest on July 23, 2010, generally subject to the recipient’s continued employment through that date. We granted the number of shares shown pursuant to a 2007 Deferred Share Award Agreement with each of the named executive officers.

(11)	These deferred shares vest on May 20, 2011, generally subject to the recipient’s continued employment through that date. We granted the number of shares shown pursuant to a 2008 Deferred Share Award Agreement with each of the named executive officers.

(12)	These career equity shares will vest upon retirement after the attainment of age 60, or upon a qualifying early retirement under the Retirement Benefit Plan (with a 3% reduction of the total number of shares for each year by which the participant’s early retirement date precedes age 60), in each case generally subject to the recipient’s continued employment through that date. We granted the number of shares shown pursuant to career equity share agreements with each of Messrs. Arpey, Garton and Kennedy.

(13)	We granted these deferred shares in connection with Mr. Reding’s promotion on September 19, 2007. They will vest on September 19, 2010, generally subject to Mr. Reding’s continued employment through that date.

(14)	These performance shares were granted under the 2007/2009 Performance Share Plan and will vest, if at all, on April 21, 2010, subject to the satisfaction of the applicable performance criteria and generally subject to the recipient’s continued employment through such date. As required by the SEC’s disclosure rules, the number of performance shares shown assumes that target levels of performance (100%) will be achieved. In 2010, the Compensation Committee will determine the actual levels of performance achieved.

(15)	These performance shares were granted under the 2008/2010 Performance Share Plan and will vest, if at all, on April 20, 2011, subject to the satisfaction of the applicable performance criteria and generally subject to the recipient’s continued employment through such date. As required by the SEC’s disclosure rules, the number of performance shares shown assumes that target levels of performance (100%) will be achieved. In 2011, the Compensation Committee will determine the actual levels of performance achieved.

(16)	These career performance shares were granted to Mr. Arpey under the Career Performance Share Agreement and will vest, if at all, on July 25, 2015, subject to the satisfaction of the applicable performance criteria and generally subject to Mr. Arpey’s continued employment through such date. As required by the SEC’s disclosure rules, the career performance shares shown assumes that target levels of performance (100%) will be achieved.

Discussion Regarding 2008 Outstanding Equity Awards at Fiscal Year End Table

In addition to vesting on the respective vesting dates reflected in the footnotes to the above table, upon normal or early retirement under the Retirement Benefit Plan, all unexercised stock options and SSARs listed in the table continue to vest and remain exercisable at any time until expiration of their stated terms. If the recipient dies, or there is a change in control, vesting of options and SSARs is accelerated. The performance and deferred shares listed in the table will vest in the event of death, disability, or termination other than for cause of one of our named executive officers on a pro-rata basis, based on the number of months that have elapsed since the award date and, in the case of performance shares, the achievement of the applicable performance criteria. In the event of a change in control, the performance shares and deferred shares will vest and distributions with respect to the performance shares will be at the target level, or 100%, of the shares initially granted. Mr. Arpey’s career performance shares reflected in the table will vest in the event of his death, disability or termination other than for cause, upon a change in control, or if he resigns for good reason. Distributions with respect to such career performance shares will be determined by the Compensation Committee based upon achievement of the applicable performance criteria described in the Career Performance Share Agreement. See “Discussion Regarding Fiscal Year 2006, 2007 and 2008 Summary Compensation Table and Fiscal Year 2008 Grants of Plan-Based Awards Table,” beginning on page 35 of this Proxy Statement, for further details.

Messrs. Arpey, Garton and Kennedy hold outstanding career equity shares listed in the above table. In 1988, we established the Career Equity Program as a long-term compensation vehicle to encourage retention and stock ownership. We made no grants under this program in 2008. Career equity shares are deferred share grants of our common stock that vest at age 60. There is pro-rata vesting in the event of death, disability, termination other than for cause, or early retirement of a named executive officer prior to full vesting at age 60. A participant who qualifies for and elects early retirement will become vested in the number of shares subject to such an award, reduced by 3% for each year by which the participant’s early retirement date precedes age 60. For Mr. Arpey, the program guarantees that the value of his career equity shares at retirement will be at least equal to three and one-half times his final average salary as determined for purposes of the Non-Qualified Plan. As of December 31, 2008, none of the named executive officers had become eligible for early retirement status. The awards vest following a change in control.

2008 Option Exercises and Stock Vested Table

The following table summarizes stock option exercises and stock awards that vested for the named executive officers in 2008.

	Option Awards		Stock Awards

	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
	On Exercise	On Exercise	On Vesting[1]	On Vesting[2]
Name	(#)	($)	(#)	($)
Arpey	0	0	211,600	1,878,112

Horton	0	0	103,984	927,537

Garton	0	0	120,484	1,068,282

Reding	0	0	86,380	766,610

Kennedy	0	0	86,380	766,610

(1)	Amounts shown represent the number of shares that vested under the 2005/2007 Performance Share Plan in April 2008 and, for each named executive officer except Mr. Horton, the number of deferred shares that vested under the applicable deferred share agreements.

(2)	Amounts shown are based on the fair market value (as determined in accordance with the 1998 LTIP) of our stock on the date of vesting, multiplied by the number of shares shown in the column entitled “Number of Shares Acquired on Vesting” for the named executive officer.

Discussion Regarding 2008 Option Exercises and Stock Vested Table

The 2005/2007 Performance Share Plan distributed shares of our common stock on April 16, 2008. As described above, one-half of the distributions under the 2005/2007 Performance Share Plan were based on our TSR during the three-year measurement period (2005 – 2007), and the other half of the distributions were based on the Compensation Committee’s determination of our achievement of the annual corporate objectives for the measurement period. During the measurement period, our stock appreciated 138%, which meant that we ranked second in TSR as compared to our competitor group. As required by the 2005/2007 Performance Share Plan, with respect to the half of the awards based on TSR, this resulted in a distribution of 135% of this half of the shares originally granted. With respect to the other half of the performance share awards, the Compensation Committee, in its discretion, assessed our attainment of the corporate objectives during the measurement period, and in its judgment determined that a distribution of 133% of this half of the performance share grant was appropriate. As a result, our named executive officers received 134% of the performance shares originally granted to them.

2008 Pension Benefits Table

The following table summarizes the present value of the accumulated pension benefits of the named executive officers as of December 31, 2008.

		Number of
		Years
		of Credited	Present Value of	Payments During
		Service	Accumulated Benefit	Last Fiscal Year
Name	Plan Name	(#)	($)[1,2]	($)
Arpey	Retirement Benefit Plan	25.274	570,542	0
	Non-Qualified Plan	25.274	2,511,555	0

Horton	Retirement Benefit Plan	18.655 [3]	408,140	0
	Non-Qualified Plan	22.322 [3]	1,707,764	0

Garton	Retirement Benefit Plan	21.368	520,563	0
	Non-Qualified Plan	21.368	2,036,829	0

Reding	Retirement Benefit Plan	7.912 [4]	231,338	0
	Non-Qualified Plan	15.824 [4]	988,555	0

Kennedy	Retirement Benefit Plan	23.547	650,643	0
	Non-Qualified Plan	23.547	1,299,203	0

(1)	We have partially funded the benefits under the Non-Qualified Plan into a trust according to the funding policy described in “Non-Qualified Plan” on page 29 of this Proxy Statement. Assets in the trust are separate from our operating assets and become payable to the named executive officer only upon normal or early retirement. The amounts listed in this column for the Non-Qualified Plan reflect the present value of the total benefit payable under the Non-Qualified Plan to each of the named executive officers, without any reduction for amounts contributed to the trust.

(2)	Tax laws treat the contributions made to the trust under the Non-Qualified Plan as taxable income to the named executive officers, which requires them to pay (through tax withholding) applicable federal, state and local income taxes. We did not reduce the Non-Qualified Plan amounts shown in this column to reflect the contributions to the trust or the tax liabilities since we will not know the impact of the tax liabilities until normal or early retirement. Therefore, we do not consider such amounts as paid from the Non-Qualified Plan until that time. The amounts contributed to the Non-Qualified Plan trust in 2008 for the named executive officers were made in accordance with the funding policy described in “Non-Qualified Plan” on page 29 of this Proxy Statement. For 2008, the gross benefit amounts and the applicable tax liability are identified in the table below.

	Gross Benefit
	Amount	Tax Liability	Net Amount
Name	($)	($)	($)
Arpey	17,900	6,525	11,375
Horton	433,145	157,881	275,264
Garton	0	0	0
Reding	177,130	65,186	111,944
Kennedy	139,698	51,957	87,741

(3)	As of December 31, 2008, Mr. Horton had 18.655 years of credited service under the Retirement Benefit Plan and 22.322 years of credited service under the Non-Qualified Plan. Mr. Horton left our company in 2002 and rejoined us in 2006. Under the terms of the Retirement Benefit Plan and the Non-Qualified Plan, Mr. Horton’s prior credited service in each respective plan was reinstated. In addition, based on his employment contract, Mr. Horton accrues an additional one and one-third years of age and service credit, up to a maximum of 3.9 years of additional age and service credit, in the Non-Qualified Plan for each year he works under his employment agreement. The purpose of this adjustment is to create the effect that he will be deemed to have continuously served with us since he first joined us in August 1985. As of December 31, 2008, Mr. Horton had earned an additional 3.667 years of age and service credit under the Non-Qualified Plan with an estimated value of $730,535.

(4)	As of December 31, 2008, Mr. Reding had 7.912 years of credited service under the Retirement Benefit Plan and 15.824 years of credited service under the Non-Qualified Plan. Pursuant to an agreement with Mr. Reding, he earns two years of credited service in the Non-Qualified Plan for each year of credited service earned in the Retirement Benefit Plan, up to a maximum of 10 years of additional service credit. As of December 31, 2008, Mr. Reding had earned 7.912 additional years of service credit under the Non-Qualified Plan with an estimated value of $632,449.

Discussion Regarding 2008 Pension Benefits Table

Retirement Benefit Plan

We provide the Retirement Benefit Plan to assist our agents, management, specialists, support personnel and officers (including the named executive officers) financially during their retirement. The Retirement Benefit Plan is only available to employees hired prior to January 1, 2002 that have completed 1,000 hours of eligible service in one year. To vest in the benefits provided under the Retirement Benefit Plan, a participant must: (a) complete at least five years of eligible service, (b) reach age 65, or (c) be permanently and totally disabled. After becoming a member of the Retirement Benefit Plan, each participant earns one year of credited service for each plan year in which at least 1,900 hours of service are completed.

We base the benefits payable to each participant under the Retirement Benefit Plan and the Non-Qualified Plan on the four formulas described below. For each participant, we use the formula that provides the participant the greatest benefit. For purposes of the above table, we have therefore assumed that Messrs. Arpey, Horton, Garton and Kennedy will each receive benefits under the Retirement Benefit Plan pursuant to the Final Average Retirement Benefit Formula and under the Non-Qualified Plan pursuant to the Social Security Offset Formula. For Mr. Reding, we have assumed he will receive benefits under the Retirement Benefit Plan pursuant to the Career Average Benefit Formula and under the Non-Qualified Plan pursuant to the Social Security Offset Formula.

Final Average Retirement Benefit Formula.  A participant’s annual benefit at normal retirement will equal the product of 1.667% of his or her final average compensation times his or her years of credited service. Final average compensation is the average of the participant’s pensionable pay during the four highest paid consecutive years during the last ten years of employment. Pensionable pay includes regular pay, but excludes bonuses, expenses and equity-based compensation.

Career Average Benefit Formula.  A participant’s annual benefit at normal retirement will equal the sum of the following amounts, determined for each year the participant is a member of the Retirement Benefit Plan: (a) 1.25% times the participant’s pensionable pay (as described above) for each year up to $6,600 and (b) 2% times the participant’s pensionable pay for each such year over $6,600.

Social Security Offset Formula.  A participant’s annual benefit at normal retirement will equal the difference between (a) the product of (1) 2% of the participant’s final average compensation (as described above) and (2) their years of credited service, and (b) the product of (1) 1.5% of the participant’s estimated annual Social Security benefit and (2) their years of credited service, subject to a maximum offset of 50% of the participant’s estimated Social Security benefit.

Minimum Retirement Benefit Formula.  A participant’s annual benefit at normal retirement will equal the product of (a) 12, (b) $23.50 for participants whose final average compensation (as described above) is less than $15,000 or $24.00 for participants whose final average compensation is at least $15,000 and (c) the number of years of the participant’s credited service.

Under the Retirement Benefit Plan, normal retirement age is age 65. Under its early retirement provisions, participants with at least 10 years of retirement eligible service may retire and receive unreduced benefits at age 60, and participants with at least 15 years of retirement eligible service may retire and receive reduced benefits at age 55 (reduced by 3% for each year below age 60). Participants who retire prior to age 60 with at least 10 years (but less than 15 years) of retirement eligible service may receive retirement benefits starting at age 60 (reduced by 3% for each year below age 65). Retirement Benefit Plan benefits are paid as a monthly annuity and the participant may elect the form of annuity payments (single life, joint and survivor, guaranteed period or level income). As of December 31, 2008, none of the named executive officers had become eligible for retirement or early retirement status.

The Retirement Benefit Plan complies with ERISA and qualifies for a federal income tax exemption under the Code. Since it is a qualified plan, it is subject to various restrictions under the Code and ERISA with respect to payments and benefit calculations. ERISA and the Code limit the maximum annual benefit payable under a qualified plan. Further, ERISA and the Code limit the maximum amount of annual compensation that we may take into account under the Retirement Benefit Plan. In 2008, the maximum amount of annual compensation that we could take into account under the Retirement Benefit Plan was limited to $230,000.

Non-Qualified Plan

We also maintain the Non-Qualified Plan to address limitations on the benefits under the Retirement Benefit Plan. The Non-Qualified Plan provides retirement benefits to our named executive officers whose compensation exceeds the maximum recognizable compensation limit allowed under the Code, which was $230,000 in 2008.

The formulas used to calculate benefits under the Non-Qualified Plan are the same as those applicable under the Retirement Benefit Plan, except that with respect to the Non-Qualified Plan, benefit calculations for the named executive officers also include: (a) the average of the four highest short-term incentive payments made since 1985; (b) any additional years of credited service that may have been granted to the named executive officer; and (c) the average of the four highest performance return payments made since 1989. Performance returns are dividend equivalent payments made between 1989 and 1999 on outstanding career equity shares. They were calculated using the following criteria: (a) the number of shares granted; (b) the grant price; (c) individual performance; and (d) a rolling three-year return on investment. We granted additional years of credited service for Messrs. Horton and Reding as reflected in the footnotes to the above 2008 Pension Benefits Table.

In 2002, the Board of Directors established a trust to fund benefits payable under the Non-Qualified Plan. We fund the trust to provide participants in the Non-Qualified Plan a comparable level of certainty as to the payment of their retirement benefits under that plan as is afforded to all eligible employees under the Retirement Benefit Plan (including protection from creditors in bankruptcy). Contributions to the trust in respect of vested retirement benefits result in the recognition of taxable income to the participants. The “2008 Pension Benefits Table” above reflects amounts credited to the named executive officers under the Non-Qualified Plan (whether or not funded under the trust). Benefits payable in respect of the Non-Qualified Plan, including those distributable from the trust, are payable solely in the form of a lump sum payment.

Present Value Calculations

The present value is the amount needed today, with interest, in order to provide the employees’ accrued retirement benefit at retirement. The values of accrued benefits under the Retirement Benefit Plan, payable at the earliest unreduced retirement age, are determined using a 6.5% interest rate and the sex-distinct RP2000 Mortality Tables projected to 2006. The lump sums payable under the Non-Qualified Plan are calculated using the December 2008 segment rates and the unisex mortality table prescribed by the IRS in the Pension Protection Act of 2006. Retirement benefits for both plans are then discounted to December 31, 2008 using an interest only discount of 6.5%. At December 31, 2007, the same assumptions were used except that the lump sums under the Non-Qualified Plan were calculated using the sex-distinct 1983 group Annuity Mortality Tables and a 4.53% interest rate.

The present values generally assume retirement at age 60 (the age when unreduced benefits may be available). As of December 31, 2008, Mr. Horton’s employment agreement provides an unreduced Non-Qualified Plan benefit when he reaches age 56 and 4 months.

See “Post-Employment Compensation—Retirement” below for further details.

Post-Employment Compensation

This section describes the payments, benefits and perquisites we may provide to the named executive officers following their employment. Except as otherwise shown in the table and described below, these are in addition to the payments, benefits and perquisites that we generally provide to all of our salaried employees following termination of their employment.

Retirement.  As described in the narrative following the “2008 Pension Benefits Table” above, we provide retirement benefits to our employees (including the named executive officers) who retire after they reach normal retirement or meet the above-specified requirements for early retirement. As of December 31, 2008, none of the named executive officers was eligible for retirement status.

In addition, upon normal retirement at age 65 or early retirement at age 60 or 55, our long-term incentive plans generally contemplate pro-rata distributions of awards to participants. These awards are described in “Discussion Regarding Fiscal Year 2006, 2007 and 2008 Summary Compensation Table and Fiscal Year 2008 Grants of Plan-Based Awards Table,” beginning on page 35 of this Proxy Statement. Since the named executive officers were not eligible for retirement status as of December 31, 2008, they were not eligible for any such distributions as of that date.

Upon their retirement, we will provide lifetime Admirals Club® memberships for each named executive officer and his or her spouse or companion (at no incremental cost to us). We will also provide unlimited complimentary air transportation on American Airlines and American Eagle Airlines in any available class of service for each named executive officer and his spouse or companion and dependent children, including reimbursement for related taxes. Under our current retirement air transportation policy, Mr. Kennedy is eligible to receive the complimentary air transportation and related tax reimbursements described above following retirement, but not until he turns age 55. Mr. Reding will be eligible to receive the complimentary air transportation (including related tax reimbursements), but only if he is employed by us through February 2010. Under a policy that we discontinued for officers elected after 1996, Messrs. Arpey, Horton and Garton will receive the complimentary air transportation described above (including reimbursement for any related taxes) upon retirement or other separation. The named executive officers who were either entitled to, or vested in, this complimentary air transportation as of December 31, 2008 are Messrs. Arpey, Horton, Garton and Kennedy, and the estimated aggregate incremental cost to us of providing this perquisite to each of them is listed in the table below under the heading “Voluntary Separation.”

Voluntary Separation and Termination For Cause.  In the event that a named executive officer resigns or voluntarily terminates his employment (other than a normal or early retirement or as noted in “Termination By Executive For Good Reason” below) or we terminate his employment for cause, then the named executive officer will forfeit all outstanding stock-based awards. We will discontinue salary, perquisites and benefits upon separation, except for benefits under the Retirement Benefit and Non-Qualified Plans. To the extent a named executive officer is vested in the Retirement Benefit and Non-Qualified Plans, he is entitled to benefits under these plans based on the number of years of credited service earned by the named executive officer as of the date of separation, as described above. Assuming a separation as of December 31, 2008, Messrs. Arpey, Horton, Garton and Kennedy would be vested in or eligible to receive the complimentary air transportation (and related tax reimbursements) described above under “Retirement.” For these purposes, “for cause” means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant’s willful misconduct or dishonesty, any of which is directly and materially harmful to our business or reputation.

Termination By Executive For Good Reason.  As stated in “Career Performance Shares,” on page 36 of this Proxy Statement, if Mr. Arpey terminates his employment for good reason, all of the career performance shares previously awarded to him would vest, and would be distributed based upon a determination by the Compensation Committee of achievement of the applicable performance criteria. Pursuant to his employment agreement, if Mr. Horton resigns for good reason, he would be entitled to receive: (a) his accrued base salary, vacation and short-term incentive bonus (if such bonus had been determined but not paid as of the termination date); and (b) two times his annual salary and target bonus. In addition, all of his outstanding stock options and SSARs and deferred and performance shares would vest and become free of all restrictions, although the number of performance shares that he would receive, if any, would be subject to a determination by the Compensation Committee of achievement of the performance criteria under the performance share plans. Mr. Horton’s employment agreement also requires that we credit him with the additional age and credited service that otherwise would have been credited to him under the Non-Qualified Plan from the date of termination through March 29, 2009 (the third anniversary of his date of hire). As of December 31, 2008, the estimated value of this additional age and credited service was $57,940. We would also pay for COBRA coverage for Mr. Horton and his dependents for the maximum period allowed as required by his employment agreement at a total estimated cost to us of $1,689 (based on 2009 cost information).

Involuntary Termination Other Than For Cause.  For each named executive officer except Mr. Horton, under our currently effective practices and policies for all salaried U.S.-based employees, if we terminate his employment other than for cause, the named executive officer is eligible to receive a cash payment of up to one year’s annual salary. The amount actually payable is based on the named executive officer’s number of years of service with us. Mr. Horton’s severance benefits pursuant to his employment agreement are described below. For a period of two years following the termination of employment other than for cause, each of the named executive officers is also entitled to unlimited travel privileges for himself and his spouse or companion and dependent children on American Airlines and American Eagle Airlines (although under this policy each such named executive officer would be required to pay all related taxes, fees and charges for the transportation). Messrs. Arpey, Horton, Garton and Kennedy would be vested in or eligible to receive the complimentary air transportation (including related tax reimbursements) described under “Retirement” on page 46 of this Proxy Statement.

Upon an involuntary termination other than for cause, performance shares and deferred shares would vest on a pro-rata basis using the same distribution formula employed upon retirement. The named executive officer would immediately forfeit unvested stock options and SSARs, and he would have ninety days to exercise vested stock options and SSARs. Career equity awards previously awarded would immediately vest (at a rate of 10% per year for each year of service following the date of grant), and would become payable following the separation. All of the career performance shares previously awarded to Mr. Arpey would vest and would be distributed based upon a determination by the Compensation Committee of achievement of the applicable performance criteria.

Pursuant to his employment agreement, if Mr. Horton were terminated not for cause, he would be entitled to receive the same benefits as if he had resigned for good reason, described above.

Termination Due to Death or Disability.  Pursuant to the terms of the 1998 LTIP, upon the death or disability of a named executive officer, all performance shares and deferred shares awarded to the named executive officer would vest on a pro-rata basis, and stock options and SSARs would continue to be exercisable. All of the career performance shares previously awarded to Mr. Arpey would vest and would be distributed based upon a determination by the Compensation Committee of achievement of the applicable performance criteria. Career equity awards previously awarded would immediately vest (at a rate of 20% per year for each year of service following the date of grant), and would become payable following the separation. In the event of death, unvested stock options and SSARs would immediately vest. Messrs. Arpey, Horton, Garton and Kennedy, or their respective surviving spouses and dependent children, would also be vested in or eligible to receive the complimentary air transportation and related tax reimbursements described under “Retirement” above.

The following table quantifies the payments and long-term incentive values each of our named executive officers would have received had there been a termination of his employment on December 31, 2008 in the situations described above other than retirement. As of December 31, 2008, none of the named executive officers was eligible for retirement. See “Change In Control,” beginning on page 49 of this Proxy Statement, for further details regarding payments to our named executive officers upon a change in control of us. We based the stock distribution values on a $10.67 per share stock price, which was the closing price of our common stock on December 31, 2008.

						Termination
						Other Than For
		Voluntary Separation	Good Reason[3]	Death	Disability	Cause
Name		($)	($)	($)	($)	($)
Arpey	Cash Severance Benefits	-	-	-	-	669,646
	Long Term Incentives	0	2,475,440[4]	6,781,367	6,013,268	6,013,268
	Pension Benefits[1]	3,082,098	3,082,098	3,082,098	3,082,098	3,082,098
	Airline Travel Benefits[2]	80,016	80,016	80,016	80,016	80,016
	Total	3,162,114	5,637,554	9,943,482	9,175,382	9,845,028

Horton	Cash Severance Benefits	-	2,630,878	-	-	2,630,878
	Long Term Incentives	0	2,839,194	1,551,325	1,278,266	2,566,135
	Pension Benefits[1]	2,115,904	2,178,136	2,115,904	2,115,904	2,178,136
	Airline Travel Benefits[2]	82,439	82,439	82,439	82,439	82,439
	Total	2,198,344	7,730,646	3,749,668	3,476,610	7,457,588

Garton	Cash Severance Benefits	-	-	-	-	530,479
	Long Term Incentives	0	-	2,712,043	2,412,090	2,400,783
	Pension Benefits[1]	2,557,392	-	2,557,392	2,557,392	2,557,392
	Airline Travel Benefits[2]	78,868	-	78,868	78,868	78,868
	Total	2,636,260	0	5,348,303	5,048,350	5,567,522

Reding	Cash Severance Benefits	-	-	-	-	326,449
	Long Term Incentives	0	-	1,329,233	1,035,375	1,035,375
	Pension Benefits[1]	1,219,894	-	1,219,894	1,219,894	1,219,894
	Airline Travel Benefits[2]	0	-	10,751	0	10,751
	Total	1,219,894	0	2,559,877	2,255,269	2,592,468

Kennedy	Cash Severance Benefits	-	-	-	-	488,646
	Long Term Incentives	0	-	1,633,232	1,456,947	1,455,430
	Pension Benefits[1]	1,949,846	-	1,949,846	1,949,846	1,949,846
	Airline Travel Benefits[2]	69,229	-	76,817	76,817	76,817
	Total	2,019,075	0	3,659,896	3,483,610	3,970,739

(1)	These amounts for each named executive officer are also reported in the “2008 Pension Benefits Table” on page 43 of this Proxy Statement and are paid at retirement age.

(2)	These amounts are based on figures that include the estimated average aggregate incremental cost to us of providing the air transportation and related tax reimbursements described above to our named executive officers generally in 2008. For each named executive officer, we have estimated these costs by using the average of the estimated annual incremental cost to us of providing this air transportation for the named executive officers for the number of years of the named executive officer’s projected life expectancy (according to the mortality tables we used to determine the present value of his retirement benefits in the “2008 Pension Benefits Table”).

(3)	Messrs. Garton, Reding and Kennedy are not parties to any agreements with us that contemplate a termination for good reason. As such, no amounts are shown in this column for Messrs. Garton, Reding and Kennedy. Each would have been entitled to receive the amounts shown in the “Voluntary Separation” column had they terminated their employment with us for any reason on December 31, 2008.

(4)	This amount represents career performance shares that were previously granted to Mr. Arpey under the Career Performance Share Agreement. The amount shown is calculated based on achieving target levels of performance (100%).

Effect of Section 409A

Section 409A applies to a number of compensation awards and practices described in this Proxy Statement. Section 409A, which became effective as of 2005, imposes early taxable income inclusion, additional taxes and penalties on non-compliant grants and payments. In those cases where Section 409A is applicable, payments and grants described in this Proxy Statement have been issued in compliance with, or timely amended to comply with, the requirements of Section 409A. As described in the discussion under “Post-Termination and Change in Control Benefits,” beginning on page 29 of this Proxy Statement, relevant agreements and equity plans and awards have been revised to contain a Section 409A compliant change of control definition. Among the other effects of Section 409A is that certain payments to named executive officers, directors, and certain other employees described in this Proxy Statement made on account of employment separation must be delayed for a period of six months following the date of separation, including, for example, payments of deferred stock, career equity awards, performance shares and payments under the Non-Qualified Plan.

Change In Control

As described above, upon the occurrence of a change in control under the terms of our equity plans and agreements, all outstanding stock options and SSARs become immediately exercisable, all outstanding career equity and deferred shares vest, and all performance shares will be deemed vested and will be distributed at target levels (100%). Mr. Arpey’s career performance shares granted prior to the change in control will vest, and will be distributed based upon a determination by the Compensation Committee of achievement of the applicable performance criteria. Also, upon a change in control, each named executive officer will receive a payment equal to the present value of the accrued annual retirement benefit to be paid to him under the Non-Qualified Plan. See the “Compensation Discussion and Analysis,” beginning on page 19 of this Proxy Statement, and “Discussion Regarding Fiscal Year 2006, 2007 and 2008 Summary Compensation Table and Fiscal Year 2008 Grants of Plan-Based Awards Table,” beginning on page 35 of this Proxy Statement for further details regarding the definitions and discussion of change in control under our equity programs and the Non-Qualified Plan.

As described in the “Compensation Discussion and Analysis,” we also have agreements with each of the named executive officers that provide compensation and other benefits following their separation from us subsequent to a change in control. The termination benefits under these agreements would become payable if: (a) within two years following a change in control, we (or any successor in interest to us) terminate the named executive officer’s employment for any reason (other than due to his death, disability, felony conviction, or willful misconduct or dishonesty that materially harms our business or reputation); (b) within two years following a change in control, the named executive officer voluntarily terminates his employment for “good reason”; (c) the named executive officer terminates employment for any reason during the thirty days following the first anniversary of the change in control; or (d) the named executive officer’s employment is terminated following the commencement of discussions between us and a third party that result in a change in control, and the change of control occurs within 180 days thereafter.

For purposes of these agreements, a change in control of AMR Corporation is deemed to occur: (a) when during any twelve month period, a third party (including persons acting as a group) acquires beneficial ownership of thirty percent or more of our common stock; (b) when during any twelve month period, as of the beginning of such period, the Board of Directors or their approved successors cease to constitute a majority of the Board of Directors; (c) if our stockholders approve our complete liquidation or dissolution; or (d) upon the consummation of a reorganization, merger, consolidation, sale or other disposition of all our assets, unless, immediately following such transaction, (1) our stockholders prior to the transaction hold at least fifty percent of the voting securities of the successor, (2) no one person owns more than thirty percent of the successor, and (3) the members of the Board of Directors prior to the transaction constitute at least a majority of the Board of Directors of the successor. In no event will a change in control be deemed to have occurred unless the event also constitutes a change in control under Section 409A. “Good reason” includes the occurrence of any of the following after the change in control: (u) a failure to maintain the executive in a substantially equivalent position; (v) a significant adverse change in the nature or scope of his position; (w) a reduction in his salary or incentive compensation target or a reduction of his benefits; (x) a change in his employment circumstances, such as a change in responsibilities that hinder his ability to perform his duties; (y) the successor company breaches the termination benefits agreement or does not assume our obligations under it; or (z) we relocate our headquarters or require the executive to relocate more than 50 miles from our current headquarters location.

If an event triggers the payment of the benefits under the agreements after a change in control, the named executive officer would be entitled to the following benefits:

•	We would pay the named executive officer a cash payment of three times (two times in the case of Mr. Horton) the sum of the annual base salary and the target annual award paid under our incentive compensation plan (or the largest incentive award paid during the prior three years, if greater);

•	For three years following the change in control and related payment triggering event, we would provide all perquisites and benefits provided to the named executive officer prior to the change in control, including health and welfare, insurance and other perquisites and benefits described above;

•	We would provide a one-time reimbursement for relocation expenses and outplacement services;

•	All unvested stock-based awards would immediately vest, with performance shares distributed at target levels;

•	We would provide the named executive officer, spouse or companion and dependent children unlimited complimentary air transportation on American Airlines or American Eagle Airlines in any available class of service until age 55 on the same basis as is applicable to our non-employee directors (see “Other Compensation” on page 52 of this Proxy Statement for further details). After age 55, we would provide the named executive officer complimentary air transportation (including related tax reimbursements) as is provided upon retirement as described in “Retirement,” beginning on page 46 of this Proxy Statement;

•	We would reimburse the named executive officer for any excise taxes that are payable by the named executive officer pursuant to Sections 280G and 4999 of the Code (or its successor provision) as a result of the change in control and related payment triggering event for any federal income, employment or excise taxes payable on such excise tax reimbursement;

•	With respect to our retirement plans, we would treat each named executive officer as though fully vested in his or her currently accrued benefits under the Retirement Benefit Plan and the Non-Qualified Plan. We would calculate benefits under the Retirement Benefit Plan and the Non-Qualified Plan as though the named executive officer’s compensation rate equaled the sum of the executive’s base pay and incentive pay and crediting the named executive officer with three additional years of service; and

•	We would pay the named executive officer’s legal fees if there was a disagreement following the change in control and related payment triggering event related to the agreement. To assure payment, we would establish a trust for the sole purpose of funding these legal fees upon a change in control and related payment triggering event.

The following table lists the estimated total payments and values, as well as each component of compensation outlined above, that would have been due to each named executive officer had a change in control occurred on December 31, 2008 and the named executive officer’s employment was terminated on such date.

			Acceleration
			of Vesting
		Acceleration	of Non-	Acceleration		Outplacement,		Gross-up
		of Vesting of	Performance	of Vesting of	Value of	Relocation and		Payment	Total
	Cash	Stock	-Based	Performance	Additional	Continuing		for 280G	Change in
	Severance	Option/SSAR	Stock	-Based Stock	Pension	Perquisites and	Travel	Excise	Control
	Benefits	Vesting	Awards	Awards	Benefits	Benefits	Perquisites	Taxes	Benefits
Name	($)	($)	($)	($)	($)	($)	($)	($)	($)

Arpey	4,821,453	1,615,686	2,726,612	5,943,190	4,448,655	470,548	0	6,162,069	26,188,213

Horton	2,571,442	585,640	648,203	1,707,200	3,995,899	441,702	0	2,295,389	12,245,475

Garton	3,310,182	657,045	1,886,243	1,707,200	1,618,454	427,484	0	2,673,445	12,280,053

Reding	3,310,186	619,315	608,724	1,707,200	2,188,557	376,062	69,756	2,551,735	11,431,535

Kennedy	2,565,389	388,864	823,297	972,037	2,214,793	420,331	7,956	2,250,795	9,643,462

We based the stock distribution values in the above table on a $10.67 per share stock price, which was the closing price of our common stock on December 31, 2008. The value of the incremental pension benefits estimated in the table was determined using the same actuarial assumptions and mortality tables used to determine the present value of retirement benefits illustrated in the “2008 Pension Benefits Table” on page 43 of this Proxy Statement. These figures assume all payments are made at the time provided under Section 409A.

As described above, upon a change in control, the agreements provide that each of the named executive officers would receive the same complimentary air transportation (including related tax reimbursements) made available to our retired executives. However, as described above, Messrs. Arpey, Horton and Garton will receive complimentary air transportation (including related tax reimbursements) following their termination of employment without regard to their age at termination or whether a change in control has occurred. The aggregate incremental air transportation costs for Messrs. Arpey, Horton and Garton are therefore instead reflected in the table in “Post-Employment Compensation,” on page 48 of this Proxy Statement. Since Mr. Kennedy is entitled to receive complimentary air transportation starting at age 55 following retirement, this table includes the estimate of the aggregate incremental costs to us for the complimentary air transportation (and reimbursements for any related taxes) that he would receive upon a change of control, commencing on December 31, 2008 until his 55th birthday. Mr. Reding was not vested in or eligible to receive such air transportation as of December 31, 2008. The table above thus includes the estimate of the aggregate incremental costs to us of the complimentary air transportation (including reimbursement for any related taxes) for him from December 31, 2008 through his retirement age. We have estimated these costs by using the average of the estimated annual incremental cost to us of providing this air transportation for the named executive officers in 2008 for the number of years of the named executive officer’s projected life expectancy (according to the mortality tables we used to determine the present value of his retirement benefits in the “2008 Pension Benefits Table” on page 43 of this Proxy Statement).

DIRECTOR COMPENSATION

Our Nominating/Corporate Governance Committee reviews annually, typically in July, the overall compensation of the directors, in consultation with the Board of Directors and with the assistance of our management. In doing so, the Nominating/Corporate Governance Committee has the authority to retain a compensation consultant, although no consultant was engaged in 2008. The Board of Directors approves any changes to director compensation. There were no changes to our director compensation program in 2008, other than changes made to ensure that the director compensation arrangements comply with Section 409A as described in “Effect of Section 409A,” beginning on page 48 of this Proxy Statement, including revising the definition of change in control in the director compensation arrangements to comply with Section 409A.

The following is a description of our director compensation program in 2008. Mr. Arpey does not receive any compensation as a director or as Chairman because we compensate him as an employee. We describe Mr. Arpey’s compensation in the “Fiscal Year 2006, 2007 and 2008 Summary Compensation Table” and accompanying text and “Compensation Discussion and Analysis” above. Mr. Graves retired from the Board of Directors effective March 31, 2008, so the following narrative and tables address his compensation through that date as well as the compensation to which he became entitled at or after retirement, as described below.

Elements of Director Compensation

Retainers/Fees

Each of our non-employee directors receives: (a) an annual retainer of $20,000 for service on the Board of Directors; (b) an additional annual retainer of $3,000 for service as Lead Director, if applicable, or for service on one or more standing committees of the Board of Directors; and (c) $1,000 for attending, or otherwise participating in, a regular or special Board of Directors meeting or a committee meeting. The maximum payment for meeting attendance or participation is $1,000 per day, regardless of the number of meetings actually attended that day.

All of our directors agreed to defer the payment of their 2008 retainers and fees until they depart from the Board of Directors. With the exception of Dr. Rodin, pursuant to these deferral agreements, the deferred fees and retainers are converted into a number of deferred units equal to the amount of such fees and retainers divided by the arithmetic mean of the highest and the lowest quoted selling price of our common stock during the month in which such fees were earned. We will pay the deferred units to them in cash after they cease to be a member of the Board of Directors in an amount equal to the number of deferred units held by the director, multiplied by the arithmetic mean of the high and the low price of our common stock during the month preceding the month in which such director ceases to be a member of our Board of Directors. Pursuant to the deferral agreements with Dr. Rodin, the deferred fees and retainers she earned in 2008 accrue interest at a rate equal to the prime rate in effect, from time to time, at J.P. Morgan Chase National Bank, N.A.

Annual Grants of Deferred Units

Pursuant to the terms of the 2004 Directors Unit Incentive Plan, each non-employee director receives an annual award of 2,610 deferred units. Following a director’s departure from the Board of Directors, we will make a cash payment to the former director in an amount equal to the number of deferred units held by the director, multiplied by the mean between the highest and lowest quoted selling prices of our common stock on the date the director leaves the Board. In accordance with the terms of the 2004 Directors Unit Incentive Plan, we granted each director 2,610 deferred units in July 2008.

In addition to the annual award of deferred units under the 2004 Directors Unit Incentive Plan, we provide an additional annual grant of 710 deferred units to non-employee directors elected after May 15, 1996. This additional grant is in lieu of their participation in a pension plan described below under “Pension and Other Retirement Benefits.” We will convert these additional deferred units into cash and pay the director after the date the director leaves the Board of Directors. Since they were elected after May 15, 1996, Dr. Rodin and Messrs. Bachmann, Gupta, Ibargüen, Miles, Purcell, Robinson, Rose and Staubach were each also granted 710 deferred units in July 2008.

From 1999 to 2005, we maintained a stock appreciation rights plan for non-employee directors. Under the 1999 Directors’ Stock Appreciation Rights Plan, each non-employee director received an annual award of 1,185 stock appreciation rights (“SARs”). Upon exercise of the SARs, the directors are entitled to receive in cash the excess of the arithmetic mean of the high and the low price of our common stock on the exercise date over the exercise price of the SARs, which is the arithmetic mean of the high and the low price of our common stock on the grant date of the SARs. The SARs fully vest on the first anniversary of their grant and expire on the tenth anniversary of their grant. Although the 1999 Directors’ Stock Appreciation Rights Plan was terminated in 2005, SARs previously granted remain available for exercise in accordance with the terms of the plan, including following the departure of a director.

Other Compensation

In addition to the retainers, meetings fees and equity-based compensation described above, each non-employee director and his or her spouse or companion and dependent children also receive unlimited complimentary air transportation on American Airlines and American Eagle Airlines in any available class of service, as well as assistance while traveling and when making reservations. We reimburse each non-employee director for the taxes assessed on this complimentary air transportation. They are also provided membership in our Admirals Club® airport lounges and receive all of the benefits and privileges American Airlines gives to its best frequent flyers, including class of service upgrade credits. We also provide the non-employee directors a limited number of other perquisites and personal benefits described in footnote (6) to the “Director Compensation Table For Fiscal Year 2008” on page 53 of this Proxy Statement.

Pension and Other Retirement Benefits

Each non-employee director elected to the Board of Directors on or before May 15, 1996 that serves on the Board until age 62 is entitled to receive a pension benefit of $20,000 per year until the later of the death of the director or the director’s spouse. Accordingly, upon retirement from the Board of Directors, each of Messrs. Boren and Codina and Mrs. Korologos is entitled to receive $20,000 per year until the later of the death of the director or the director’s spouse. Mr. Graves was also entitled to receive this benefit. Since he retired from the Board in 2008, he started receiving this annual retirement benefit in 2008.

We also continue to provide the Admirals Club® membership, frequent flyer benefits and complimentary air transportation services described above following the non-employee director’s retirement from the Board of Directors. For each non-employee director who has served on the Board of Directors for at least ten years and retires at or following age 70, we continue to provide the complimentary air transportation services until the later of the death of the director or his or her spouse. For directors who either do not serve until age 70 or do not serve for at least ten years, we continue to provide the complimentary air transportation for the number of years the director served on the Board of Directors. In each case, we reimburse the non-employee directors for any taxes assessed on this complimentary air transportation. Mr. Graves retired following age 70 and with more than ten years of service on the Board, and therefore he and his spouse are entitled to receive the complimentary air transportation and tax reimbursements described above until the later of the death of Mr. Graves or his spouse.

Director Compensation Table For Fiscal Year 2008

The following table contains information regarding the compensation for 2008 payable to all of our non-employee directors.

					Change in
					Pension Value
					and
	Fees				Nonqualified
	Earned or			Non-Equity	Deferred
	Paid	Stock	Option	Incentive Plan	Compensation	All Other
	in Cash[2]	Awards[3]	Awards[4]	Compensation	Earnings[5]	Compensation[6]	Total
Name[1]	($)	($)	($)	($)	($)	($)	($)
John W. Bachmann	40,000	(5,208)	(7,797)	0	0	11,019	38,014

David L. Boren	38,000	(3,238)	0	0	0	4,924	39,686

Armando M. Codina	40,000	(3,238)	(7,797)	0	0	5,014	33,979

Earl G. Graves	17,500	(48,666)	(7,797)	0	0	14,134	(24,829)

Rajat Gupta	38,000	35,424	0	0	0	2,034	75,458

Alberto Ibargüen	39,000	35,424	0	0	0	1,153	75,577

Ann M. Korologos	37,000	(3,238)	(7,797)	0	0	5,614	31,579

Michael A. Miles	41,000	(5,208)	(7,797)	0	0	4,245	32,240

Philip J. Purcell	37,000	(5,208)	(7,797)	0	0	5,392	29,387

Ray M. Robinson	41,000	13,114	0	0	0	6,883	60,997

Judith Rodin	39,000	(5,208)	(7,797)	0	0	11,421	37,416

Matthew K. Rose	41,000	1,959	0	0	0	14,121	57,080

Roger T. Staubach	39,000	(5,208)	(7,797)	0	0	5,294	31,289

(1)	This table reflects compensation for 2008 for Mr. Graves, who retired from the Board of Directors as of March 31, 2008.

(2)	The amounts represent the aggregate dollar amount of all fees the directors earned in 2008 for service as a director, including annual retainer, committee, meeting and Lead Director fees. The directors agreed to defer payment of all of these retainers and fees until they leave the Board of Directors.

(3)	Amounts shown do not reflect compensation actually received by the directors. Rather, the amounts represent the compensation expense for financial statement reporting purposes recognized in 2008, as determined pursuant to FAS 123(R), relating to deferred units we granted to the directors in 2008 and prior years pursuant to the 2004 Directors Unit Incentive Plan. These amounts do not include any reduction in the value of such grants for the possibility of forfeiture. See footnote 9 to our financial statements included in our Form 10-K for the fiscal year ended December 31, 2008 for the assumptions we made to determine the FAS 123(R) values. The amount for some of the directors in this column is negative due to the decrease in our stock price in 2008. Because these awards are payable in cash, our compensation expense for financial accounting purposes with respect to these awards fluctuates directly with increases and decreases in our stock price. The aggregate grant date fair values (as computed in accordance with FAS 123(R)) of the 2008 deferred unit awards were $22,344 for Messrs. Bachmann, Gupta, Ibargüen, Miles, Purcell, Robinson, Rose and Staubach and Dr. Rodin, and $17,565 for Mrs. Korologos and Messrs. Boren and Codina. Due to his retirement, Mr. Graves was not awarded any deferred units in 2008.

The chart below reflects the aggregate number of outstanding stock-based compensation awards each director held as of December 31, 2008.

	1994 Directors Stock Incentive	2004 Directors Unit	Directors Fees
	Plan Shares	Incentive Plan Units	Deferred Units
Director	(#)	(#)	(#)
Bachmann	4,266	15,413	22,507

Boren	12,322	11,862	15,879

Codina	12,322	11,862	28,263

Graves(A)	—	—	—

Gupta	—	3,320	4,053

Ibargüen	—	3,320	4,171

Korologos	13,270	11,862	15,338

Miles	6,399	15,413	16,088

Purcell	8,532	15,413	22,967

Robinson	—	9,960	5,622

Rodin	12,798	15,413	13,692

Rose	—	13,280	11,250

Staubach	4,266	15,413	22,234

(A) Upon Mr. Graves’ retirement from the Board of Directors as of March 31, 2008, we paid the outstanding deferred shares and units to Mr. Graves as described above.

(4)	Amounts shown do not reflect compensation actually received by the directors. Rather, the amounts represent the compensation expense for financial statement reporting purposes in 2008 relating to SARs we granted to each director under the 1999 Directors’ Stock Appreciation Rights Plan in years prior to 2006, as determined pursuant to FAS 123(R). See footnote 9 to our financial statements included in our Form 10-K for the fiscal year ended December 31, 2008 for the assumptions we made to determine the FAS 123(R) values. Messrs. Gupta, Ibargüen, Robinson and Rose have not been granted any SARs. Because these awards are payable in cash, our compensation expense for financial accounting purposes with respect to these awards fluctuates directly with increases and decreases in our stock price. The amount for some of the directors in the column entitled “Option Awards” is negative due to the decrease in our stock price in 2008. Although we are required under the SEC’s proxy disclosure rules to include amounts in this column for 2008, the 1999 Directors’ Stock Appreciation Rights Plan terminated in 2005, and we did not grant any SARs to the directors in 2008.

The aggregate number of outstanding SARs each director held as of December 31, 2008 were as follows: Mr. Bachmann (3,555), Mr. Boren (3,555), Mr. Codina (7,110), Mr. Graves (7,110), Mr. Gupta (0), Mr. Ibargüen (0), Mrs. Korologos (7,110), Mr. Miles (4,740), Mr. Purcell (5,925), Mr. Robinson (0), Dr. Rodin (7,110), Mr. Rose (0) and Mr. Staubach (3,555).

(5)	Since Messrs. Boren and Codina and Mrs. Korologos were each elected prior to May 15, 1996, each is entitled to receive $20,000 per year from the date of retirement until the later of their death or the death of their spouse. In March 2008, Mr. Graves retired from the Board of Directors, and he began to receive the annual $20,000 retirement benefit on a pro rata basis in July 2008. Since 1996, we have not accrued any additional benefits. There is no amount reflected in the column in respect of these future benefits. The present value of each of the director’s accrued retirement benefits did not change from December 31, 2007 to December 31, 2008 because the discount rate used to calculate our liability in respect of retirement benefits for financial purposes as described in footnote 10 to our Form 10-K for each of the fiscal years ended December 31, 2007 and December 31, 2008 was 6.5%.

(6)	Amounts shown include: (a) the estimated aggregate incremental cost to us of the complimentary air transportation on American Airlines and American Eagle Airlines that we provided to the directors and their respective family members in 2008; and (b) the dollar value of insurance premiums we paid in 2008 for a $50,000 life insurance policy for the benefit of each director. The amounts also include tax reimbursements that we paid to our directors in 2008 for the complimentary air transportation we provided in 2007. We paid the following tax reimbursements in 2008: Mr. Bachmann ($9,169), Mr. Boren ($3,185), Mr. Codina ($4,299), Mr. Graves ($8,049), Mrs. Korologos ($4,738), Mr. Miles ($2,653), Mr. Purcell ($4,860), Mr. Robinson ($6,563), Dr. Rodin ($10,454), Mr. Rose ($12,064) and Mr. Staubach ($4,364). We did not pay any tax reimbursements to Messrs. Gupta and Ibargüen in 2008.

SECURITIES OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth as of April 15, 2009 the number and percentage of shares of our common stock beneficially owned by: (a) each of our directors; (b) each of our named executive officers; and (c) all of our directors and executive officers as a group.

The number and percentage of shares of common stock beneficially owned is determined under the rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. To our knowledge, and except as set forth in the footnotes to this table, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name and none of the individuals below has pledged any shares of our common stock. The address for each individual listed below is c/o P.O. Box 619616, MD 5675, Dallas/Fort Worth International Airport, TX 75261-9616.

	AMR Corporation
	Common Stock[1,2]	Percent of Class
Name	(#)	(%)
Gerard J. Arpey	1,004,876	*
John W. Bachmann	1,500	*
David L. Boren	400	*
Armando M. Codina	1,000	*
Rajat K. Gupta	0	*
Alberto Ibargüen	9,000	*
Ann M. Korologos	7,800	*
Michael A. Miles	15,000	*
Philip J. Purcell	10,000	*
Ray M. Robinson	3,000	*
Judith Rodin	0	*
Matthew K. Rose	1,000	*
Roger T. Staubach	5,000	*
Thomas W. Horton	113,639	*
Daniel P. Garton	635,384	*
Robert W. Reding	333,159	*
Gary F. Kennedy	192,984	*
Directors and executive officers as a group	2,333,742	*

*	Less than 1%.

(1)	This column includes the following shares of common stock that may be acquired pursuant to stock options/SSARs that are or will become exercisable or vest within 60 days of April 15, 2009: 831,140 shares for Mr. Arpey; 79,990 shares for Mr. Horton; 591,250 shares for Mr. Garton; 210,440 shares for Mr. Reding; and 167,248 shares for Mr. Kennedy.

(2)	See “2008 Outstanding Equity Awards At Fiscal Year-End Table,” beginning on page 37 of this Proxy Statement, for further outstanding equity awards for our named executive officers that are not and will not become exercisable within 60 days of April 15, 2009.

SECURITIES OWNED BY CERTAIN BENEFICIAL OWNERS

The following table presents information known to us about the beneficial ownership of our common stock as of March 23, 2009, our record date, by all persons and entities that we believe beneficially own more than 5% of our outstanding common stock. The information below is based on reports filed with the SEC by such entities, except that the percentage is based upon calculations made in reliance upon the number of shares of common stock reported to be beneficially owned by such entity in such report. The percentage of beneficial ownership is based on 279,011,993 shares of our common stock outstanding on March 23, 2009.

	Amount and Nature of
	Beneficial Ownership		Percent of Class
Name and Address of Beneficial Owner	(#)		(%)

FMR LLC 82 Devonshire Street Boston, Massachusetts 02109	41,536,742	[1]	14.9

PRIMECAP Management Company 225 South Lake Avenue #400 Pasadena, California 91101	31,958,846	[2]	11.5

Vanguard Chester Funds – Vanguard Primecap Fund 100 Vanguard Blvd. Malvern, Pennsylvania 19355	15,253,100	[3]	5.5

(1)	Based on Amendment No. 2 to Schedule 13G filed February 17, 2009, FMR LLC, a parent holding company (“FMR”), Edward C. Johnson 3d, Chairman of FMR, and FMR’s direct and indirect subsidiaries report beneficially owning 41,536,742 shares of our common stock and report having sole voting power over 1,739,282 of such shares, sole dispositive power over 41,536,742 shares, and shared voting and shared dispositive power over none of such shares.

(2)	Based on Amendment No. 19 to Schedule 13G filed February 11, 2009, PRIMECAP Management Company reported that it beneficially owned and had sole dispositive power over 31,958,846 shares of our common stock, sole voting power over 7,087,176 of such shares, and shared voting and shared dispositive power over none of such shares.

(3)	Based on Amendment No. 4 to Schedule 13G filed on February 13, 2009, Vanguard Chester Funds – Vanguard Primecap Fund reported that it beneficially owns and has sole voting power over 15,253,100 shares of our common stock. It did not report beneficial ownership information regarding shared voting power or sole or shared dispositive power over any of such shares.

PROPOSAL 2—RATIFICATION OF AUDITORS

Our Audit Committee has selected Ernst & Young LLP to serve as our independent auditors for the year ending December 31, 2009. We request that the stockholders ratify the Audit Committee’s selection. Representatives of Ernst & Young will be present at the annual meeting, will have the opportunity to make a statement (if they desire), and will be available to answer appropriate questions.

Vote Required for Ratification

A majority of votes cast is necessary to ratify the Audit Committee’s selection of the independent auditors. If the stockholders do not ratify the selection of Ernst & Young, the Audit Committee will reconsider the selection of the independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3—PROPOSAL TO APPROVE THE 2009 LONG TERM INCENTIVE PLAN

Since 1979, AMR Corporation has maintained long-term incentive plans that have authorized the grant of equity-based incentive compensation awards. These plans have served to attract, retain and reward our key management employees and to align the interests of these employees and our stockholders. The AMR Corporation 1998 Long Term Incentive Plan, as amended (the “1998 LTIP”) expired by its terms on May 21, 2008 and no further grants can be made under the 1998 LTIP. Accordingly, the Board of Directors has adopted the 2009 Long Term Incentive Plan (the “2009 LTIP”).

Pursuant to the 2009 LTIP, the Company is seeking authorization from stockholders to issue awards in respect of 4 million shares of the Corporation’s common stock. As described below, the 2009 LTIP would also authorize for issuance any additional shares that related to awards granted under the 1998 LTIP that, after the date of the stockholders meeting, would again have become available for grant under the 1998 LTIP had it continued in effect.

As discussed in our Compensation Discussion and Analysis, our compensation philosophy is to provide key management compensation targeted at the median of companies with similar size, scope and function. Because our key management employees are responsible for the overall performance of the company, and consistent with our pay-for-performance philosophy, a significant portion of this compensation is at risk through our short-term and long-term incentive programs. Approximately 10% to 25% of our executives’ potential compensation is paid in the form of salary, with the remainder tied to short-term and long-term performance-based incentive programs. Our short-term incentive awards are the subject of agreements with our labor unions, and no amounts have been paid thereunder since 2001. As a result, our overall key management compensation structure and our ability to tie their compensation to the company’s performance are heavily dependent on long-term equity awards.

To attract and retain the best management talent, our compensation must be competitive with the compensation programs of our principal airline competitors and other companies with which we compete for talented employees. Over the last several years, four of our five largest domestic competitors and several of our smaller competitors have filed for bankruptcy protection, while we have not. Most of these competitors granted substantial equity awards to their management teams following their emergence from bankruptcy, and many of them have substantial equity awards remaining in their post-bankruptcy plans for future awards. Since our 1998 LTIP expired on May 21, 2008, if the 2009 LTIP is not approved, we will be at a competitive disadvantage with our peers, and it will be more challenging to attract and retain our key management employees.

We also feel that the terms of the 2009 LTIP are reasonable. Under the consensual labor restructuring in 2003, we granted 37.9 million options to more than 80,000 of our employees. None of these options were granted to our named executive officers or other officers. As of April 1, 2009, approximately 12.2 million of these options remained outstanding and represent a large portion of our outstanding equity awards. While these outstanding options constitute a large part of our outstanding stock awards, we believe the grants have benefited both our stockholders and employees. Our 2009 LTIP proposal requests authorization of only 4 million shares. This represents approximately 1.4% of our common shares outstanding. Our share usage rate (the number of shares granted to employees divided by the number of our shares outstanding) for the period 2006 through 2008 was an average of 1.6% per year.

For these reasons, the Board believes the 2009 LTIP proposal is appropriate and necessary to align the interests of our key management employees and our stockholders, to continue to attract and retain qualified key management employees, and to provide an appropriate and competitive level of compensation.

Summary of 2009 LTIP

A summary of the 2009 LTIP follows, but this summary is qualified in its entirety by reference to the full text of the 2009 LTIP, which is attached as Exhibit A to this proxy statement.

Shares Authorized for Issuances

The 2009 LTIP authorizes the issuance of awards in respect of 4 million shares of the Company’s common stock.

Shares awarded under the 2009 LTIP may consist, in whole or in part, of authorized and unissued shares or treasury shares. In the event of certain changes in the Company’s structure affecting the common stock, the Compensation Committee may make appropriate adjustments in the number of shares which may be awarded and in the number of shares covered by options and other awards then outstanding under the 2009 LTIP, and where applicable, in the exercise price of awards under the 2009 LTIP.

If shares subject to an option or stock appreciation right under the 2009 LTIP or the 1998 LTIP cease to be subject to such option, or if shares awarded under either the 1998 LTIP or 2009 LTIP are forfeited, or awards under the 2009 LTIP or 1998 LTIP otherwise terminate or are settled, in whole or in part, without a payment being made to the participant in the form of the Company’s common stock, such shares will again be available for future distribution under the 2009 LTIP. Upon the exercise of a stock appreciation right granted under either the 2009 LTIP or the 1998 LTIP, only the number of shares of stock actually issued in connection with such exercise (and not the corresponding number of shares of stock related to the stock appreciation right being exercised) will be deemed issued and the remaining shares of stock shall again be available for issuance under the 2009 LTIP.

Participation

Awards may be made under the 2009 LTIP to key employees, including officers, of the Company and its subsidiaries, but may not be granted to any director who is not also an employee of the Company or its subsidiaries. Awards to directors who are not also employees of the Company (all the current directors except Mr. Arpey) are governed by separate director plans. The number of employees participating in the 2009 LTIP will vary from year to year. In 2008, approximately 1,169 employees (including the named executive officers) participated in the 1998 LTIP.

Awards Under the 2009 LTIP

The 2009 LTIP is administered by the Compensation Committee of the Board. Under the 2009 LTIP, the Compensation Committee has the authority to grant stock options, stock appreciation rights, restricted stock, deferred stock, incentive awards payable in cash and other performance related awards and stock-based awards. Each of these awards may be granted alone, in conjunction with, or in tandem with other awards under the 2009 LTIP and/or cash awards outside the 2009 LTIP.

Stock Options and Stock Appreciation Rights.  The 2009 LTIP allows the Compensation Committee to grant stock options and/or stock appreciation rights for such number of shares as the Compensation Committee determines, except that no participant may be granted rights and stock options in respect of more than 750,000 shares of the Company’s stock in any calendar year. The 2009 LTIP allows the Compensation Committee to grant both incentive stock options and non-qualified stock options. Stock appreciation rights may be granted in conjunction with all or part of a stock option or on a stand alone basis. Under the 1998 LTIP, the Company had begun to use stock appreciation rights instead of stock options, as they provide essentially the same benefit to the recipient with less dilution of our stockholders.

Stock appreciation rights are awards that allow the recipient, upon exercise, to receive an amount in shares of stock (or, solely to the extent determined by the Compensation Committee, cash) equal in value to the excess of the fair market value (at the time of exercise) of one share of stock over the base price per share specified with respect to the stock appreciation right, multiplied by the number of shares in respect of which the stock appreciation right shall have been exercised. The Compensation Committee has determined that any stock appreciation rights granted under the 1998 LTIP or the 2009 LTIP should generally be settled in stock.

The exercise price for any stock option and the base price in respect of any stock appreciation right may not be less than the fair market value of the stock at the time the stock option or stock appreciation right is granted (or in the case of a stock appreciation right granted in tandem with a stock option, the fair market value at the time the related stock option was granted). While our stock is traded on the NYSE, fair market value will be determined based on the last sale price at the time of the grant (or, if there are no sales on that date, the closing price on the last prior date on which there are sales). When payment in respect of a stock option or stock appreciation right is to be made in shares, the number of shares to be paid shall be calculated on the basis of the fair market value of the shares at the time of exercise.

Without the approval of the Company’s stockholders, the Compensation Committee may not lower the exercise price of outstanding stock options or the base price of outstanding stock appreciation rights, or grant new stock options or stock appreciation rights in substitution for outstanding stock options or rights. The Compensation Committee also is prohibited from granting stock options or stock appreciation rights conditioned upon the exercise of an outstanding stock option or stock appreciation right.

Upon the exercise of a stock option, payment of the option price may be made: (i) in cash; (ii) in common stock of the Company; (iii) through an arrangement with a broker approved by the Company whereby payment is accomplished with the proceeds of the sale of common stock of the Company; or (iv) by any combination of the foregoing, provided that the combined value of all cash and the fair market value of any common stock received by the Company is equal to the option price. The Compensation Committee may also permit any stock option to be exercised by delivery of the number of shares of the Company’s common stock that have a value not in excess of the excess of the then fair market value of the common stock over the exercise price of the option, times the number of shares as to which the Stock Option is being exercised. In such instance, the stock option will effectively be converted into a stock settled stock appreciation right.

Stock options and stock appreciation rights will be exercisable at such times as the Compensation Committee determines at the time of grant. Any stock appreciation rights granted in tandem with a stock option (or portion thereof) must be exercisable only at such time or times and to the extent that the stock options to which they relate are exercisable. Stock options relating to exercised stock appreciation rights, and stock appreciation rights related to any exercised stock option, shall no longer be exercisable to the extent that the related stock appreciation rights or stock option, as the case may be, has been exercised. However, no stock option or stock appreciation right may become exercisable sooner than one year after the date of grant, except in the event of the employee’s death, disability or retirement, or the occurrence of a change of control.

Upon an employee’s voluntary resignation or if the employee is involuntarily terminated without cause, any unvested stock options or stock appreciation rights will terminate. The Compensation Committee may permit the employee a period of up to 90 days following termination of employment to exercise any vested stock options or stock appreciation rights. In the case of an employee whose employment terminates due to death, disability or retirement, the 2009 LTIP provides that stock options and stock appreciation rights are exercisable in accordance with the terms and conditions established by the Compensation Committee. In no event, however, will a stock option or stock appreciation right remain exercisable past its original term, which may not exceed ten years.

Restricted Stock and Deferred Stock.  The Compensation Committee may grant participants awards of restricted stock and deferred stock. An award of restricted stock is shares of the Company’s common stock that are not transferable and are subject to forfeiture for a period specified by the Compensation Committee in accordance with the terms of the 2009 LTIP. Deferred stock is an award that is economically comparable to an award of restricted stock, except that the shares of our stock related to such award will not be issued until the vesting criteria have been satisfied (unless they are issued as restricted stock, which itself must continue to vest). The number of shares which may be awarded to any single employee in any calendar year in respect of any performance based restricted stock awards, deferred stock or performance awards may not exceed 750,000 shares.

The Compensation Committee will determine whether an award of restricted stock or deferred stock will vest solely on the basis of the passage of time or upon the achievement of performance criteria. (The applicable performance criteria upon which such awards may be granted are described below under the heading “Cash Incentive Awards and Performance Related Awards.”) Restricted stock and deferred stock that vest, if at all, upon the attainment of performance criteria must have a vesting period of at least one year. Restricted stock and deferred stock that will vest, if at all, upon the continued performance of service must have a vesting period of at least three years. In either case, exceptions to these minimum periods apply in the event of the employee’s death, disability or retirement, or the occurrence of a change of control.

Awards of restricted stock are outstanding shares of the Company’s common stock and entitle the holder to all rights as a shareholder, including the right to vote and to receive dividends. With respect to deferred shares, the Compensation Committee determines whether amounts equivalent to any dividends that would have been paid on a corresponding number of shares of our common stock will be paid to the employee or deemed reinvested in additional shares of deferred stock. However, in no event may such dividend equivalents be permitted to be credited or paid in respect of performance related stock awards that have not vested.

During the restriction period, the employee may not sell, transfer, pledge or assign restricted stock or deferred stock. At the end of the restriction period, shares of common stock equal to the number covered by the award of restricted stock or deferred stock will be delivered to the employee (unless the Compensation Committee decides to settle the award in cash). Upon the termination of the employee’s employment for any reason during the restriction period, all restricted stock or deferred stock awarded to that employee either will vest (in whole or in part) or be subject to forfeiture, in accordance with the terms and conditions of the award as established by the Compensation Committee.

Cash Incentive Awards and Performance Related Awards.  The 2009 LTIP permits the Compensation Committee to grant awards that become payable upon the achievement, in whole or in part, of certain performance criteria established in writing by the Compensation Committee. These awards may take the form of dollar denominated awards or awards of restricted stock and/or deferred stock that will vest upon achieving performance objectives established by the Compensation Committee. The Compensation Committee may establish these performance criteria from among the following measures of performance: (i) return on equity, (ii) total shareholder return, (iii) primary and fully diluted earnings per share, (iv) EBITDA, (v) cash flows, revenues and/or earnings by themselves or relative to other parameters (e.g., net or gross assets), (vi) operating income, (vii) return on investment, (viii) changes in the value of the stock, (ix) return on assets, (x) operational performance (including on time performance), (xi) customer satisfaction and (xii) employee survey results. Whether these objectives are achieved may be determined by the performance of the Company, a subsidiary or an affiliate (or any business unit or division thereof) or by reference to the performance of any of the Company or a subsidiary (or any business unit or division thereof) relative to other companies. The Compensation Committee may also impose one or more additional performance conditions.

Any performance related award made to any participant in the form of restricted stock or deferred stock in any calendar year may not exceed 750,000 shares, based on the number of shares initially granted. Any dollar denominated performance award made to any participant in any calendar year may not have an initial value in excess of $3,000,000. However, with respect to a performance related share award or dollar denominated performance award, the actual number of shares or amount payable may be up to twice the initial grant limits depending on the level of achievement of the performance criteria.

The 2009 LTIP also allows the Compensation Committee to make annual cash incentive awards to our executive officers based on the same performance criteria that are applicable with respect to performance related awards. Any such annual incentive award to any single officer in any calendar year may not exceed $3,000,000.

With respect to the Company’s executive officers, the performance related awards and the annual incentive awards described above are specifically designed to qualify as performance-based compensation exempt from the application of the deduction limitation imposed under Section 162(m) of the Code.

Stock Based Awards.  The Compensation Committee may grant other types of equity-based or equity-related awards not otherwise described by the terms of the 2009 LTIP (including the grant or offer for sale of unrestricted shares) in such amounts and subject to such terms and conditions as the Compensation Committee determines, although the aggregate number of such stock-based awards may not exceed five percent of the stock available for issuance under the 2009 LTIP. Such stock-based awards may be granted as an inducement to enter the employ of the Company or any subsidiary, in satisfaction of any obligation of the Company or any subsidiary to a participant that would otherwise have been payable in cash, or such other purposes as the Compensation Committee shall determine necessary or appropriate. Such stock based awards may entail the transfer of actual shares, or payment in cash or otherwise of amounts based on the value of shares and may include, without limitation, awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States. The Compensation Committee shall specify the extent to which a recipient may receive stock-based awards following termination of employment.

Change In Control Provisions

If there is a change in control, unless otherwise provided in the applicable award agreement, any stock options or stock appreciation rights which are not then exercisable will become fully exercisable and vested. Likewise, unless otherwise provided in the applicable award agreement, the restrictions and deferral limitations applicable to restricted stock, deferred stock, stock based awards and performance related awards will lapse and such shares and awards will be deemed fully vested and payable. Similarly, the performance criteria relative to any award of restricted stock or deferred stock will be deemed satisfied at target and such stock will then be fully vested. Any and all of these awards may be paid in cash upon such a change in control, as determined in the sole discretion of the Compensation Committee.

Change in control is defined as the occurrence of any one or more of the following events:

(i) the acquisition by any person, in any 12 month period, of beneficial ownership of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities;

(ii) a change within any 12 month period in the composition of the persons constituting a majority of the Company’s board of directors at the beginning of such period (the “Incumbent Board”), except that, generally, any individual whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be treated as though such individual were a member of the Incumbent Board; or

(iii) consummation of any reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination:

(A) the persons who were the beneficial owners of the Company’s stock immediately prior to the transaction beneficially own, directly or indirectly, more than fifty percent (50%) of both the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of its assets, either directly or through one or more subsidiaries);

(B) no person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, thirty percent (30%) or more of the combined voting power of the then outstanding voting securities of such corporation, but disregarding any beneficial ownership acquired more than 12 months prior to such Business Combination; and

(C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Company’s board of directors who qualified as incumbent members under the standard specified above at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

This definition is intended to meet the requirements to be a change in ownership, change in effective control or change in a substantial portion of the Company’s assets, in each case, within the meaning of Section 409A, and no event shall be treated as a change in control for purposes of the 2009 LTIP unless it qualifies as such an event under such provision of the Code.

Amendment

The Company may amend, alter, or discontinue the 2009 LTIP, but no amendment, alteration, or discontinuation shall be made which would (i) without shareholder approval, (A) increase the number of shares available for issuance under the 2009 LTIP, (B) modify the requirements for participation under the 2009 LTIP, (C) otherwise enhance the benefits that may be provided to participants under the 2009 LTIP, including by enhancing the ability of the Compensation Committee to waive restrictions on restricted stock and deferred stock, or (D) authorize the repricing of outstanding stock options and stock appreciation rights or (ii) impair the rights of a participant under an award theretofore granted, without the participant’s consent. In addition, any amendment of the 2009 LTIP shall also be subject to stockholder approval to the extent required under applicable law or the applicable rules of any exchange or trading system on which the stock is listed to trade. To the extent such action is otherwise permitted under the 2009 LTIP, the Compensation Committee may amend the terms of any stock option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder’s consent.

Federal Income Tax Aspects

The following is a brief summary of the federal income tax consequences of awards made under the 2009 LTIP based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

Stock Appreciation Rights.  No income will be realized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash and/or the fair market value of any shares received. The Company will be entitled to a deduction at the time and in the amount included in the participant’s income by reason of the exercise. If the participant receives common stock upon exercise of a stock appreciation right, the post-exercise appreciation or depreciation will be treated in the same manner discussed below under “Non-Qualified Stock Options.” All grants of stock options and stock appreciation rights have been designed in a manner to be exempt from the application of Section 409A.

Incentive Stock Options.  No regular taxable income will be realized by the participant upon the grant or exercise of an incentive stock option (“ISO”). However, for purpose of determining whether the employee is subject to the alternative minimum tax, a tax preference item would be generated upon exercise of the ISO. If a participant does not sell the stock received upon the exercise of an ISO (“ISO Shares”) for at least two years from the date of grant and within one year from the date of exercise, when the shares are sold any gain or loss realized will be long term capital gain or loss. In such circumstances, no deduction will be allowed to the Company for federal income tax purposes.

If ISO Shares are disposed of prior to the expiration of either of the holding periods described above, the participant generally will realize ordinary income at that time equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the price paid for such ISO Shares. The Company will be entitled to deduct any such recognized amount. Any further gain or loss realized by the participant will be taxed as short term or long term capital gain or loss. Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant’s employment, the option will generally be taxed as a non-qualified stock option.

Non-Qualified Stock Options.  No income will be realized by the participant at the time a non-qualified stock option is granted. Generally upon exercise of a non-qualified stock option, the participant will realize ordinary income in an amount equal to the difference between the price paid for the shares and the fair market value of the shares on the date of exercise. The Company will be entitled to a tax deduction in the same amount. Any appreciation (or depreciation) after the date of exercise will be either short term or long term capital gain (or loss), depending upon the length of time that the participant has held the shares.

Restricted Stock.  A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less any consideration paid for the stock. The Company will be entitled to a deduction at the same time and in the same amount. The holding period to determine whether the participant has long term or short term capital gain or loss on a subsequent sale generally begins when the stock is no longer subject to forfeiture, and the participant’s tax basis for such shares will generally equal the fair market value of such shares on such date. Restricted stock is generally not subject to the provisions of Section 409A.

However, a participant may elect, under Section 83(b) of the Code, within 30 days of the grant of the stock, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. By reason of such an election, the participant’s holding period will commence on the date of grant and the participant’s tax basis will be equal to the fair market value of the shares on that date (determined without regard to restrictions). Likewise, the Company generally will be entitled to a deduction at that time in the amount that is taxable as ordinary income to the participant. If shares are forfeited after making such an election, the participant will be entitled to a deduction, refund, or loss for tax purposes only in an amount equal to the purchase price of the forfeited shares regardless of whether he made a Section 83(b) election.

Deferred Stock.  A participant receiving deferred stock generally will be subject to tax at ordinary income rates on the fair market value of the deferred stock on the date that the stock is distributed to the participant and the capital gain or loss holding measurement period for such stock will also commence on that date. The Company generally will be entitled to a deduction in the amount that is taxable as ordinary income to the participant. The holding period to determine whether the participant has long term or short term capital gain or loss on a subsequent sale generally begins when the stock is distributed, and the participant’s tax basis for such shares will generally equal the fair market value of such shares on such date. Deferred stock may constitute deferred compensation subject to the additional requirements of Section 409A. It is expected that deferred stock awards will be designed to comply with these requirements. If these requirements are not met, the recipient of any such award will be deemed to have received the value of such award in income at the time at which it is no longer subject to a substantial risk of forfeiture and will be taxed on the amount included in his or her income at a federal tax rate that is at least 20% higher than the rate that would otherwise have been applicable without the application of such Section 409A.

New Plan Benefits

It is not possible to determine the number of shares that will in the future be awarded under the 2009 LTIP to any particular individual. However, set forth below are the number of stock-settled stock appreciation rights and shares of deferred stock (including deferred shares, performance shares, and career performance shares) that were granted to the persons listed below during 2008 under the terms of the 1998 LTIP, which generally provided for the same types of awards as are available under the 2009 LTIP on substantially the same terms and conditions:

	Number of Stock	Number of
Name and Position	Appreciation Rights	Deferred Shares
Gerard J. Arpey	286,000	404,000

Thomas W. Horton	110,550	152,850

Daniel P. Garton	110,550	162,590

Robert W. Reding	110,550	152,850

Gary F. Kennedy	62,950	87,050

All executive officers as a group	680,600	959,340

Non-executive officer employee group	2,042,140	2,900,178

Outside directors are not eligible for participation in the 2009 LTIP.

Vote Required for Approval

The affirmative vote of a majority of the votes cast on the proposal at the annual meeting is required to approve the 2009 LTIP, provided that the total votes cast on the proposal represent over 50% of the voting power of all of the shares of common stock outstanding and entitled to vote on the subject matter.

Security Ownership of Certain Beneficial Owners and Management

Equity Compensation Plan Information
			Number of securities
			remaining available for
	Number of securities to	Weighted-average	future issuance under equity
	be issued upon exercise	exercise price of	compensation plans
	of outstanding options,	outstanding options,	(excluding securities reflected
	warrants and rights	warrants and rights	in the first column)
	(#)	($)	(#)
Equity compensation plans approved by security holders	13,805,948	23.88	**

Equity compensation plans not approved by security holders	13,809,992 *	5.66	614,228

Total	27,615,940	14.77	614,228

*	Represents 13,809,992 options granted under the 2003 Employee Stock Incentive Plan (the ESIP). The ESIP was implemented in accordance with the rules of the New York Stock Exchange.

**	Additional shares may become available for future use as certain stock appreciation rights are exercised and settled in stock and other awards are settled without the issuance of stock as described above.

See Note 9 to the consolidated financial statements in our Annual Report on Form 10-K for additional information regarding the equity compensation plans included above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.

STOCKHOLDER PROPOSALS

We expect certain of our stockholders to present the following proposals (items 4 and 5 on the proxy card and voting instruction form) at the annual meeting. Some of the proposals contain assertions that we believe are incorrect. We have not attempted to refute all these inaccuracies. However, the Board of Directors recommends a vote against each of these proposals for the reasons following each proposal.

PROPOSAL 4—STOCKHOLDER PROPOSAL

Mrs. Evelyn Y. Davis, The Watergate Office Building, 2600 Virginia Ave., N.W., Suite 215, Washington, D.C. 20037, who owns 1,000 shares of our common stock, has given notice that she will propose the following resolution from the floor. The proposed resolution and statement in support thereof are set forth below. A majority of votes cast is necessary for approval of the proposal.

RESOLVED:  That the stockholders of AMR, assembled in Annual Meeting in person and by proxy, hereby request the Board of Directors to take the necessary steps to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit.

REASONS:  Many states have mandatory cumulative voting, so do National Banks.

In addition, many corporations have adopted cumulative voting.

Last year the owners of 52,617,777 shares, representing approximately 31% of shares voting, voted FOR this proposal.

If you AGREE, please mark your proxy FOR this resolution.

— End of Stockholder Proposal —

— The Board of Directors Position —

FOR THE REASONS STATED BELOW, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSAL 4.

The Company, like most large public companies, does not elect directors using cumulative voting. It is the Board of Directors’ opinion that cumulative voting could enable groups of stockholders with less than a majority of the shares to elect directors who would represent special interests rather than the best interests of all stockholders. It is also the Board’s opinion that cumulative voting could give special-interest stockholder groups a voice in director elections disproportionate to their economic investment. The Board believes that no director should represent or favor the interests of any one stockholder or a limited group of stockholders. Rather, every director must represent the stockholders as a whole. The Board of Directors feels strongly that it is the duty of each director to administer our business and affairs for the benefit of all stockholders.

The Board also believes that cumulative voting is not necessary in light of our strong corporate governance practices and philosophy. For example, our Board is predominantly comprised of independent, non-management directors, and the Nominating/Corporate Governance Committee of the Board, which is responsible for identifying and recommending qualified individuals for director positions, consists solely of independent, non-management directors. This ensures that the Board will continue to exercise independent business judgment and remain accountable to all of our stockholders, rather than to a particular special-interest stockholder group.

The Board further notes that our present system of electing directors, where each share of common stock is allowed to have one vote for each Board seat, is crucial to minimize the risks of Board divisiveness, which can impair the ability of the Board to operate effectively. The Board believes that our current method of director election ensures that each director acts in the best interests of all the Company’s stockholders and reduces the risk of divisiveness on the Board.

The Board of Directors believes that changing the present method of electing directors would not be in the best interests of all stockholders.

FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSAL 4.

PROPOSAL 5—STOCKHOLDER PROPOSAL

Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, the beneficial owner of 100 shares of stock, and Ms. Patricia Kennedy, 487 S. Bayview Avenue, Freeport, New York 11520, the beneficial owner of 90 shares of stock, with Mr. Chevedden acting as her proxy, have given notice that they will propose the following resolution from the floor. The proposed resolution and statements in support thereof are set forth below. A majority of votes cast is necessary for approval of the proposal.

5 – Special Shareowner Meetings

RESOLVED, Shareowners ask our board to take the steps necessary to amend our bylaws and each appropriate governing document to give holders of 10% of our outstanding common stock (or the lowest percentage allowed by law above 10%) the power to call special shareowner meetings. This includes that such bylaw and/or charter text will take steps to avoid exception or exclusion conditions (consistent with state law) that apply only to shareowners but not to management and/or the board.

Special meetings allow shareowners to vote on important matters, such as electing new directors, that can arise between annual meetings. This proposal does not affect our board in maintaining its current power to call a special meeting and does not affect the rights that members of management and/or the board have as individual shareholders.

Statement of John Chevedden
Fidelity and Vanguard supported a shareholder right to call a special meeting. The Corporate Library and Governance Metrics International have taken special meeting rights into consideration when assigning company ratings.

This proposal topic won impressive 2008 support:

Occidental Petroleum (OXY)	66%	Emil Rossi (Sponsor)
FirstEnergy (FE)	67%	Chris Rossi
Marathon Oil (MRO)	69%	Nick Rossi

The merits of this Special Shareowner Meetings proposal should also be considered in the context of the need for further improvements in our company’s corporate governance and in individual director performance. In 2008 the following governance and performance issues were identified:

• Armando Codina, our Lead Director, was even on the Merrill Lynch executive pay committee as Merrill’s Stanley O’Neal collected $161 million after acquiring subprime assets that contributed to $40 billion in write-downs.
• Ray Robinson, on our audit and nomination committees, was designated a “Problem Director” by The Corporate Library www.thecorporatelibrary.com, an independent investment research firm, due to his involvement with the Mirant Corporation bankruptcy.
• Our directors also served on 15 boards rated “D” or lower by The Corporate Library:

Armando Codina	General Motors (GM) Merrill Lynch (MER)
Ann McLaughlin Korologos	Vulcan Materials (VMC) Harman International (HAR)
Rajat Gupta	Genpact (G) Goldman Sachs (GS)
Ray Robinson	Aaron Rents (RNT) Acuity Brands (AYI)
Michael Miles	Time Warner (TWX) Citadel Broadcasting (CDL)
Judith Rodin	Comcast (CMCSA) Citigroup (C)
Matthew Rose	Centex (CTX)
John Bachmann	Monsanto (MON)
Alberto Ibarguen	PepsiCo (PEP)

• Each of our directors received more than 14% in withheld (no) votes with Ann Korologos receiving the most withheld votes.
• Two directors were designated “Accelerated Vesting” directors by The Corporate Library:
Judith Rodin
Michael Miles

• Two directors held zero stock:
Gerard Arpey
Judith Rodin

• Four directors held 4 or 5 board seats each – Over-extension concern.
Armando Codina
Ann McLaughlin Korologos
Michael Miles

• We had no shareholder right to:
Cumulative voting.
An independent Board Chairman.
Vote on executive pay.
The above concerns shows there is need for improvement. Please encourage our board to respond positively to this proposal:

Special Shareowner Meetings —
Yes on 5

— End of Stockholder Proposal —

— The Board of Directors Position —

FOR THE REASONS STATED BELOW, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSAL 5.

The Board of Directors believes this proposal is unnecessary because our stockholders already have the ability to call special meetings, among other significant ways they can influence action by the Company. Furthermore, approval of proposal 5 could result in costly disruptions from multiple special meetings that only serve the narrow interests of a small percentage of our stockholders.

Our stockholders already have a meaningful right to call special meetings. Our bylaws currently require the Company to call a special meeting if it is requested by 25% of the Company’s outstanding common stock entitled to vote at that meeting. If stockholders owning a meaningful 25% of our outstanding common stock consider a matter to be of sufficient importance for the Company to bear the expense and disruption of a special meeting, then those stockholders can cause the Company to call a special meeting on that matter. Reducing to 10% the ownership percentage required to call a special meeting would add little to these rights. To the contrary, proposal 5 would empower a very small group of stockholders to cause the Company to bear the significant expense and distraction of organizing an unlimited number of special meetings to address matters that may not benefit the majority of stockholders or even interest a significant percentage of other stockholders.

In addition, Stockholders have the right to cause the Company to act by written consent, without the need for a special meeting. The Company’s bylaws permit any action that could be taken at a stockholder meeting to be taken by written consent, upon the approval of the number of shares that would be needed to authorize that action at a meeting at which all shares entitled to vote were present and voted.

Furthermore, as evidenced by the submission of proposal 5, stockholders holding a very small ownership stake in the Company already have the ability to submit proposals for a vote by stockholders at the Company’s annual meeting.

Moreover, through the election of all of the Company’s directors each year, stockholders are able to influence the Board to make changes in the Company’s policies. Stockholders also can recommend director nominees to the Nominating/Corporate Governance Committee at any time without the need for a special meeting (see “Stockholder Nominees” on page 14 of this Proxy Statement and “Director Nominating Policies” available at www.aa.com/investorrelations).

In addition, stockholders and other interested parties are able to communicate directly with Board at any time about any concerns that arise between annual meetings (see “Contacting the Board of Directors” on page 11 of this Proxy Statement and “Procedures to Facilitate Communications between the Directors and Employees, Shareholders and Other Interested Third Parties” available at www.aa.com/investorrelations).

The Board is committed to good corporate governance, as evidenced by its responsiveness to stockholder proposals (see our website www.aa.com/investorrelations), and the inclusion of significant stockholder accountability mechanisms in our corporate governance system. The Board does not support proposal 5 because it unnecessarily empowers a small minority of stockholders to cause the Company to hold disruptive and costly special meetings when there already are multiple means for stockholders to influence action by the Company.

FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSAL 5.

OTHER MATTERS

If any other matters properly come before, or are otherwise voted on at, the annual meeting, or any adjournment or postponement thereof, the proxies identified on page 4 of this Proxy Statement will use their discretion to vote in accordance with their best judgment, except as otherwise provided in this section.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers to file statements of beneficial ownership and changes in beneficial ownership of our common stock with the SEC and the NYSE, and to furnish us with copies of such statements. Based solely on a review of the copies of such statements furnished to us and written representations that no other such statements were required, we believe that our directors and executive officers complied with all such requirements during fiscal year 2008, except for one Form 4 filed on behalf of Mr. Ibargüen on July 18, 2008 for one transaction. Based upon our review of their filings on Schedule 13G, we believe that the beneficial owners of more than 10 percent of our common stock are not required to file reports pursuant to Section 16(a) of the Exchange Act.

OTHER INFORMATION

From time to time stockholders submit proposals that may be proper subjects for inclusion in the Company’s proxy statement and for consideration at the annual meeting. We must receive proposals for inclusion in the 2010 proxy statement no later than December 18, 2009. All stockholders submitting proposals must meet the stockholder eligibility requirements of Rule 14a-8 (available on the SEC website). Please direct any such proposal, as well as any related questions, to our Corporate Secretary at the address on page 69.

Our bylaws provide that any stockholder wishing to nominate a director at or bring any other item before an annual meeting, other than proposals intended to be included in the proxy materials pursuant to Rule 14a-8, must provide timely and compliant written notice. To be timely for the 2010 annual meeting, such notice must be delivered to our Corporate Secretary at the address on page 69 not before January 20, 2010 or after February 19, 2010. However, if the 2010 annual meeting is advanced by more than 30 days or delayed more than 60 days from May 20, 2010, then our bylaws provide a different deadline for such notice. The notice must contain and be accompanied by certain information as specified in our bylaws. We recommend that any stockholder wishing to nominate a director at or bring any other item before an annual meeting review a copy of our bylaws, which are available on the Investor Relations section of our website located at www.aa.com/investorrelations by clicking on the “Corporate Governance” link or, without charge, from our Corporate Secretary at the address on page 69.

The Nominating/Corporate Governance Committee has adopted a policy whereby it will consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to the address on page 69. We will forward submissions of candidates that meet the criteria for director nominees approved by the Board of Directors that we receive pursuant to this process to the Chairman of the Nominating/Corporate Governance Committee for further review and consideration. The criteria for director nominees are described in “Director Nominees” on page 13 of this Proxy Statement and are also available on the Investor

Relations section of our website located at www.aa.com/investorrelations by clicking on the “Corporate Governance” link.

Via U.S. Mail:	Via Courier:
AMR Corporation Corporate Secretary P.O. Box 619616, MD 5675 Dallas/Fort Worth International Airport, Texas 75261-9616	AMR Corporation Corporate Secretary 4333 Amon Carter Blvd., MD 5675 Fort Worth, Texas 76155

In certain sections of this Proxy Statement, references are made to documents that may be found at our website www.aa.com/investorrelations by clicking on the “Corporate Governance” link. All summaries of documents in this Proxy Statement are qualified in their entirety by reference to the actual text of the documents on our website.

AMR CORPORATION

April 17, 2009

EXHIBIT A

AMR CORPORATION
2009 LONG TERM INCENTIVE PLAN

SECTION 1    Purpose, Definitions.

The purpose of the AMR Corporation 2009 Long Term Incentive Plan (the “Plan”) is to enable AMR Corporation (the “Company”) to attract, retain and reward key employees of the Company and its Subsidiaries, and strengthen the mutuality of interests between such key employees and the Company’s stockholders, by offering such key employees performance-based stock incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)    “Award” means any award of a Stock Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, Performance Related Award or Stock Based Award made pursuant to the Plan. Award shall also include a cash incentive award payable in accordance with Section 8(b).

(b)    “Board” means the Board of Directors of the Company.

(c)    “Cause” means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant’s willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any Subsidiary.

(d)    “Change in Control” means, unless otherwise defined, the happening of any of the following:

(i)    When during any 12 month period any “person” as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including any “group” within the meaning of both Section 13(d) of the Exchange Act and Treas. Reg. § 1.409A-3(i)(5)(v)(B), but excluding the Company, any Subsidiary or any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities;

(ii)    When during any 12 month period the individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual (x) whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board and (y) who is a nominee or other representative of the person(s) who conducted or threatened such contest or solution or an affiliate thereof; or

(iii)    Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a “Business Combination”); provided; however, that a Business Combination will not constitute a Change in Control if each of the following three conditions are satisfied following such Business Combination:

(A)    all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then outstanding shares of Stock of the Company and the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors immediately prior to such Business Combination beneficially own, directly or indirectly,

Exhibit A-1

more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries);

(B)    no person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) becomes, by reason of such Business Combination, the beneficial owner, directly or indirectly, of thirty percent (30%) or more of the combined voting power of the then outstanding voting securities of such corporation, but disregarding for this purpose any beneficial ownership held more than 12 months prior to the effective time of such Business Combination; and

(C)    at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

Without limiting the generality of the foregoing, the above definition is intended to constitute a change in the ownership, a change in effective control or a change in the ownership of a substantial portion of the assets of the Company, in each case as defined in Treasury Regulation 1.409A-3(i)(5) or any successor guidance thereto (a “409A Change Event”) and no event, change in ownership or occurrence shall be a Change in Control under this Plan unless it is also a 409A Change Event.

(e)    “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f)    “Committee” means the committee referred to in Section 2 of the Plan.

(g)    “Company” means AMR Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

(h)    “Deferred Stock” means a right granted pursuant to Section 7 to receive Stock at the end of a specified Restriction Period or, if so specified by the Committee, Restricted Stock prior to the end of the specified Restriction Period.

(i)    “Disability”, for awards not subject to Section 409A of the Code, means disability as determined under procedures established by the Committee for purposes of this Plan. For awards subject to Section 409A of the Code, “Disability” shall have the meaning given in Section 409A(a)(2)(C) of the Code; determination of such Disability shall be made by the Committee consistently with Treasury Regulation 1.409A-3(i)(4)(i) or successor guidance thereto.

(j)    “Early Retirement” means retirement from active employment with the Company and any Subsidiary at or after (i) attaining age 55 with 10 years of service or (ii) having satisfied the conditions for early retirement under any pension plan of the Company or any Subsidiary in which the Participant is a participant.

(k)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(l)    “Fair Market Value” means, as of any given date, the last sale price of the Stock on the New York Stock Exchange (or such other exchange or automated trading system on which the Stock is then principally traded) at the time of such grant or exercise, as applicable or, if no such sale of Stock occurs on such date, the last sale price on the immediately prior business day on which sales occurred occur. If, at any time, the Stock is not traded on an exchange or automated trading system, Fair Market Value shall be the fair market value of the Stock as determined by the Committee in good faith.

(m)    “Incentive Stock Option” means any Stock Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

Exhibit A-2

(n)    “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(o)    “Normal Retirement” means retirement from active employment with the Company and any Subsidiary pursuant to the applicable retirement provisions of the applicable pension plan of such entity.

(p)    “Participant” means any officer or key employee of the Company or any Subsidiary who has been granted an Award under the Plan.

(q)    “Performance Criteria” shall have the meaning ascribed thereto in Section 8.

(r)    “Performance Related Award” means any Performance Related Incentive Award or Performance Related Stock Award made pursuant to Section 8, the vesting of which is contingent upon the determination by the Committee that performance objectives established by the Committee have been attained, in whole or in part.

(s)    “Performance Related Incentive Award” shall have the meaning ascribed thereto in Section 8.

(t)    “Performance Related Stock Award” shall have the meaning ascribed thereto in Section 8.

(u)    “Plan” means this AMR Corporation 2009 Long Term Incentive Plan, as it may be amended from time to time.

(v)    “Prior Plan” means the 1998 AMR Corporation Long Term Incentive Plan, as in effect immediately prior to the effective date hereof, or as the same may be amended from time to time.

(w)    “Restricted Stock” means shares of Stock that are subject to restrictions under Section 7 below.

(x)    “Retirement” means Normal Retirement or Early Retirement.

(y)    “Stock” means the Common Stock, $1.00 par value per share, of the Company.

(z)    “Stock Appreciation Right” means the right granted under Section 6 below which entitles the grantee to receive, upon the exercise thereof in whole or in part, an amount in shares of Stock equal in value to the excess of the Fair Market Value (at the time of exercise) of one share of Stock over the base price per share specified with respect to the Stock Appreciation Right, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised. The number of shares to be issued shall be calculated on the basis of the Fair Market Value of the shares at the time of exercise. Notwithstanding the foregoing, the Committee may elect, at any time and from time to time, in lieu of issuing all or any portion of the shares of Stock otherwise issuable upon any exercise of any such Stock Appreciation Right, to pay the grantee an amount in cash or other marketable property of a value equivalent to the aggregate Fair Market Value at the time of exercise of the number of shares of Stock that the Committee is electing to settle in cash or other marketable property.

(aa)    “Stock-Based Award” shall have the meaning ascribed thereto in Section 9.

(bb)    “Stock Option” or “Option” means any option to purchase shares of Stock granted pursuant to Section 5 below.

(cc)    “Subsidiary” means any corporation (other than the Company) or other business entity in an unbroken chain beginning with the Company if each of the corporations or business entities (other than the last corporation or entity in the unbroken chain) owns (i) stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain or (ii) capital and profits interests representing fifty percent (50%) or more of all the capital and profits interests in one of the business entities (other than a corporation) in the chain.

SECTION 2    Administration.

(a)    Appointment of Committee.  The Plan shall be administered by a committee of not less than two members of the Board, who shall be appointed by, and serve at the pleasure of, the Board. In selecting the members of the Committee, the Board shall take into account the requirements for the members of the Committee to be treated as “Outside Directors” within the meaning of Section 162(m) of the Code and “Non-Employee Directors” for purposes of Rule 16b-3, as promulgated under Section 16 of the Exchange Act. The functions of the Committee specified in the Plan shall be exercised by the Board, if and to the extent that no Committee exists which has the

Exhibit A-3

authority to so administer the Plan, or to the extent that, at the time the action is to be taken, it is known that the Committee is not comprised solely of Non-Employee Directors for purposes of Rule 16b-3, as promulgated under Section 16 of the Exchange Act.

(b)    Powers Related to Awards.  The Committee shall have full authority to grant, pursuant to the terms of the Plan, Awards to officers and other key employees eligible under Section 4. In addition to any other authority that may be afforded to the Committee under the Plan, the Committee shall have the authority:

(i)    to select the officers and other key employees of the Company and its Subsidiaries to whom Awards may from time to time be granted hereunder and, subject to the provisions of Sections 3, 5 and 8, to determine the number of shares to be covered by each such Award granted hereunder;

(ii)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions, regarding any Stock Option or other Award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine in its sole discretion);

(iii)    to determine whether, to what extent and under what circumstances Awards are to be made, and operate, on a tandem basis vis-a-vis other Awards under the Plan and/or awards outside of the Plan;

(iv)    to determine the terms and conditions pursuant to which an Award may vest on a pro rata basis or be terminated; and

(v)    to impose conditions that may require the repayment, in whole or in part, of the compensation or other benefit received by a Participant with respect to any Award or Awards, to the extent that the compensation or benefit was derived from the misconduct of the Participant or inaccuracies in the financial or performance-related data upon which payment of any Award was made.

(c)    Interpretative Powers.  The Committee shall have the authority: to adopt and modify such rules, guidelines and practices governing the Plan which are not inconsistent with the terms of the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. Section 409A of the Code applies to certain Awards under this Plan, and it is intended that all such Awards shall be issued, administered, exercised and paid or transferred in conformance therewith. All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding on all persons, including the Company and Participants. Accordingly, notwithstanding anything in Section 11 to the contrary, the Committee shall have authority to amend or restate the terms of a grant or award to preclude violation of Section 409A of the Code, without the consent of the recipient thereof.

(d)    Delegation.  The Committee may appoint in writing such person or persons as it may deem necessary or desirable to carry out any of the duties and responsibilities of the Committee hereunder and may delegate to such person or persons in writing such duties, and confer upon such person or persons in writing, such powers, discretionary or otherwise, as the Committee may deem appropriate. Without limiting the generality of the foregoing, but subject to applicable law, the Committee may authorize from time to time the Chief Executive Officer and/or a member of the Board or a committee of directors or officers of the Company or its Subsidiaries or a subcommittee of members of the Committee to grant Awards under this Plan to officers and other key employees of the Company or its Subsidiaries authorized or approved by the Committee (including grants of individual Awards to officers and other key employees authorized or approved by the Committee in a pool of Awards for a group of officers and/or other key employees), subject to any conditions or limitations as the Committee may establish; provided that all Awards to executive officers of the Company shall be approved by the Committee or a subcommittee thereof.

SECTION 3    Stock Subject to Plan.

(a)    Initial Share Authorization.  The total number of shares of Stock reserved and available for distribution under the Plan shall be 4,000,000 shares. Shares issued under this Plan may consist, in whole or in part, of

Exhibit A-4

authorized and unissued shares or treasury shares. As otherwise expressly provided in this Plan, Awards granted hereunder may be payable in shares of Stock, cash or other property, or any combination thereof, as determined by the Committee.

(b)    Effect of Forfeitures and Other Settlements.  Any shares of Stock subject to a Stock Option or Stock Appreciation Right, or to any Restricted Stock, Deferred Stock or Performance Related Award, or a comparable award granted under the Prior Plan, that, in either case, after the date this Plan is adopted, is forfeited or otherwise terminated or settled, in whole or in part, without a payment being made to the Participant in the form of Stock shall again be available for distribution in connection with future Awards under the Plan. Without limiting the generality of the preceding sentence, upon the exercise of a Stock Appreciation Right, regardless of whether granted on a stand-alone basis or in tandem with any Stock Option, only the number of shares of Stock actually issued in connection with the exercise of such Stock Appreciation Right (and not the corresponding number of shares of Stock related to the Stock Appreciation Right (or portion thereof) being exercised) shall be treated as issued under the Plan and the remaining number of shares of Stock related to such exercised Stock Appreciation Right (or portion thereof), including the corresponding number of shares related to any tandem Stock Option cancelled upon such exercise, shall again be available for issuance under the Plan.

(c)    Adjustments.  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary cash dividend, other change in corporate structure affecting the Stock, or other event or transaction of a similar nature that results in a material change in the value of the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price or base price of shares subject to outstanding Stock Options or Stock Appreciation Rights granted under the Plan, and in the number of shares subject to other outstanding Awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion and in compliance with Section 409A of the Code, to prevent the enhancement or diminution of the rights of any Participant hereunder or in the benefits collectively available under the Plan for all Participants and all persons eligible to be Participants, provided that the number of shares subject to any Award shall always be a whole number.

SECTION 4    Eligibility.

Officers and other key employees of the Company and its Subsidiaries (but excluding members of the Committee and any person who serves only as a director) who are responsible for, or contribute to, the management, growth and/or profitability of the business of the Company and/or its Subsidiaries are eligible for Awards under the Plan.

SECTION 5    Stock Options.

Stock Options may be granted alone, in addition to, or in tandem with, other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided that, in no event shall the number of shares of Stock subject to any Stock Options and/or Stock Appreciation Rights granted to any employee during any calendar year exceed 750,000 shares, as such number may be adjusted pursuant to Section 3(c). In no event may any Stock Option or Stock Appreciation Rights be granted in connection with, or conditioned upon, the exercise of any previously granted Stock Option or Stock Appreciation Rights. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)    Option Price.  The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided, that such option price may not be less than the Fair Market Value of the Stock at the time the Stock Option is granted. Without the express approval of the Company’s stockholders, except as otherwise provided in Section 3(c), the Committee shall not be entitled to amend or otherwise modify any Stock Option to lower the option price per share below the Fair Market Value on the date of grant, or to issue any replacement Stock Option or similar Award in exchange for a Stock Option with a higher exercise price.

Exhibit A-5

(b)    Option Term.  The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted.

(c)    Exercisability.  Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that (i) except as otherwise expressly provided in the Plan, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option and (ii) after the date any Stock Option is granted, such Stock Option may only become exercisable on a accelerated basis in the event of a Change in Control or the Participant’s death, Disability or Retirement, as provided in the Plan or otherwise determined by the Committee.

(d)    Method of Exercise.  Subject to whatever installment exercise provisions apply under Section 5(c) and subject to whatever restrictions may be imposed by the Company, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares as to which the Stock Option is being exercised. Without limiting the generality of the foregoing, payment of the option price may be made: (i) in cash or its equivalent; (ii) by exchanging shares of Stock owned by the optionee (which are not the subject of any pledge or other security interest); (iii) through an arrangement with a broker approved by the Company whereby payment of the exercise price is accomplished with the proceeds of the sale of Stock; or (iv) by any combination of the foregoing, provided that the combined value of all cash and cash equivalents paid and the Fair Market Value of any such Stock so tendered to the Company, valued as of the time of such tender, is at least equal to such option price. In addition, the Committee may permit any Stock Option to be exercised without payment of the purchase price, in which case the Company’s sole obligation shall be to issue to the optionee the same number of shares of Stock as would have been issued had such Stock Option been Stock Appreciation Rights in respect of an identical number of shares of Stock. An optionee shall not have any rights to dividends or other rights of a stockholder with respect to shares subject to the Option until the optionee has exercised such Stock Option by paying for the shares being exercised (or the Company has elected to net settle such Stock Option) in accordance with this Section 5(d).

(e)    Transferability of Options.  Unless the Committee shall permit (on such terms and conditions as it shall establish) an Option (other than an Incentive Stock Option) to be transferred to a member of the Participant’s immediate family or to a trust or similar vehicle solely for the benefit of the Participant and/or such immediate family members, no Option shall be assignable or transferable except by will or the laws of descent and distribution, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant.

(f)    Termination by Death, Disability and Retirement.  Subject to Section 5(g), if an optionee’s employment by the Company and any Subsidiary terminates by reason of death, Disability or Retirement, any Stock Option held by such optionee may thereafter be exercised in accordance with the terms and conditions established by the Committee. In the event of termination of employment by reason of death, Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(g)    Cause.  Upon a Participant’s termination for Cause, any Stock Options held by such Participant shall be immediately cancelled and may not thereafter be exercised, even if exercisable on the date of such termination.

(h)    Other Termination.  If an optionee’s employment by the Company or any Subsidiary terminates for any reason other than Cause, death, Disability or Normal or Early Retirement, any unvested Stock Option shall thereupon terminate and the Committee may permit an optionee up to 90 days following such termination to exercise any Stock Options that are exercisable as of the date of such termination.

(i)    Incentive Stock Options.  Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Exhibit A-6

SECTION 6    Stock Appreciation Rights.

Stock Appreciation Rights may be granted alone, in addition to, or in tandem with, other Awards granted under the Plan. Any Stock Appreciation Right granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, unless the Participant otherwise consents, such rights may be granted only at the time of grant of such Stock Option. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a)    Exercisability.  Stock Appreciation Rights shall be exercisable at such time and subject to such conditions as the Committee shall specify, except that any Stock Appreciation Right granted in tandem with a Stock Option (or portion thereof) shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable, including in the event of the termination of the Participant’s employment, in accordance with the provisions of Section 5 of the Plan. Any Stock Appreciation Right granted on a stand-alone basis shall be subject to the same rules regarding exercisability (including those pertaining to the impact of termination of employment and the periods following termination of employment) that apply to Stock Options under Section 5.

(b)    Shares Delivered on Exercise.  A grantee of a Stock Appreciation Right shall not have any rights to dividends or other rights of a stockholder with respect to shares subject to the Stock Appreciation Right until the grantee has exercised the Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right, a grantee shall be entitled to receive an amount in shares of Stock (or, solely to the extent determined by the Committee, cash) equal in value to the excess of the Fair Market Value (at the time of exercise) of one share of Stock over the base price per share specified with respect to the Stock Appreciation Right, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised. When payment is to be made in shares, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares at the time of exercise.

Notwithstanding anything in this Section 6(b) to the contrary, the base price in respect of any Stock Appreciation Right shall not be less than the Fair Market Value of the Stock at the time the Stock Appreciation Right is granted, or in the case of a Stock Appreciation Right granted in tandem with a Stock Option, the Fair Market Value at the time the related Stock Option was granted. Without the express approval of the Company’s stockholders, except as otherwise provided in Section 3(c), the Committee shall not be entitled to amend or otherwise modify any Stock Appreciation Right to lower the exercise price below the Fair Market Value applicable at the date of grant, or to issue any replacement Stock Appreciation Right or similar award in exchange for a Stock Appreciation Right with a higher exercise price.

(c)    Exercise of SARs.  A Stock Appreciation Right may be exercised by a grantee, subject to Section 6(b), in accordance with the procedures established by the Committee from time to time for such purposes. Upon such exercise, the grantee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b).

(d)    Exercise of Tandem Option.  A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option (and similarly the related Stock Option shall no longer be exercisable upon the exercise or termination of the related Stock Appreciation Right), subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

(e)    Transferability.  Stock Appreciation Rights shall be transferable only to the extent that Stock Options may be transferable under Section 5(e) of the Plan.

SECTION 7    Restricted Stock and Deferred Stock.

(a)    Administration.  Restricted Stock or Deferred Stock may be issued either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or awards made outside of the Plan. The Committee shall

Exhibit A-7

determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock or Deferred Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such Awards may be subject to forfeiture, and all other terms and conditions of the Awards. The Committee may condition the grant of Restricted Stock or Deferred Stock upon the attainment of specified Performance Criteria or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock or Deferred Stock Awards need not be the same with respect to each recipient. The shares of Restricted Stock and any Deferred Stock awarded pursuant to this Section 7 shall be subject to the following terms and conditions:

(b)    Restriction Period.  Subject to the provisions of this Plan and the Award agreement, during a period set by the Committee commencing with the date of such Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock or Deferred Stock awarded under the Plan. Where the Restriction Period will lapse or expire based on service, the Restriction Period shall be at least three (3) years, provided that such Restriction Period may lapse ratably over such minimum three-year period and may be waived in the event of death, Disability, Retirement or a Change in Control. Where the Restriction Period will lapse or expire based on Performance Criteria, as provided in Section 8, the Restriction Period shall be at least one (1) year, but may be waived in the event of death, Disability, Retirement or a Change in Control. Subject to the two immediately preceding sentences, the Committee, in its sole discretion, may provide for the lapse of any restrictions imposed on any Restricted Stock or Deferred Stock Award in installments and may accelerate or waive such restrictions in whole or in part, based on service, Performance Criteria and/or such other factors as the Committee may determine, in its sole discretion.

(c)    Dividend Equivalents on Deferred Stock.  The Committee shall determine whether an amount equivalent to any dividends declared on a share of Stock will be credited with respect to an Award of Deferred Stock and, if so, when such dividend equivalents will be paid and whether they will be paid in (or valued by reference to) cash, Restricted Stock or additional Deferred Stock, in any case in compliance with Section 409A of the Code. Notwithstanding the foregoing, except to the extent that a stock, property or extraordinary dividend would require an adjustment to such an Award pursuant to Section 3(c), no dividend equivalents shall be payable in respect of any Performance Related Stock Award that has not become vested as of the record date of the corresponding dividend payable on the Stock.

(d)    Delivery.  Promptly after the lapse of the Restriction Period (unless and to the extent that the Committee decides to settle the Award in cash), if and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the Company shall record on its books and records, in a manner generally consistent with its then current procedures for recording stock ownership, the Participant’s ownership of an appropriate number of unrestricted shares of Stock. At the expiration of the Restriction Period with respect to any Award of Deferred Stock, the Company shall record on its books and records, in a manner generally consistent with its then current procedures for recording stock ownership, the Participant’s ownership of a number of shares of Stock equal to the shares covered by the Deferred Stock Award; provided, that, the Committee may determine, at or after grant, whether, and to what extent, to settle Deferred Stock in cash.

SECTION 8    Performance Related Awards.

(a)    Performance Objectives.  Notwithstanding anything else contained in the Plan to the contrary, the Committee may, at the time of grant, provide that any Award of Restricted Stock or Deferred Stock shall become vested, if at all, upon the determination by the Committee that performance objectives established by the Committee have been attained, in whole or in part (a “Performance Related Stock Award”). In addition, the Committee may grant dollar denominated awards to any Participant, the vesting of which shall be subject to the determination by the Committee that performance objectives established by the Committee shall have been satisfied, in whole or in part (a “Performance Related Incentive Award”). The performance objectives upon which any Performance Related Award shall be based shall be determined over a measurement period or periods established by the Committee (which period or periods shall not be less than one (1) year). The Committee shall determine the performance objectives that must be satisfied with respect to any Performance Related Award from among the following criteria, which may be determined solely by reference to the performance of: (i) the Company; (ii) a Subsidiary; or (iii) a

Exhibit A-8

division or unit of any of the foregoing or based on comparative performance of any of the foregoing relative to past performance or to other companies: (A) return on equity; (B) total shareholder return; (C) primary or fully diluted earnings per share; (D) EBITDA; (E) revenues; (F) cash flows, revenues and/or earnings relative to other parameters (e.g., net or gross assets); (G) operating income; (H) return on investment; (I) changes in the value of the Stock; (J) return on assets; (K) operational performance (including on-time performance); (L) customer satisfaction; and (M) employee surveys (the “Performance Criteria”). In addition to the performance conditions established pursuant to the immediately preceding sentence, the Committee may further condition the vesting of any Performance Related Award on achieving such additional performance conditions of whatever nature that the Committee deems appropriate. Excluding Stock Options and/or Stock Appreciation Rights granted hereunder, the maximum number of shares of Stock that may be subject to any such Performance Related Stock Award granted to any key employee in any calendar year shall not exceed 750,000 shares, as such number may be adjusted pursuant to Section 3(c); provided that, based on the level of achievement of the performance objectives, the number of shares of Stock issuable in respect of any Performance Related Stock Award upon achievement of the applicable performance conditions may be up to twice the number of shares initially granted. The maximum initial dollar value of any Performance Related Incentive Award granted to any key employee may not exceed $3,000,000; provided that, based on the level of achievement of the performance objectives, the actual amount payable in respect of such Performance Related Stock Award upon achievement of the applicable performance conditions may be twice the initial dollar value.

(b)    Annual Incentive Compensation.  The Committee may, in addition to the Performance Related Awards described above, pay cash amounts under the Plan or any other plan or arrangement approved by the Committee and designated as complying with this Section 8(b), provided such other plan or arrangement is in conformity with the provisions of this Section 8(b), to any officer of the Company or any Subsidiary who is subject to the reporting requirements of Section 16(a) of the Exchange Act upon the achievement, in whole or in part, of performance goals or objectives established in writing by the Committee with respect to such performance periods as the Committee shall determine. Any such goals or objectives shall be based on one or more of the Performance Criteria. Notwithstanding anything else contained herein to the contrary, the maximum amount of any such cash payment to any single officer with respect to any calendar year shall not exceed $3,000,000.

(c)    Interpretation.  Notwithstanding anything else contained in the Plan to the contrary, to the extent required to so qualify any Performance Related Award to any officer who is subject to the reporting requirements of Section 16(a) of the Exchange Act as other performance based compensation within the meaning of Section 162(m)(4)(C) of the Code, the Committee shall not be entitled to exercise any discretion otherwise authorized under the Plan (such as the right to accelerate vesting without regard to the achievement of the relevant performance objectives) with respect to such Performance Related Award if the ability to exercise such discretion (as opposed to the exercise of such discretion) would cause such Award to fail to qualify as other performance based compensation.

SECTION 9    Stock Based Awards.

(a)    Stock Based Awards.  The Committee may grant other types of equity-based or equity-related awards (“Stock-Based Awards”) not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Stock) in such amounts and subject to such terms and conditions as the Committee shall determine; provided, however, that in no event may the aggregate number of shares subject to Stock-Based Awards granted under the Plan exceed five percent of the Shares available for issuance under Section 3(a). Such Stock-Based Awards may be granted as an inducement to enter the employ of the Company or any Subsidiary or in satisfaction of any obligation of the Company or any Subsidiary to an officer or other key employee, whether pursuant to this Plan, the Prior Plan or otherwise, that would otherwise have been payable in cash or in respect of any award under the Prior Plan. Such Stock-Based Awards may entail the transfer of actual Stock, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

(b)    Termination of Service.  The Committee shall specify the extent to which the Participant shall have the right to receive Stock-Based Awards following termination of the Participant’s employment with the Company and

Exhibit A-9

its Subsidiaries. Such provisions need not be uniform among all Stock-Based Awards, and may reflect distinctions based on the reasons for such termination.

(c)    Transferability.  Except as the Committee shall otherwise specify at or after grant, Stock-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and during the Participant’s lifetime only by the Participant.

SECTION 10  Change in Control Provisions.

Notwithstanding the provisions of Sections 5, 6, 7, 8 and 9, unless otherwise specified in an Award agreement, in the event of a Change in Control:

(a)    Any Stock Options and Stock Appreciation Rights awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

(b)    The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock, Performance Related Awards or Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and Awards shall be deemed fully vested, with any Performance Criteria shall be deemed met at target; and

(c)    The value of all outstanding Awards to the extent vested may at the sole discretion of the Committee at or after grant but prior to any Change in Control, be cashed out, based on the then current Fair Market Value, as of the date such Change in Control is determined to have occurred or such other date prior to the Change in Control as the Committee may determine.

SECTION 11    Amendments and Termination.

The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would (i) without stockholder approval, (A) increase the number of shares available for issuance under the Plan, (B) modify the requirements for participation under the Plan, (C) otherwise enhance the benefits that may be provided to Participants under the Plan, including by enhancing the ability of the Committee to waive restrictions on Restricted Stock and Deferred Stock, or (D) authorize the repricing of outstanding Stock Options or Stock Appreciation Rights, or (ii) impair the rights of a Participant under an Award theretofore granted, without the Participant’s consent. Any amendment of the Plan shall be subject to stockholder approval to extent required under the immediately preceding sentence, applicable law or the applicable rules of any exchange or trading system on which the Stock is listed to trade. Subject to the express terms and conditions of the Plan, the Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, provided that no such amendment shall impair the rights of any holder without the holder’s consent.

SECTION 12    General Provisions.

(a)    Compliance with Securities Laws.  The Committee may require each person purchasing shares pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b)    Other Compensation Arrangements.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

(c)    No Right to Employment.  The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may

Exhibit A-10

be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

(d)    Tax Withholding.  Except as the Participant and the Company may otherwise agree, no later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be satisfied by settling an Award, in relevant part, by the payment of cash to the relevant tax authorities in lieu of issuing (or in cancellation of) Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(e)    Deferral of Compensation.  Subject to compliance with the applicable requirements of Section 409A of the Code, the Committee may, in its sole discretion, permit a Participant to postpone the delivery of Stock under any Award under the Plan upon such terms and conditions as the Committee shall determine.

(f)    Governing Law.  The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

SECTION 13    Term of Plan.

Subject to stockholder approval of the Plan at the annual meeting of the Corporation’s stockholders in 2009, the Plan shall be effective as of May 20, 2009. No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date, in accordance with the terms of such Awards.

Exhibit A-11

AMR CORPORATION
2009 ANNUAL MEETING OF STOCKHOLDERS
American Airlines Training & Conference Center
Flagship Auditorium
4501 Highway 360 South, Fort Worth, Texas 76155

Wednesday, May 20, 2009

Registration Begins:	7:15 a.m. (Central Daylight Saving Time)
Meeting Begins:	8:00 a.m. (Central Daylight Saving Time)

•	AMR Corporation stockholders as of the close of business on March 23, 2009 are entitled to attend the annual meeting on May 20, 2009.

•	To attend the annual meeting, you must have an admission ticket (printed on, or included with, the proxy card or voting instruction form) or other proof of beneficial ownership of AMR Corporation shares as of March 23, 2009 that is acceptable to us (such as a statement from your broker reflecting your stock ownership as of March 23, 2009). We may ask each stockholder to present valid governmentally-issued picture identification, such as a driver’s license or passport. For security reasons, all bags are subject to search, and all persons who attend the annual meeting may be subject to a metal detector and/or a hand wand search. The use of cameras or other recording devices at the annual meeting is prohibited. If you do not have valid picture identification and either an admission ticket or appropriate documentation verifying that you owned AMR Corporation stock on March 23, 2009, or you do not comply with our security measures, you will not be admitted to the annual meeting. All stockholders will be required to check-in at the registration desk.

•	Persons acting as proxies must bring a valid proxy from a record holder who owns shares as of the close of business on March 23, 2009.

•	Please allow ample time for check-in.

•	Thank you for your interest and support – your vote is important!

ADMISSION TICKET
AMR CORPORATION
The 2009 Annual Meeting of Stockholders will be held at 8:00 a.m., Central Daylight Saving Time, on
Wednesday, May 20, 2009, at the American Airlines Training & Conference Center, Flagship Auditorium
4501 Highway 360 South, Fort Worth, Texas 76155

TO ATTEND THIS MEETING YOU MUST PRESENT THIS ADMISSION TICKET OR OTHER PROOF OF SHARE OWNERSHIP.
Stockholders may be asked for a valid picture identification. For security reasons, all bags are subject to search, and all persons who attend the meeting may be subject to a metal detector and/or hand wand search.
Registration begins at 7:15 a.m.
NOTE: Cameras, tape recorders or other similar recording devices will not be allowed in the meeting room.

PROXY/VOTING INSTRUCTION CARD
AMR CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF AMR CORPORATION
The undersigned hereby appoints Gerard J. Arpey, David L. Boren and Ann M. Korologos, or any of them, proxies, each with full power of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of AMR Corporation on May 20, 2009, and any adjournments thereof, upon all matters as may properly come before the meeting. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein.
Employees/Participants Holding Shares of AMR Corporation’s Stock as an Investment Option Under the $uper $aver 401(k) Plan (the “Option”): This card also constitutes your voting instructions to the appointed investment manager for those shares held in the Option. Consistent with its fiduciary duties under the Employee Retirement Income Security Act of 1974, Bank of America, National Association (“BANA”) as investment manager of the Option, will vote the shares held in the Option for which timely voting instructions are received as instructed by you. Your voting instructions to BANA are confidential. In order for your vote to be counted, BANA must receive your voting instructions by 11:59 p.m., Eastern Daylight Saving Time, on May 15, 2009. Any shares for which timely instructions are not received by BANA will be voted in the same manner and proportion as those shares for which timely instructions are received. The number of shares you are eligible to vote is based on your unit balance in the Option on March 23, 2009, the record date for the determination of stockholders eligible to vote. If you have any questions regarding your voting rights under the Option, this voting instruction card or the confidentiality of your vote, please contact BANA between the hours of 9:00 a.m. and 4:00 p.m., Pacific Daylight Saving Time, at 1-800-535-3093.
You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE. You need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxies cannot vote your shares unless you vote your shares using the Internet, vote by telephone or sign and return this card.
(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
AMR CORPORATION
May 20, 2009

PROXY VOTING INSTRUCTIONS

THREE WAYS TO VOTE:
As a stockholder, you can help AMR Corporation save both time and expense by voting this proxy over the Internet or by touch-tone telephone.
INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.
TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
Vote online/telephone until 11:59 p.m. Eastern Daylight Saving Time the day before the meeting.
MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible.
If you vote your proxy by Internet or telephone, you do NOT need to mail back your proxy card. THANK YOU FOR VOTING!

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
Our Official Notice of Annual Meeting of Stockholders, Proxy
Statement and 2008 Annual Report to Stockholders are available on our website located at www.aa.com/investorrelations

â Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.â

2 1 3 3 3 3 3 0 0 0 0 0 0 0 0 0 1 0 0 0 4	0 5 2 0 0 9

The Board of Directors recommends a vote FOR proposals 1, 2 and 3; and AGAINST proposals 4 and 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1.	Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	O O O O O O O O O O O O O	Gerard J. Arpey
John W. Bachmann
David L. Boren
Armando M. Codina
Rajat K. Gupta
Alberto Ibargüen
Ann M. Korologos
Michael A. Miles
Philip J. Purcell
Ray M. Robinson
Judith Rodin
Matthew K. Rose
Roger T. Staubach
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL NOMINEES EXCEPT (See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL NOMINEES EXCEPT” and fill in the circle next to each nominee you wish to WITHHOLD, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST		ABSTAIN
2.	Ratification of the selection by the Audit Committee of Ernst & Young LLP as independent auditors for the year 2009	☐	☐		☐

3.	Proposal to approve the 2009 Long Term Incentive Plan	☐	☐		☐

4.	Stockholder Proposal Relating to Cumulative Voting for the Election of Directors	☐	☐		☐

5.	Stockholder Proposal Relating to Special Shareholder Meetings	☐	☐		☐

This proxy, when properly signed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR all of the Board of Directors’ nominees; FOR proposals 2 and 3; and AGAINST proposals 4 and 5.

	if you plane to attend the Annual Meeting, please mark this box:			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■